UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2023 – June 30, 2023

Item 1. Reports to Shareholders.

royceinvest.com

The Royce Funds 2023 Semiannual

Review and Report to Shareholders

June 30, 2023

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Opportunity Fund

Royce Small-Cap Special Equity Fund

Royce Small-Cap Total Return Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

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Letter to Our Shareholders

THE BIGGER THE BETTER?

U.S. stocks finished the first six months of 2023 in strong shape, with all the major domestic indexes squarely in the black at the end of June. Several factors seemed to play a role in fostering a more optimistic mindset: returns in April and May were low for the large-cap Russell 1000 Index and negative for the small-cap Russell 2000 Index, which likely encouraged some investors to give equities a fresh look. Investors may also have begun looking past concerns about inflation and recession toward a more stable, perhaps even vibrant period of economic growth. Employment stayed strong while recession talk moderated in terms of both coverage and volume. Both were encouraging developments, though the Fed’s decision to skip an interest rate hike in June, even as the central bank all but promised increases in July and September, was almost certainly an even bigger factor.

How well stocks performed during 2023’s first half varied considerably depending on where one looked along the market capitalization spectrum. In general, the farther upward one traveled, the higher the returns ran. Interestingly (and somewhat frustratingly), 2023 began with an advantage for small-cap stocks. It was short-lived, however, lasting only until this year’s high for the Russell 2000 on Groundhog Day (2/2/23) before giving way to a rather dramatic reversal. As of 1/31/23, the small-cap index was 300 basis points ahead of the Russell 1000 for the year-to-date period (+9.7% versus +6.7%). At the end of June, however, the Russell 2000 was running 859 basis points behind the Russell 1000 for the year-to-date period ended 6/30/23.

Returns for the Russell Microcap, Russell 2000, Russell 1000, and Russell Top 50

Year-to-Date through 6/30/23

Past performance is no guarantee of future results.

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LETTER TO OUR SHAREHOLDERS

And although returns were lower, large-cap outperformance was also the pattern among non-U.S. stocks, with the difference being that the year-to-date spread was much narrower: the MSCI ACWI ex USA Small Cap Index rose 6.8% in 2023’s first half while the MSCI ACWI ex USA Large Cap Index increased 9.8%.

ARTIFICIAL INTELLIGENCE: A MARKET-SHAPING FORCE?

We think a couple of related observations are relevant from the standpoint of small-cap specialists like us: first, two factors affected the shift in leadership between U.S. small- and large-cap stocks, one that disproportionately hurt small caps and another that disproportionately helped a few mega-cap names. Small caps bore the brunt of the damage from the banking crisis, which had its most adverse effects on the share prices of smaller regional players. (It came as no surprise to us that banks were the top-detracting industry in the Russell 2000 for 2023’s first half.) The factor that helped large cap, and in our view the primary driver of that asset class’s higher returns in the first half of the year, was the promise of artificial intelligence (“AI”), a major secular trend whose impacts have just begun to register.

Widespread positive performance masked how top heavy and tightly concentrated returns have become since stocks began rallying near the end of 2022. Looking closer at first-half results reveals the degree to which the prospects for AI drove large-cap performance, which was dominated by impressive results for “The Magnificent Seven,” a handful of mostly familiar behemoths: Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla. The combined market capitalizations of these seven companies accounted for 25.1% of the Russell 1000’s total market capitalization at the end of June. To get an additional sense of how enormous they are: Apple, the largest of them as of June 30, had a market cap of $3.05 trillion—which was more than the market cap of the entire Russell 2000 as of that same date. Considering there are more than 4,000 publicly traded companies in the U.S., this is an almost absurd level of concentration, one that appears unsustainable to us. It is a level of concentration the market has not seen since the ‘Nifty Fifty’ market of the early to mid 1970s. Each of “The Magnificent Seven” is considered one of the primary beneficiaries of AI’s vast untapped potential. Without them, the Russell 2000 would have beaten the Russell 1000 in the first half of 2023. (We feel it’s also worth mentioning that the fall of the Nifty Fifty, all of them established large-cap stocks at the time, precipitated a long run of small-cap outperformance.)

The Russell 2000 Beat the Russell 1000, Excluding the “Magnificent Seven”

Year-to Date Performance for the Russell 2000, Russell 1000, Russell 1000 ex. the Magnificent 7, and the Magnificent 7

Past performance is no guarantee of future results.

ARE SMALL CAPS MOVING FROM BEAR TO BULL?

Unlike their bigger siblings, small caps remained in a bear market at the end of June. The Russell 2000 was down -20.8% from its last peak on 11/8/21, though a positive 7/31/23 brought it out of bear territory—a decline of at least -20.0% from its prior peak. By way of contrast, the Russell 1000 was down only -6.2% from its last peak on 1/3/22, and the tech-heavy Nasdaq fell just -12.9% from its most recent high on 11/19/21, through 6/30/23. Yet we are optimistic both in spite of the relative disadvantage of small-caps and, in some ways, because of it.

The average stock in the Russell 2000 was -28% off its 52-week high at the end of June, which gives some sense of the opportunity set that exists within small cap—and with it, the potential for improved performance going forward. Our expectation is that this potential will be realized over the next few years.

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LETTER TO OUR SHAREHOLDERS

First, significant multiple compression has occurred over the last several months among small caps, particularly small-cap value stocks. The result is that valuations looked highly favorable for the Russell 2000, on both an absolute basis and relative to the Russell 1000, where they remain close to a 20-year low, based on our preferred valuation metric, enterprise value over earnings before interest & taxes (“EV/EBIT”). Unsurprisingly in light of how it has recently lagged growth, the Russell 2000 Value Index finished June much more attractively valued than the Russell 2000 Growth Index, based on that same EV/EBIT metric. It is also worth noting that concerns about elevated valuations in the overall market have played out in an inflationary climate with rising interest rates and widespread anxiety that the economy is about to slip into a recession. We suspect that these concerns will continue to recede as economic news continues to skew more positively. Of course, we are more focused on the absolute valuations of individual companies, which in many instances look appealingly inexpensive to us. The average stock in the Russell 2000 was -28% off its 52-week high at the end of June, which gives some sense of the opportunity set that exists within small cap—and with it, the potential for improved performance going forward. Our expectation is that this potential will be realized over the next few years.

LISTENING TO CLIO, OR A SMALL-CAP HISTORY IN 3 CHARTS

We also see history (and Clio is the Muse of that discipline) showing several reasons why small-cap investors may currently have reasons to be cheerful. We are of course mindful of the fact that history seldom repeats itself. But it often rhymes—and always offers valuable lessons for those of us who take the time to examine previous performance patterns. We began with an analysis of what has happened at the end of past rate hike cycles. While our current era has seen the fastest pace of interest rate hikes on record, there have been other interest rate increase cycles. We looked at the subsequent one-year returns for small cap over four previous rate hike cycles, going back to 1993. The Russell 2000 had positive performance in three of the four periods, and in each of those three, returns were in the double digits. Over all four periods, the small-cap index averaged an impressive 18.4% gain.

Historical Performance Post Final Fed Rate Hikes

Subsequent Average Annual 1-Year Returns for the Russell 2000 Following Final Rate Hikes from 3/31/93 through 6/30/23

Past performance is no guarantee of future results.

Looking more closely at the present, we find that January and June were the only months so far in 2023 when the Russell 2000 had positive returns. There were four straight down months in between, a rare occurrence that has happened only nine times since the inception of the index on 12/31/78. We wanted to see what shape performance took over the subsequent one-, three-, and five-year spans. What we found was very encouraging, with each period coming in comfortably above the one-, three-, and five-year monthly rolling averages for the Russell 2000 since inception. For the eight periods for which we have data, subsequent one-year returns averaged 24.7%; subsequent three-year returns averaged 21.0%; and subsequent five-year returns averaged 16.8%.

Russell 2000 Average Returns Following Four Consecutive Months with Negative Returns

From Russell 2000 Inception (12/31/78) through 6/30/23

Past performance is no guarantee of future results.

The Russell 2000 has had four consecutive down months in 9 out 534 periods.

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LETTER TO OUR SHAREHOLDERS

We are all hoping for a robust rebound for the U.S. economy for many reasons, not the least of which is that small caps, in particular the cyclical industries that mostly populate our portfolios, tend to do especially well in a thriving economy.

We also looked at data that demonstrates how strong and lasting a rebound small caps have enjoyed after low annualized five-year periods such as we had at the end of June, when the small-cap index’s average annualized 5-year return was a paltry 4.2%. The Russell 2000 had positive annualized five-year returns 100% of the time—in all 81 five-year periods—averaging an impressive 14.9%, which was well above its monthly rolling five-year return since inception of 10.4%.

Why Better Small-Cap Performance May Be Ahead

Subsequent Average Annualized 5-Year Performance for the Russell 2000 Following 5-Year Annualized Return Ranges of Less Than 5% from 12/31/83 through 6/30/23

Past performance is no guarantee of future results.

It appears to us that history is on the side of strong small-cap performance going forward.

THE FUTURE’S SO BRIGHT?

We are all hoping for a robust rebound for the U.S. economy for many reasons, not the least of which is that small caps, in particular the cyclical industries that mostly populate our portfolios, tend to do especially well in a thriving economy. And while some data points remain concerning—most notably higher rates, wobbly industrial production, and a stubbornly inverted yield curve—there are also many signs that the economy is inching closer to recovery. To be sure, a soft landing looks more and more likely to us, while the kind of deep and potentially lengthy recession many have been anticipating since late 2021 looks less and less likely. As Neil

Dutta at Renaissance Macro recently put it, “The statute of limitations has now kicked in” regarding a recession in the U.S.

The U.S. Commerce Department reported a 0.9% seasonally adjusted increase in construction spending for May, which included a significant jump in spending on new manufacturing facilities. There was a 76.3% increase from a year earlier, as well as a 1% advance in May over April. The Commerce Department also showed that spending on manufacturing construction accounted for almost 0.5% of first-quarter GDP, its largest share since 1991. And its second-quarter share of GDP is expected to be even higher. Homebuilding rose by 21.7% in May, a record monthly surge that defied expectations of a slowdown. CapEx has been steady and has shown signs of improving, with the ISM services index re-accelerating in June. Durable goods orders rose for the fourth consecutive month in that same month, hitting a record high for nondefense capital goods (excluding aircraft or core capital goods, a proxy for business equipment investment). Moreover, retail and vehicle sales rose in June while the University of Michigan’s consumer sentiment measure rose in July. Most important, however, was that second-quarter GDP came in higher than expected, thanks to resilient consumers and robust business investment, as inflation continued to moderate, rising at the slowest rate in more than two years. We think investors should also keep in mind that rate hikes and inflation will likely be sunsetting over the next year or so, when the positive impacts of reshoring, the infrastructure bill, and the CHIPs Act will begin to take effect.

All this encouraging news may be of special relevance to small-cap investors. We looked at data going back to the 1940s, using the Center for Research in Securities Prices data where the CRSP 6-10 is the small-cap proxy, to see what happened to small caps in recessionary periods. The historical pattern is that small caps tend to trough before recessions end, advancing 33.3% on average from the small-cap trough to the end of the recession. As we have said previously, investors typically pay a steep price for waiting, whether for the market to bottom or a recession to end. And a recession remains a possibility, despite recent developments.

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LETTER TO OUR SHAREHOLDERS

The Price of Waiting for Recessions to End

Average Small-Cap Return from Market Trough to Recession’s End Was 33.3% from 6/30/49 through 4/30/20

Past performance is no guarantee of future results.

Ultimately, of course, we are bottom-up stock pickers. Our knowledge and experience lie in analyzing companies and managing portfolios. So, as important as we think all this data is, we put more trust into what we are hearing from company management teams. In our conversations, there continues to be a sense of cautious optimism—which was reflected in generally solid earnings for many holdings for the second quarter and few, if any, profit warnings so far for the third. All of this is consistent with our contention that small caps are due—arguably overdue—for a breakout in the coming months. Our confidence in the prospects for disciplined and patient active management within small cap remains high.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce Investment Partners	Co-Chief Investment Officer,	Royce Investment Partners
Royce Investment Partners
July 31, 2023

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Performance and Expenses

Performance and Expenses

As of June 30, 2023

				AVERAGE ANNUAL TOTAL RETURNS (%)						ANNUAL OPERATING EXPENSES (%)
	YTD [1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE	GROSS	NET
Royce Dividend Value Fund	11.92	22.44	12.85	6.12	7.34	8.14	N/A	8.15	5/3/04	1.62[3]	1.34[3]
Royce Global Financial Services Fund	3.51	6.04	7.11	3.67	7.18	7.53	N/A	7.31	12/31/03	1.98[3]	1.57[3]
Royce International Premier Fund	4.45	4.16	0.18	2.38	6.17	N/A	N/A	5.51	12/31/10	1.59 [3]	1.44 [3]
Royce Micro-Cap Fund	9.41	17.63	16.07	6.71	6.53	5.91	8.15	10.33	12/31/91	1.24	1.24
Royce Pennsylvania Mutual Fund	15.37	21.50	15.51	7.58	9.09	8.47	9.69	12.89[2]	N/A	0.96	0.96
Royce Premier Fund	14.31	19.60	13.07	7.99	9.27	8.41	10.62	11.19	12/31/91	1.18	1.18
Royce Small-Cap Opportunity Fund	13.16	20.42	23.76	8.91	10.14	10.39	10.83	11.91	11/19/96	1.23	1.23
Royce Small-Cap Special Equity Fund	7.85	15.89	13.89	6.25	6.98	8.52	8.40	8.60	5/1/98	1.21	1.21
Royce Small-Cap Total Return Fund	8.95	9.42	14.29	5.81	7.76	7.73	8.40	9.97	12/15/93	1.26	1.26
Royce Small-Cap Value Fund	8.40	20.91	17.60	3.68	5.48	4.96	8.53	8.33	6/14/01	1.59[3]	1.49[3]
Royce Smaller-Companies Growth Fund	15.33	22.28	7.10	4.76	8.00	6.91	9.45	10.11	6/14/01	1.55[3]	1.49[3]
INDEX
Russell 2000 Index	8.09	12.31	10.82	4.21	8.26	8.43	8.89	N/A	N/A	N/A	N/A
Russell Microcap Index	2.32	6.63	9.09	2.07	7.29	7.70	7.55	N/A	N/A	N/A	N/A
Russell 2000 Value Index	2.50	6.01	15.43	3.54	7.29	7.72	8.29	N/A	N/A	N/A	N/A
Russell 2000 Growth Index	13.55	18.53	6.10	4.22	8.83	8.85	9.23	N/A	N/A	N/A	N/A
Russell 2500 Index	8.79	13.58	12.29	6.55	9.38	9.32	9.86	N/A	N/A	N/A	N/A
MSCI ACWI ex USA Small Cap Index	6.84	10.93	8.15	2.62	5.75	4.71	8.49	N/A	N/A	N/A	N/A
MSCI ACWI Small Cap Index	8.02	13.02	10.83	4.53	7.62	7.20	9.35	N/A	N/A	N/A	N/A

1 Not annualized.

2 For Royce Pennsylvania Mutual Fund, the average annual total return shown is for the 50-year period ended 6/30/23.

3 Reflects Service Class expenses which include a 25bps distribution and/or service fee.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Annual gross operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and/or service fees, other expenses, and any applicable acquired fund fees and expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; and 1.49% for each the Royce Global Financial Services, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Each series of The Royce Fund is subject to market risk–the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Certain Funds invest a significant portion of their assets in a limited number of stocks or focus their investments in a particular sector or industry, which may involve considerably more risk than a more broadly diversified portfolio because they may be more susceptible to any single corporate, economic, political, regulatory, or market event. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. (Please see “Primary Risks for Fund Investors” and “Investing in Foreign Securities” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Dividend Value Fund (RDV)

Chuck Royce

FUND PERFORMANCE

Royce Dividend Value Fund was up 11.9% for the year-to-date period ended 6/30/23, outperforming its benchmark, the Russell 2500 Index, which rose 8.8% for the same period. The Fund also outpaced its benchmark for the 1- and 3-year periods ended 6/30/23.

WHAT WORKED… AND WHAT DIDN’T

Six of the portfolio’s eight equity sectors made a positive impact on performance for the year-to-date period ended 6/30/23. The sectors making the largest positive contributions were Industrials, Financials, and Materials, while the only negative impacts came from Real Estate and Energy. Health Care made the smallest contribution. At the industry level, metals & mining (Materials), capital markets, and banks (both from Financials) made the biggest positive contributions while the biggest detractors were real estate management & development (Real Estate), insurance (Financials), and oil, gas & consumable fuels (Energy).

The top-contributing position in 2023’s first half was First Citizens BancShares, which we’ve owned for many years, due mostly to its strong liquidity position and stellar deposit franchise. Its valuation looked attractive to us in late 2022, when we began adding shares that were trading at roughly 5x earnings per share. More recently, First Citizens was chosen by the FDIC to acquire Silicon Valley Bank, most likely owing to its long history of buying failed banks. Silicon Valley’s travails notwithstanding, the purchase was accretive to First Citizens’ tangible book value and earnings, helping to spur a sharp rise in its stock. Hubbell Incorporated manufactures plugs, receptacles, connectors, lighting fixtures, high voltage test and measurement equipment, and voice and data signal processing components. During 2023’s first half, growing demand for grid modernization and electrification drove earnings and revenue growth, trends that the company expects to continue.

The Fund’s top detractor in 2023’s first half was Lindsay Corporation, which provides center pivot irrigation systems for commercial agriculture. Lindsay’s stock retreated as corn and wheat prices came off highs and farm income was forecasted to decline from peak levels. The company also faces difficult year-over-year comparisons later this year because several severe storms in 2022 drove higher pivot-replacement demand. Internationally, Lindsay has faced irrigation order delays in the high growth Brazilian market due to a political transition that pushed out implementation of a government financing program for agricultural products growers. BOK Financial is an Oklahoma-based bank holding company. Its shares were caught up in the widespread declines that affected many smaller regional banks in the wake of Silicon Valley and Signature Banks failing as well as fiscal first-quarter results that saw declines in net income from the same quarter in 2022 and declines in average deposits. Confident in its long-term prospects, we held our shares at the end of June.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
First Citizens BancShares Cl. A	1.83	Lindsay Corporation	-0.97
Hubbell Incorporated	1.16	BOK Financial	-0.61
Worthington Industries	1.06	RMR Group (The) Cl. A	-0.30
Lincoln Electric Holdings	0.89	Assured Guaranty	-0.11
Graco	0.86	State Street	-0.09
[1] Includes dividends		[2] Net of dividends

The Fund’s advantage over the Russell 2500 was attributable to stock selection in 2023’s first half. This was most impactful in the Financials sector, where First Citizens BancShares, Artisan Partners Asset Management, and Brazilian stock exchange B3-Brasil, Bolsa, Balcao drove our relative edge. Stock picks were also additive in Materials, as was our much lower weighting in Energy. Conversely, our much lower exposures to resurgent Information Technology and Consumer Discretionary stocks, as well as our lack of exposure to Communication Services, detracted from relative results.

CURRENT POSITIONING AND OUTLOOK

We see an array of potential triggers that could possibly jumpstart small- and mid-cap performance in the coming months. First, a soft landing looks more and more likely to us, and a recession—specifically the kind of deep and potentially lengthy contraction many have been anticipating since late 2021—looks less and less likely. We have already seen promising developments that seem to suggest a nascently robust economy: durable goods orders rose for the fourth consecutive month in June—and hit a record high for nondefense capital goods (excluding aircraft or core capital goods, a proxy for business equipment investment)—while homebuilding rose by 21.7% in May, a record monthly surge that also defied expectations for a slowdown. Even more important, in our view, is the ongoing sense of cautious optimism we have been hearing from many management teams—which was reflected by generally solid earnings for many holdings for the second quarter. Amid the difficulties of bear markets and periods of economic uncertainty, we think it’s crucial to remind investors of the opportunity to build their small- and/or mid-cap allocation at attractively low prices. History shows that investors who had the necessary patience and discipline to stay invested during periods of sluggish or negative performance have been rewarded. We continue to see the currently unsettled period as an opportune time to invest in select small- and mid-caps for the long run.

8 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYDVX RDVIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)
RDV	11.92	22.44	12.85	6.12	7.34	8.14	8.15
Annual Gross Operating Expenses: 1.62% Annual Net Operating Expenses: 1.34%
[1] Not annualized

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 5/3/04 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

KBR	4.5
HEICO Corporation Cl. A	4.2
Carlyle Group	3.9
AptarGroup	3.8
Franco-Nevada	3.8
Hubbell Incorporated	3.7
SEI Investments	3.6
Graco	3.5
Worthington Industries	3.3
Royal Gold	3.2

Portfolio Sector Breakdown

% of Net Assets

Industrials	35.6
Financials	30.0
Materials	19.2
Consumer Discretionary	4.3
Health Care	3.3
Information Technology	2.7
Real Estate	2.1
Energy	1.3
Cash and Cash Equivalents	1.5

Calendar Year Total Returns (%)
YEAR	RDV
2022	-13.6
2021	20.1
2020	4.5
2019	29.8
2018	-16.2
2017	21.7
2016	16.4
2015	-5.7
2014	-2.1
2013	30.7
2012	16.9
2011	-4.5
2010	30.1
2009	37.7
2008	-31.5

Upside/Downside Capture Ratios
Periods Ended 6/30/23 (%)
	UPSIDE	DOWNSIDE
10-Year	92	104
From 6/30/04 (Start of Fund’s First Full Quarter)	92	92

Portfolio Diagnostics
Fund Net Assets	$63 million
Number of Holdings	50
Turnover Rate	13%
Average Market Capitalization [1]	$6,433 million
Weighted Average P/E Ratio [2,3]	14.6x
Weighted Average P/B Ratio [2]	2.7x
Active Share [4]	97%
U.S. Investments (% of Net Assets)	75.1%
Non-U.S. Investments (% of Net Assets)	23.4%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, and other expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s annual net operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 9

MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Financial Services Fund (RFS)

Chuck Royce

FUND PERFORMANCE

Royce Global Financial Services Fund increased 3.5% for the year-to-date period ended 6/30/23, lagging its broad-based global benchmark, the MSCI ACWI Small Cap Index, which was up 8.0% for the same period.

WHAT WORKED… AND WHAT DIDN’T

During the first half of 2023, the Fund had investments in five equity sectors, four of which made positive contributions to performance. Financials led by a wide margin, followed by Real Estate and Industrials. Information Technology was the only detractor while Materials made the smallest contribution. At the industry level, capital markets (Financials), real estate management & development (Real Estate), and financial services (Financials) contributed most for the year-to-date period. Banks (Financials) and software (Information Technology) were the only detractors while professional services (Industrials) was flat for the year-to-date period ended 6/30/23. At the country level, Canada, the U.S., and the United Kingdom contributed most for the year-to-date period, while Israel, Bermuda, and South Africa were the largest detractors.

The top-contributing position in 2023’s first half was First Citizens BancShares, which we’ve owned for many years, due mostly to its strong liquidity position and stellar deposit franchise. Its valuation looked attractive to us in late 2022, when we began adding shares that were trading at roughly 5x earnings per share. More recently, First Citizens was chosen by the FDIC to acquire Silicon Valley Bank, most likely owing to its long history of buying failed banks. Silicon Valley’s travails notwithstanding, the purchase was accretive to First Citizens’ tangible book value and earnings, and helped spur a sharp rise in its stock. Ares Management is an alternative asset manager which also has a business development company that lends money to companies for long-term growth initiatives. It raises capital of its own at attractive rates before lending it at higher ones. With most of its loans in variable rate arrangements, it can generate more interest income as rates rise. Ares’s first-quarter results included a more than 35% year-over-year increase in core earnings per share.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
First Citizens BancShares Cl. A	2.68	First Republic Bank	-1.73
Ares Management Cl. A	1.02	Charles Schwab	-1.49
FirstService Corporation	0.98	BOK Financial	-0.87
Canaccord Genuity Group	0.87	Tel Aviv Stock Exchange	-0.79
Intermediate Capital Group	0.63	Altus Group	-0.67
[1] Includes dividends		[2] Net of dividends

The top-detracting position was San Francisco-based regional bank, First Republic Bank. It was the third bank to declare insolvency in 2023 (following Silicon Valley and Signature Banks) and the second-largest failure since the fall of Washington Mutual in the 2008 Financial Crisis. It was hurt by having too many uninsured deposits and too many reserves in long-term debt instruments, which began losing value when interest rates began to rise. The result was a bailout by JPMorgan Chase in May. The banking crisis helped drive down the shares of financial services specialist, Charles Schwab, which has a banking business in addition to its discount brokerage.

The portfolio’s relative performance will often hinge not just on the performance of financial stocks—which were once more underwater within the MSCI ACWI Small Cap in the first half of 2023—but also on those sectors where we have little or no exposure relative to our broad-based global benchmark. The Fund’s much greater exposure to Financials hurt relative results, even as stock selection in the sector was additive, as was our much lower weighting in resurgent Information Technology and Industrials. Conversely, stock selection was additive in Real Estate, as was our lack of exposure to Energy and Utilities.

CURRENT POSITIONING AND OUTLOOK

Fears of a global recession receded somewhat in June, led by positive economic data in the U.S. and a pause of interest rate increases by the Federal Reserve. Of course, economic data out of Europe, as well as geopolitical tensions and a sluggish Chinese economy, all continued to weigh on the global economic outlook at the end of June. In this context, the near-term forecast for equities remains as unclear as any we can recall, though over the long term we also still see better weather on the horizon, especially for global small-cap stocks. Indeed, throughout 2022 and into 2023, we have been struck by the contrast between the more confident—albeit cautious—outlooks from the many management teams we met with, and the fatalistic headlines seen almost every day. Of course, the Fund’s companies boast generally strong long-term growth prospects, low debt, positive free cash flows, high returns on invested capital, and/or proven management expertise. Overall, we believe they appear well positioned for a market that is more focused on fundamentals and/or from a reaccelerating global economy. And while recession remains a reality or possibility (depending on geography), none of us knows how long it will last or how deep it will go. What we do know is that history shows us that any recession—like any bear market—is ultimately finite and will be followed by a recovery. It’s worth keeping in mind that history also shows that small caps will likely begin an upward move before many of us know for sure that the economy is rebounding in earnest. For this and other reasons, we would welcome any degree of increased scrutiny of company fundamentals.

10 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/31/03)
RFS	3.51	6.04	7.11	3.67	7.18	7.53	7.31
Annual Gross Operating Expenses: 1.98% Annual Net Operating Expenses: 1.57%
[1] Not annualized

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Portfolio Country Breakdown 1,2

% of Net Assets

United States	46.6
Canada	25.1
Bermuda	5.5
Israel	4.6
India	2.7
France	2.7
United Kingdom	2.6
Panama	2.2
Brazil	2.1
New Zealand	1.6

¹ Represents countries that are 1.5% or more of net assets.

² Securities are categorized by the country of their headquarters.

Top 10 Positions

% of Net Assets

First Citizens BancShares Cl. A	5.2
Franco-Nevada	4.7
Tel Aviv Stock Exchange	4.6
Sprott	4.5
FirstService Corporation	4.4
E-L Financial	3.5
Popular	3.4
KKR & Co.	3.1
Altus Group	3.0
BOK Financial	2.9

Portfolio Industry Breakdown

% of Net Assets

Capital Markets	50.5
Banks	15.3
Real Estate Management & Development	9.2
Insurance	8.5
Financial Services	4.8
Metals & Mining	4.6
Machinery	1.4
Software	1.4
Trading Companies & Distributors	1.2
Closed-End Funds	1.0
Professional Services	0.2
Cash and Cash Equivalents	1.9

Value of $10,000

Invested on 12/31/03 as of 6/30/23 ($)

Calendar Year Total Returns (%)
YEAR	RFS
2022	-20.3
2021	20.3
2020	15.3
2019	24.2
2018	-13.4
2017	22.5
2016	12.9
2015	-4.7
2014	3.5
2013	42.0
2012	20.7
2011	-11.3
2010	18.5
2009	32.1
2008	-35.4

Portfolio Diagnostics
Fund Net Assets	$26 million
Number of Holdings	56
Turnover Rate	9%
Average Market Capitalization [1]	$3,242 million
Weighted Average P/E Ratio [2,3]	10.2x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	99%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Upside/Downside Capture Ratios

Periods Ended 6/30/23 (%)

	UPSIDE	DOWNSIDE
10-Year	91	90
Fund’s First Full Quarter (12/31/03)	87	86

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, other expenses and acquired fund fees and expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s annual net operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 11

MANAGERS’ DISCUSSION (UNAUDITED)

Royce International Premier Fund (RIP)

Mark Rayner, CA, Mark Fischer

FUND PERFORMANCE

Royce International Premier Fund advanced 4.5% for the year-to-date period ended 6/30/23, trailing its benchmark, the MSCI ACWI ex USA Small Cap Index, which was up 6.8% for the same period. The Fund beat its benchmark, however, for the 10-year and since inception (12/31/10) periods ended 6/30/23.

WHAT WORKED… AND WHAT DIDN’T

Five of the Fund’s eight equity sectors made positive contributions to performance in 2023’s first half, led by Information Technology, Industrials (its two largest sectors), and Financials, while Communication Services, Health Care, and Real Estate detracted.

The Fund’s biggest contributor at the position level was Odontoprev, Brazil’s largest provider of corporate dental care plans. We like Odontoprev’s high margin yet asset-light business model, which enables it to generate strong cash flows and returns on invested capital, as well as structural growth prospects supported by Brazil’s expanding middle class. Compared to almost 80% in the U.S., we estimate that only 14% of Brazilians have private dental coverage today. Its stock appeared to benefit earlier in the year from its perception as a quality stock, as Brazilian investors flocked to more defensive companies. Given the expectations for sustained high interest rates in Brazil, the market has been gravitating to companies with lower debt, making Odontoprev’s strong net cash position particularly appealing to local investors. In mid-May, the company’s share price also rose on first-quarter 2023 results, which saw an 11% year-on-year growth in revenues, with demand especially strong among small- to mid-sized businesses. Along with the lower-than-expected costs of providing dental services, adjusted earnings before interest, taxes, depreciation & amortization jumped by 22%.

Canada’s Open Text is the global market leader in enterprise content management software that collects, cleans, and analyzes unstructured data, including emails, PDFs, and human resources records. Its rising share price was mostly driven by better-than-expected results for 2023’s fiscal third quarter, released in May. Management also confirmed that a recent acquisition was progressing ahead of schedule, with cost synergies already bearing fruit and deleveraging underway, resulting in management raising full-year guidance.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
Odontoprev	1.01	Restore	-0.75
Open Text	0.69	BML	-0.57
Alimak Group	0.65	Learning Technologies Group	-0.48
SimCorp	0.54	Norva24 Group	-0.43
Marlowe	0.54	NICE Information Service	-0.42
[1] Includes dividends		[2] Net of dividends

Restore, the Fund’s biggest detractor, is a UK-based support services company, with roughly 70% of group operating profit coming from its Records Management segment, which provides storage and retrieval solutions to around 6,000 clients. Restore’s share price came under pressure in mid-May when it released a trading statement that showed 4% revenue growth year over year while also reducing full-year 2023 profit before tax guidance, primarily as a result of weakness in its office IT recycling business. In mid-June, the company’s CFO announced his intention to step down. Despite these headwinds, we remain confident in Restore’s long-term prospects. BML is Japan’s leading diagnostics testing service provider, with a diversified ‘B2B’ customer-base of 30,000 clinics and 1,000 hospitals. BML’s share price fell due to negative short-term earnings growth momentum associated with the phase-out of COVID-related testing revenues as well as cost inflation in testing consumables. We believe these pressures are transitory. With net cash equal to roughly 80% of its market capitalization, BML trades at what we think is a very attractive valuation. We also believe that this discount will narrow over time as earnings momentum recovers.

The Fund’s relative disadvantage versus the MSCI ACWI ex USA Small Cap came from stock selection. Stock picks in Industrials, Communication Services, and Health Care hurt most. In addition, each of the Fund’s five biggest detractors hampered both absolute and relative results. Conversely, our much lower exposure to Real Estate, stock selection in Financials, and lack of exposure to Energy were all additive relative to the benchmark.

CURRENT POSITIONING AND OUTLOOK

In 2023’s second quarter, we observed what we think was a meaningful operational stress test for many of our holdings. Companies across various regions and industries have been experiencing more cautious customer demand in the face of an uncertain macroeconomic climate, while inflation continues to be a persistent issue in many market segments. While near-term growth expectations may have slowed, we have found that our companies have solidly passed this operational stress test. Their customers remain loyal while their balance sheets are robust, they continue to create shareholder value, and our conviction in their ability to create value over the long run is unchanged. Many less steadfast market participants, however, have penalized businesses for even just a small miss on growth or margin expectations. This volatility offered us a window of opportunity to deploy cash at an accelerated rate during the quarter by building positions in existing holdings that are out-of-favor and by initiating four new positions. Economic uncertainty may well linger for the next several quarters, with share prices possibly behaving erratically as a result. But we are as optimistic about the future of our strategy as ever and believe we are well-positioned to capitalize on the inevitable dislocations between value creation and valuation. By investing in businesses with above-average returns trading at reasonable valuations, we believe the Fund should also achieve above-average performance over time.

12 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYIPX RIPNX RIPIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/10)
RIP	4.45	4.16	0.18	2.38	6.17	5.51
Annual Gross Operating Expenses: 1.59% Annual Net Operating Expenses: 1.44%
[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

Since Inception Through 6/30/23

On a monthly rolling basis, The Fund outperformed the MSCI ACWI x USA SC in 100% of all 10-year periods; 99% of all 5-year periods; and 60% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%) [1]	INDEX AVG (%) [1]
10-year	31/31	100%	8.4	6.6
5-year	90/91	99%	8.7	5.8
1-year	83/139	60%	7.2	6.0

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/31/10 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Hansen Technologies	3.3
IPH	2.8
TKC Corporation	2.8
Restore	2.6
BML	2.5
Marlowe	2.3
Intertek Group	2.2
Loomis	2.1
Odontoprev	2.1
Riken Keiki	2.1

Portfolio Sector Breakdown

% of Net Assets

Industrials	39.9
Information Technology	24.4
Health Care	9.6
Financials	6.0
Materials	5.0
Communication Services	3.5
Consumer Discretionary	2.7
Real Estate	0.5
Preferred Stock	1.8
Cash and Cash Equivalents	6.6

Upside/Downside Capture Ratios

Periods Ended 6/30/23 (%)

	UPSIDE	DOWNSIDE
10-Year	99	95
Fund’s First Full Quarter (12/31/10)	99	90

Calendar Year Total Returns (%)
YEAR	RIP
2022	-27.2
2021	5.8
2020	15.7
2019	34.2
2018	-12.8
2017	39.8
2016	-1.1
2015	16.2
2014	-8.2
2013	18.3
2012	23.4
2011	-16.8

Portfolio Country Breakdown [1,2]
% of Net Assets

Japan	23.9
United Kingdom	20.9
Sweden	6.6
Australia	6.2
Switzerland	5.0
Germany	5.0
Canada	4.4
Brazil	3.6
Italy	3.5

¹ Represents countries that are 3% or more of net assets.

² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$815 million
Number of Holdings	59
Turnover Rate	18%
Average Market Capitalization [1]	$1,562 million
Weighted Average P/E Ratio [2,3]	21.5x
Weighted Average P/B Ratio [2]	2.4x
Active Share [4]	99%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 and 12/31/20 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, and other expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s annual net operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 13

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Fund (RMC)

Jim Stoeffel, Brendan Hartman

FUND PERFORMANCE

Royce Micro-Cap Fund beat its primary benchmark, the Russell Microcap Index, and its secondary benchmark, the Russell 2000 Index, for the 1-, 3-, and 5-year periods ended 6/30/23. The Fund also outperformed the Russell 2000 for the 25-, 30-year, and since inception (12/31/91) periods ended 6/30/23 (data for the Russell Microcap only goes back to 2000). For the year-to-date period ended 6/30/23, the Fund advanced 9.4%, outpacing both the Russell Microcap, which was up 2.3%, and the Russell 2000, which gained 8.1%, for the same period.

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s 10 equity sectors made a positive contribution to performance in the first half of 2023, led by Information Technology, Industrials, and Health Care. Financials and Communications Services detracted while Real Estate made the smallest contribution. The top-contributing industries were semiconductors & semiconductor equipment (Information Technology), machinery (Industrials), and electronic equipment, instruments & components (Information Technology), while banks (Financials), specialty retail (Consumer Discretionary), and professional services (Industrials) were the biggest detractors.

The Fund’s two top contributing positions in 2023’s first half are benefiting from the growing significance of silicon carbide semiconductors in electric vehicles. While we have been selling shares of each, we continue to hold solid positions because we believe this is a secular trend in its early stages. Axcelis Technologies makes and services ion implantation, dry strip, thermal processing, and curing equipment used in semiconductor chip fabrication. Axcelis is a predominant player in providing ion implantation systems for the semiconductor industry, which is becoming increasingly important as power management devices become critical in numerous industries. Aehr Test Systems has unique semiconductor testing systems that address processes where the cost of chip failure is especially high. Arlo Technologies provides home security cameras and related security monitoring services. For the past year or so, Arlo has been transforming its business from a legacy, low margin hardware focus to a subscription model with recurring revenues and high margins. We believe the stock hit an inflection point in this transition during the second quarter of 2023 when the superior economics of the subscription model and its impact on growth and margins became evident to investors.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
Axcelis Technologies	1.16	Cutera	-0.65
Aehr Test Systems	0.94	Investar Holding Corporation	-0.61
Arlo Technologies	0.80	DZS	-0.60
CIRCOR International	0.80	Western New England Bancorp	-0.55
Universal Stainless & Alloy Products	0.79	Territorial Bancorp	-0.53
[1] Includes dividends		[2] Net of dividends

The top detractor was aesthetic medical device maker, Cutera, which suffered through an earnings guidance cut as its core business slowed. An ensuing boardroom battle resulted in the firing of the well regarded CEO and Chair, creating more uncertainty. This individual has since rejoined the company as an advisor while the Board looks for a permanent CEO. We held shares as we believe there is significant asset value in the business that, once stabilized by new management, should make it an appealing part of a larger company. Regional bank Investar Holding Corporation was hurt by the recent banking crisis and concerns about increased credit losses in a slowing economy. However, we think these risks are outweighed by its longer-term prospects in a growing economy. DZS manufactures communications network equipment that helps deliver high speed fiber access. DZS lowered earnings guidance and was also in non-compliance with loan covenants that it is working with lenders to renegotiate while also dealing with a revenue recognition issue that DZS described as a one-off discovered during the collection process. We held a small position at the end of June.

Relative to the Russell Microcap, both sector allocation and stock selection were additive to Fund performance. The combination of our larger weighting and stock picks in Information Technology and Industrials helped most, along with our lower exposure to Financials. Offsetting our relative edge somewhat were lower exposure to Health Care, stock selection and our higher weight in Communication Services, and stock picks in Consumer Discretionary.

CURRENT POSITIONING AND OUTLOOK

While Artificial Intelligence (“AI”) has seen ample hype, we see it as one more secular trend that is driving demand for semiconductors and processing bandwidth. This plays into our portfolio positioning as select smaller technology names are providing critical components in this value chain. We view our technology companies as “picks and shovel” providers into a myriad of long-term technology trends while many of our industrial companies appear to possess similar characteristics. We also expect many industrial companies to benefit from the increasing use of AI to drive efficiencies in their operations. More significantly, however, we believe many of these large macro trends require substantial infrastructure investments and have underlying government support, one example being the shift to green energy, which requires significant investments in electrical transmission capabilities. While we are excited about our positioning in the intermediate term, we are also cognizant of short-term market pressures, most notably the unprecedented pace of Fed rate hikes. Although inflationary pressures have meaningfully moderated, the Fed remains in a hawkish mode. These pressures are likely to be exacerbated by commercial banks tightening lending standards. Likewise, the attempted coup in Russia highlighted the ever present black swan risks that are hard to underwrite. That said, we believe the intermediate-term opportunities outweigh the short-term risks, and our outlook remains constructive.

14 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/31/91)
RMC	9.41	17.63	16.07	6.71	6.53	5.91	8.15	8.28	9.58	10.33
Annual Operating Expenses: 1.24%
[1] Not annualized

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Index Inception) as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Photronics	1.5
Universal Stainless & Alloy Products	1.4
Newpark Resources	1.4
Modine Manufacturing	1.4
Distribution Solutions Group	1.3
Axcelis Technologies	1.3
Aehr Test Systems	1.2
Quanex Building Products	1.2
Cohu	1.2
PDF Solutions	1.2

Portfolio Sector Breakdown

% of Net Assets

Information Technology	27.8
Industrials	25.1
Consumer Discretionary	12.5
Financials	11.5
Health Care	8.1
Materials	5.0
Communication Services	4.1
Energy	3.0
Real Estate	0.6
Cash and Cash Equivalents	2.3

Calendar Year Total Returns (%)
YEAR	RMC
2022	-22.6
2021	31.0
2020	24.5
2019	21.2
2018	-8.9
2017	5.4
2016	19.7
2015	-13.3
2014	-4.1
2013	21.3
2012	8.0
2011	-12.1
2010	30.1
2009	55.7
2008	-40.9

Upside/Downside Capture Ratios
Periods Ended 6/30/23 (%)
	UPSIDE	DOWNSIDE
10-Year	87	86
From 6/30/00 (Russell Microcap Index Inception)	93	82

Portfolio Diagnostics
Fund Net Assets	$305 million
Number of Holdings	125
Turnover Rate	9%
Average Market Capitalization [1]	$547 million
Weighted Average P/B Ratio [2]	1.7x
Active Share [3]	90%
U.S. Investments (% of Net Assets)	87.0%
Non-U.S. Investments (% of Net Assets)	10.7%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 15

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Pennsylvania Mutual Fund® (PMF)

Steven McBoyle, Jay Kaplan, CFA®, Chuck Royce, Miles Lewis, CFA®, Andrew Palen, Lauren Romeo, CFA®

FUND PERFORMANCE

Royce Pennsylvania Mutual Fund beat its small-cap benchmark, the Russell 2000 Index, for the 1-, 3-, 5-, 10-, 15-, 20-, 25-, 30-, 35-, and 40-year periods ended 6/30/23. The Fund’s average annual total return for the 50 years through the end of June was 12.9%. The Fund also gained 15.4% for the year-to-date period ended 6/30/23, well ahead of the Russell 2000, which was up 8.1% for the same period.

WHAT WORKED… AND WHAT DIDN’T

Nine of the Fund’s 10 equity sectors contributed to 2023’s first-half results, led by Industrials, Information Technology, and Consumer Discretionary. Communication Services detracted while Energy and Health Care contributed least. The top-contributing industries were semiconductors & semiconductor equipment (Information Technology), followed by machinery and building products (both in Industrials). Interactive media & services (Communication Services) detracted most, followed by biotechnology and pharmaceuticals (both in Health Care).

The top-contributing position in 2023’s first half was First Citizens BancShares, which the Fund has owned for many years due mostly to its strong liquidity position and stellar deposit franchise. Its valuation looked attractive to us in late 2022, when we began adding shares that were trading at roughly 5x earnings per share. More recently, First Citizens was chosen by the FDIC to acquire Silicon Valley Bank, most likely owing to its long history of buying failed banks. Silicon Valley’s travails notwithstanding, the purchase was accretive to First Citizens’ tangible book value and earnings, and helped spur a sharp rise in its stock. Builders FirstSource manufactures building products for professional homebuilders. It has been helped by its merger with BMC Stock Holdings, which expanded both its value-added product footprint in fast growing markets and share gains in key product categories. Preformed Line Products makes products for overhead or underground networks for the energy, telecom, and cable industries. Increased activity in these markets, notably the U.S. transmission and distribution market, has driven increased demand, record backlogs, and increased investor interest, which helped the company report record quarterly financial results in March and May.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
First Citizens BancShares Cl A	1.50	Independent Bank Group	-0.20
Builders FirstSource	0.95	Pason Systems	-0.19
Preformed Line Products	0.68	FARO Technologies	-0.19
Arcosa	0.59	Lindsay Corporation	-0.18
Onto Innovation	0.55	Forrester Research	-0.16
[1] Includes dividends		[2] Net of dividends

The Fund’s top detractor was Texas-based Independent Bank Group. The shares of most regional banks declined due to the failure of Silicon Valley and Signature Banks. However, our conviction for Independent Bank remains strong because we believe the strength of its local relationships will not be replaced outside the regional banking system. Pason Systems has a dominant market share in Electronic Drilling Recorders, a network of sensors, software, and displays that are integrated into the workflow on oil rigs and are low-cost, mission critical features for drillers. Although Pason reported strong financial results in March and May, its shares were caught up in the broad downturn for energy stocks. FARO Technologies is a global leader in 3D measuring equipment and software for industrial and construction applications. Early in 2023, FARO announced a costly convertible debt offering and additional restructuring actions to bolster liquidity and help with the cost of two acquisitions. In 2Q23 the stock plunged again when the CEO announced his plan to retire on July 1. He had been the architect of FARO’s plan to move toward a more software and subscription-driven model, which was proving more complex and time-consuming than initially thought. Unsure of its subsequent direction, we reduced our stake in June.

Both stock selection and sector allocation drove the Fund’s outperformance relative to the benchmark in 2023’s first half. Stock selection in Financials, stock picks and a much higher weighting in Industrials, and greater exposure to the resurgent Information Technology sector contributed most to relative results. Conversely, stock picks hurt in Health Care and Communication Services.

CURRENT POSITIONING AND OUTLOOK

We see an array of potential triggers that could possibly jumpstart small-cap performance in the coming months. First, a soft landing looks more and more likely to us, and a recession—specifically the kind of deep and potentially lengthy contraction many have been anticipating since late 2021—looks less likely. We have already seen promising developments that seem to suggest a nascently robust economy: durable goods orders rose for the fourth consecutive month in June—and hit a record high for nondefense capital goods (excluding aircraft or core capital goods, a proxy for business equipment investment)—while homebuilding rose by 21.7% in May, a record monthly surge that also defied expectations for a slowdown. Importantly, in our view, is the ongoing sense of cautious optimism we have been hearing from many management teams—which was reflected by generally solid earnings for many holdings for the second quarter. Amid the difficulties of bear markets and periods of economic uncertainty, we think it’s crucial to remind investors of the opportunity to build their small-cap allocation at attractively low prices. History shows that investors who had the necessary patience and discipline to stay invested during periods of sluggish or negative performance have been rewarded. We continue to see the currently unsettled period as an opportune time to invest in select small-caps for the long run.

16 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	50-YR
PMF	15.37	21.50	15.51	7.58	9.09	8.47	9.69	9.33	10.11	10.23	12.89

Annual Operating Expenses: 0.96%

1 Not annualized

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/29/78 (Russell 2000 Inception) as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

First Citizens BancShares Cl. A	2.3
Arcosa	1.8
Haemonetics Corporation	1.5
Builders FirstSource	1.5
Air Lease Cl. A	1.4
Lincoln Electric Holdings	1.2
Element Solutions	1.2
SEI Investments	1.2
Kadant	1.1
Ziff Davis	1.1

Portfolio Sector Breakdown

% of Net Assets

Industrials	31.6
Financials	16.9
Information Technology	16.5
Consumer Discretionary	10.3
Materials	7.7
Health Care	6.1
Energy	2.6
Real Estate	2.3
Communication Services	1.9
Consumer Staples	1.1
Cash and Cash Equivalents	3.0

Calendar Year Total Returns (%)
YEAR	PMF
2022	-17.1
2021	22.0
2020	14.1
2019	26.6
2018	-9.7
2017	16.2
2016	26.5
2015	-11.4
2014	-0.7
2013	35.3
2012	14.6
2011	-4.2
2010	23.9
2009	36.3
2008	-34.8

Upside/Downside Capture Ratios

Periods Ended 6/30/23 (%)

	UPSIDE	DOWNSIDE
10-Year	97	89
From 12/31/78 (Russell 2000 Inception)	91	75

Portfolio Diagnostics
Fund Net Assets	$1,742 million
Number of Holdings	297
Turnover Rate	17%
Average Market Capitalization [1]	$3,049 million
Weighted Average P/E Ratio [2,3]	12.7x
Weighted Average P/B Ratio [2]	2.0x
Active Share [4]	87%
U.S. Investments (% of Net Assets)	84.0%
Non-U.S. Investments (% of Net Assets)	13.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 17

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Premier Fund (RPR)

Andrew Palen, Lauren Romeo, CFA®, Chuck Royce, Steven McBoyle

FUND PERFORMANCE

Royce Premier Fund outperformed its small-cap benchmark, the Russell 2000 Index, for the 1-, 3-, 5-, 10-, 20-, 25-, 30-year, and since inception (12/31/91) periods ended 6/30/23. The Fund also decisively beat its benchmark for the year-to-date period ended 6/30/23, increasing 14.3% versus a gain of 8.1% for the Russell 2000.

WHAT WORKED… AND WHAT DIDN’T

Eight of the Fund’s nine equity sectors made positive contributions to performance in 2023’s first half, led by Industrials, Information Technology, and Materials. Communication Services was the lone detractor while Health Care and Financials made the smallest contributions.

Stella-Jones was the portfolio’s top contributor at the position level in 2023’s first half. The company dominates the railway tie and wood utility pole markets and has a growing residential treated lumber business. Stella-Jones has benefited from strong lumber prices and healthy home repair/remodel activity, while demand for its rail ties remains largely recession-resistant as some percentage of the installed base is replaced annually as part of railroad track maintenance. Finally, it is seeing a dramatic upswing in utility pole demand, its largest segment, as broadband network expansion, renewable energy, and electric vehicle adoption are secular drivers of electricity usage and the need for utilities to harden their grids. Welding and cutting products manufacturer Lincoln Electric Holdings has enjoyed vibrant demand in its core business, including its fast-growing welding automation business, which is seeing demand from continued investment in robotics. Arcosa is a leading provider of construction aggregates in the southwestern U.S. Its Engineered Structures segment has been seeing robust demand for its utility support and telecom structures as customers invest in electricity grid hardening and ongoing 5G telecom network expansion. Arcosa’s wind tower business is seeing orders surge after new legislation passed that should keep a key production tax credit in place for 10 years, improving wind project economics amid strong demand for renewable energy sources.

The Fund’s top detractor in 2023’s first half was Lindsay Corporation, which provides center pivot irrigation systems for commercial agriculture. Lindsay’s stock retreated as corn and wheat prices came off highs and farm income is forecasted to decline from peak levels. The company also faces difficult year-over-year comparisons later this year because several severe storms in 2022 drove higher pivot-replacement demand. Internationally, Lindsay has faced irrigation order delays in the high growth Brazilian market due to a political transition that pushed out implementation of a government financing program for agricultural products growers. Forrester Research is a technology research firm whose clients use its proprietary reports, real-time survey data, and consulting services to analyze the technology trends impacting their businesses and determine the strategies and IT investments needed to stay competitive or harness those technologies to their advantage. Its shares began to slip in 2022’s second half after it failed to meet sales targets due to economic uncertainty, inflation, recession worries, and a slowdown in technology. Valmont Industries manufactures fabricated metal products, metal and concrete pole and tower structures, and mechanized irrigation systems. Following a strong performance in 2022, its stock fell through most of the first half, hurt by declines in farm income and rising capital environment costs.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
Stella-Jones	1.21	Lindsay Corporation	-0.69
Lincoln Electric Holdings	1.05	Forrester Research	-0.42
Arcosa	0.99	Valmont Industries	-0.36
Inter Parfums	0.97	Ziff Davis	-0.24
National Instruments	0.87	Morningstar	-0.19
[1] Includes dividends		[2] Net of dividends

The portfolio’s advantage over its benchmark was primarily attributable to sector allocation in 2023’s first half. Financials, Materials and Consumer Staples made the most significant positive impact versus the benchmark while Communication Services and Health Care were the only detractors from relative results.

CURRENT POSITIONING AND OUTLOOK

The outlook remains cloudy with further rate increases designed to curb falling but persistent inflation, continued recession fears, and a banking crisis still memorable to most investors. Cloudy outlooks, however, tend to provide opportunities for the Fund’s all-weather approach given our investments in durable business models that, in our view, have strong histories of persistent high returns on invested capital, consistent free cash flow generation, and strong balance sheets. While the debate rages on about when the most predicted recession in our history will begin, evidence of decelerating inflation and Fed commentary on the prospect of a more measured pace of rate increases appeared to shift sentiment toward the view that any recession is likely to be mild. Accordingly in June, consistent with the market being a discounting mechanism, investors appeared to take steps to position for an eventual recovery. Given the Fund’s focus on bottom-up stock selection (as opposed to macro-led portfolio construction), our only forecast is that whatever economic environment prevails in the second half of 2023, we believe that the high-quality business models the Fund owns should continue to compound shareholder value. We also anticipate that, as this market cycle progresses, investors will increasingly focus on business fundamentals and valuations. We expect our companies to perform well during this period by leveraging their competitive advantages to pursue strategies such as gaining market share, expanding geographically, and/or consolidating via acquisitions during this uncertain time, as they have done in previous periods of uncertainty.

18 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/31/91)
RPR	14.31	19.60	13.07	7.99	9.27	8.41	10.62	10.11	10.93	11.19

Annual Operating Expenses: 1.18%
[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

25 Years Through 6/30/23

On a monthly rolling basis, The Fund outperformed the Russell 2000 in 67% of all 10-year periods; 68% of all 5-year periods; and 63% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	121/181	67%	10.1	8.3
5-year	164/241	68%	10.8	8.7
1-year	182/289	63%	11.8	9.9

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/31/91 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Stella-Jones	3.4
Lincoln Electric Holdings	3.3
Reliance Steel & Aluminum	3.0
Arcosa	2.9
MKS Instruments	2.8
Innospec	2.7
Kennedy-Wilson Holdings	2.7
SEI Investments	2.7
FirstService Corporation	2.6
Quaker Houghton	2.6

Portfolio Sector Breakdown

% of Net Assets

Industrials	34.8
Information Technology	14.2
Materials	11.8
Consumer Discretionary	10.0
Financials	8.5
Real Estate	7.6
Health Care	5.3
Consumer Staples	1.7
Communication Services	1.7
Cash and Cash Equivalents	4.4

Calendar Year Total Returns (%)
YEAR	RPR
2022	-15.5
2021	16.4
2020	11.5
2019	34.1
2018	-10.4
2017	23.8
2016	23.0
2015	-9.9
2014	-0.9
2013	27.7
2012	11.4
2011	-0.9
2010	26.5
2009	33.3
2008	-28.3

Upside/Downside Capture Ratios
Periods Ended 6/30/23 (%)
	UPSIDE	DOWNSIDE
10-Year	94	83
From 12/31/91 (Start of Fund’s First Full Quarter)	94	75

Portfolio Diagnostics
Fund Net Assets	$1,383 million
Number of Holdings	50
Turnover Rate	5%
Average Market Capitalization [1]	$4,838 million
Weighted Average P/E Ratio [2,3]	23.5x
Weighted Average P/B Ratio [2]	2.8x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	84.1%
Non-U.S. Investments (% of Net Assets)	11.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Opportunity Fund (ROF)

Jim Harvey, CFA®, Kavitha Venkatraman, Jim Stoeffel, Brendan Hartman

FUND PERFORMANCE

Royce Small-Cap Opportunity Fund beat both its primary benchmark, the Russell 2000 Value Index, and its secondary benchmark, the Russell 2000 Index, for the 1-, 3-, 5-, 10-, 15-, 20-, 25-year, and since inception (11/19/96) periods ended 6/30/23. The Fund also decisively outperformed both indexes for the year-to-date period ended 6/30/23, up 13.2% versus respective gains of 2.5% and 8.1% for the Russell 2000 Value and Russell 2000.

WHAT WORKED… AND WHAT DIDN’T

Nine of the Fund’s 10 equity sectors contributed to 2023’s first-half results, with Industrials, Consumer Discretionary, and Information Technology leading. Energy was the only sector that detracted while Communication Services and Real Estate made the smallest contributions. At the industry level, two areas in Information Technology—semiconductors & semiconductor equipment and electronic equipment, instruments & components—contributed most, along with construction & engineering (Industrials). Communications equipment (Information Technology), interactive media & services (Communication Services), and energy equipment & services (Energy) were the biggest detractors.

The Fund’s top contributor at the position level in 2023’s first half was commercial contractor Limbach Holdings, which has been moving from acting as a general contractor to having more direct relationships with its customers, resulting in higher gross margins for each contract. This has become a larger portion of Limbach’s business, one that allows the company to be more selective about pricing, which has been recognized by other investors. Modine Manufacturing provides heat transfer systems that provide benefits across numerous end markets such as electric vehicles and data center applications. In the midst of a multi-year business transformation that has focused on driving higher returns and growth across its end markets, Modine was our largest holding at the end of June because we believe its business improvements are in the early stages and its valuation still looked attractive to us.

The top detractor in 2023’s first half was DZS, which manufactures communications network equipment that helps deliver high speed fiber access. DZS lowered earnings guidance and was in noncompliance with loan covenants that are being renegotiated while also dealing with a revenue recognition issue. We held a small position at the end of June. QuinStreet is a digital performance marketing company with broad diversification across financial services verticals, but with a strong presence in the auto insurance industry—which has been challenged by underlying inflation pressures as higher costs have led to higher claims losses while pricing is subject to the inherent inertia associated with governmental insurance agencies. However, we expect this negative environment to reverse in the intermediate term and added slightly to our position in 2023’s first half.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
Limbach Holdings	0.56	DZS	-0.54
Modine Manufacturing	0.50	QuinStreet	-0.33
Arlo Technologies	0.46	Victoria’s Secret & Co.	-0.29
Astronics Corporation	0.44	Mammoth Energy Services	-0.28
CIRCOR International	0.42	EverQuote Cl A	-0.28
[1] Includes dividends		[2] Net of dividends

Sector allocation decisions primarily drove the Fund’s outperformance versus the Russell 2000 Value in 2023’s first half. Our meaningfully lower exposure to Financials and much higher weighting in Industrials contributed most to relative results, along with stock selection in Health Care. Conversely, stock picks hurt in Energy, while both our higher weighting and stock selection detracted in Communication Services, as did our substantially lower exposure to Real Estate.

CURRENT POSITIONING AND OUTLOOK

We believe we have not yet seen the full impact of the Fed’s rate hikes. Moreover, as the attempted coup in Russia showed, the world remains subject to potential black swan events. That said, we believe the Fed is closer to the end of this rate cycle as inflation continues to moderate. While employment is another lagging indicator, the trends also remain relatively constructive. In this context, we have a positive outlook for small-cap value stocks, which we believe remain attractively valued relative to the rest of the market. We also see several trends that we think should favor our domestically focused portfolio. For example, the portfolio remained overweight in both Industrials and Information Technology at the end of June. While there’s been considerable hype around Artificial Intelligence (“AI”), we see it as one more long-term trend driving widespread semiconductor adoption. Many of our technology positions look well positioned to benefit from the infrastructure build-out that’s necessary to support AI. We’ve also been adding to positions in advertising technology companies, which are using AI directly to gain market share as media spending moves from TV to more digitally oriented media consumption. We also anticipate that AI will help certain industrial positions as these companies harness this technology to drive operating efficiency gains. In addition, we believe many industrial companies should benefit from the ongoing re-shoring of industrial production closer to or in the U.S., a shift that should be further boosted by fiscal spending on infrastructure. Finally, we have been looking at select financial companies outside banking that, to us, appear poised to benefit as interest rates stabilize and capital markets activity resumes, as well as at telecommunications equipment companies where we feel the backdrop remains favorable even as many stocks have been hit hard.

20 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPNX RYOFX ROFIX ROFCX ROFRX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

									SINCE INCEPTION
	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	(11/19/96)
ROF	13.16	20.42	23.76	8.91	10.14	10.39	10.83	11.32	11.91
Annual Operating Expenses: 1.23%
[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

25 Years Through 6/30/23

On a monthly rolling basis, The Fund outperformed the Russell 2000 Value in 99% of all 10-year periods; 76% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	180/181	99%	9.9	8.2
5-year	184/241	76%	11.1	9.0
1-year	159/289	55%	15.4	10.5

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 11/19/96 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Modine Manufacturing	0.9
Commercial Vehicle Group	0.8
Astronics Corporation	0.8
Ichor Holdings	0.7
Ultra Clean Holdings	0.7
Carpenter Technology	0.7
Veeco Instruments	0.7
Herc Holdings	0.7
Advanced Energy Industries	0.7
Cohu	0.7

Portfolio Sector Breakdown

% of Net Assets

Industrials	30.5
Information Technology	19.5
Consumer Discretionary	14.3
Materials	8.0
Health Care	5.9
Energy	5.9
Communication Services	5.6
Financials	5.4
Consumer Staples	1.1
Real Estate	0.1
Cash and Cash Equivalents	3.7

Calendar Year Total Returns (%)
YEAR	ROF
2022	-17.1
2021	30.8
2020	26.5
2019	28.2
2018	-20.0
2017	21.9
2016	29.9
2015	-13.6
2014	-0.5
2013	43.5
2012	22.6
2011	-13.0
2010	33.8
2009	62.1
2008	-45.7

Upside/Downside Capture Ratios
Periods Ended 6/30/23 (%)
	UPSIDE	DOWNSIDE
10-Year	120	108
From 12/31/96 (Start of Fund’s First Full Quarter)	126	116

Portfolio Diagnostics
Fund Net Assets	$1,292 million
Number of Holdings	251
Turnover Rate	17%
Average Market Capitalization [1]	$1,156 million
Weighted Average P/B Ratio [2]	1.6x
Weighted Average P/S Ratio [3]	0.8x
Active Share [4]	87%
U.S. Investments (% of Net Assets)	90.9%
Non-U.S. Investments (% of Net Assets)	5.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Special Equity Fund (RSE)

Charlie Dreifus, CFA®, Steven McBoyle

FUND PERFORMANCE

Royce Small-Cap Special Equity Fund beat both its primary benchmark, the Russell 2000 Value Index, and its secondary benchmark, the Russell 2000 Index, for the 1-, 5-, 15-, 25-year, and since inception (5/1/98) periods ended 6/30/23. The Fund also decidedly outperformed the Russell 2000 Value for the year-to-date period ended 6/30/23, up 7.9% versus 2.5%.

WHAT WORKED… AND WHAT DIDN’T

Led by Industrials, Information Technology, and Materials, the Fund had four of its eight equity sectors make positive contributions to performance in 2023’s first half. The biggest detractors were Communication Services, Consumer Discretionary, and Real Estate. At the industry level, the largest contributions came from electrical equipment (Industrials), food products (Consumer Staples), and semiconductors & semiconductor equipment (Information Technology), while consumer staples distribution & retail (Consumer Staples), media (Communication Services), and broadline retail (Consumer Discretionary) detracted most.

The Fund’s top contributor at the position level was John B. Sanfilippo & Son, which processes and distributes nut products. The company posted excellent results in the first half, introduced promising products to the market, and appears to be more focused on investor communications to raise awareness of its attributes. Vishay Intertechnology manufactures a broad line of active and passive electronic components. Its shares increased on better-than-anticipated results reported in early May alongside an overall boost for many semiconductor stocks. Its shares may also have risen in part due to Vishay’s diverse product base in light of escalating U.S./China tensions in the semiconductor supply chain. NVE Corporation specializes in magnetically sensitive materials with integrated circuits such as sensors and isolators. Its shares spiked in early May after the company reported record revenue and earnings in the quarter, aided by the tech rally that spanned much of 2023’s first half. Encore Wire manufactures electrical building wire. Its stock rose significantly following strong results announced in February. It regained momentum more recently on improved sentiment supporting building products. United States Lime & Minerals, a supplier of lime and limestone, saw its shares rally in the latter half of the second quarter on optimism around favorable macro data points and improving construction end markets. Each of these companies was also a top portfolio contributor relative to the Russell 2000 Value.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
John B. Sanfilippo & Son	1.97	Ingles Markets Cl. A	-1.08
Vishay Intertechnology	1.81	TEGNA	-0.94
NVE Corporation	1.76	Macy’s	-0.62
Encore Wire	1.66	Movado Group	-0.46
United States Lime & Minerals	1.22	Sylvamo Corporation	-0.36
[1] Includes dividends		[2] Net of dividends

The top detractor at the position level was Ingles Markets, a regional grocery in the Southeastern U.S. whose stock declined following quarterly results reported in early May, which showed stagnating revenue growth and deteriorating margins due to cost inflation and raw material shortages. The acquisition of television broadcasting company, TEGNA, by Standard General was effectively blocked by the FCC at the end of February, removing the stock’s acquisition premium. Omnichannel retailer Macy’s saw its shares pressured throughout 2023’s first half by concerns over consumer spending levels and peer’s earnings reports in the second quarter that did not inspire confidence in consumer demand. Shares of Movado Group, which makes watches and jewelry, fell following worse-than-expected results in mid-March and have remained under pressure amid worries surrounding U.S. consumers. Sylvamo Corporation manufactures bulk paper and pulp products. Its shares moved lower as demand slackened while capacity permanently exited the industry following a post-Covid spike in demand and pricing. All five of these stocks were among the Fund’s top detractors relative to the Russell 2000 Value.

The Fund’s advantage over the Russell 2000 Value was attributable to sector allocation decisions in the first half of 2023. Our much lower exposure to Financials—including no exposure to underperforming banks—did most to boost relative performance. The Fund’s higher weighting, as well as a smaller advantage from stock selection, was additive in Industrials, while both stock picks and a higher weighting helped in Information Technology. Conversely, stock selection detracted in Consumer Discretionary, Communication Services, and Real Estate.

CURRENT POSITIONING AND OUTLOOK

The rally off the lows reached in the fall of 2022 seemed unsupported by fundamentals. It was therefore not a big surprise to us that most of 2023’s first-half advance was caused by only a few stocks. Related to this is our observation that the equity markets are much more optimistic than the Fed regarding the pace and degree of inflation falling. In our estimation, the markets have priced in a near impossibility of inflation meeting the Fed’s 2% target soon. One market pundit described this error pithily by saying that investors are still anticipating “an immaculate disinflation.” Too many equity prices appear to have left much of the market with no margin of safety, a characteristic we insist be present in our own holdings and new purchases. We believe that this insistence has served our clients well over the years. Our better down market results, for example, have typically been rooted in this insistence on absolute, as opposed to relative, valuations. We are prepared to use the cash in the portfolio when we can purchase securities on these terms, a strategy that we think has worked well in the past.

22 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (5/1/98)
RSE	7.85	15.89	13.89	6.25	6.98	8.52	8.40	8.71	8.60

Annual Operating Expenses: 1.21%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 6/30/23

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 74% of all 10-year periods and 65% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	89/121	74%	0.55	0.48
5-year	117/181	65%	0.49	0.43

1Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 5/1/98 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Encore Wire	6.4
Vishay Intertechnology	5.8
Ingles Markets Cl. A	5.8
John B. Sanfilippo & Son	4.5
NVE Corporation	4.0
Standard Motor Products	4.0
TEGNA	3.9
Marcus & Millichap	3.6
Movado Group	3.3
United States Lime & Minerals	3.3

Portfolio Sector Breakdown

% of Net Assets

Industrials	24.6
Consumer Discretionary	13.9
Consumer Staples	10.5
Information Technology	9.8
Materials	9.0
Financials	5.0
Communication Services	3.9
Real Estate	3.6
Energy	0.8
Cash and Cash Equivalents	18.9

Calendar Year Total Returns (%)
YEAR	RSE
2022	-6.3
2021	22.5
2020	7.4
2019	12.6
2018	-9.9
2017	7.9
2016	32.2
2015	-12.4
2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4
2008	-19.6

Upside/Downside Capture Ratios

Periods Ended 6/30/23 (%)

	UPSIDE	DOWNSIDE
10-Year	79	70
From 6/30/98 (Start of Fund’s First Full Quarter	81	65

Portfolio Diagnostics
Fund Net Assets	$805 million
Number of Holdings	32
Turnover Rate	9%
Average Market Capitalization [1]	$1,563 million
Weighted Average P/E Ratio [2,3]	9.2x
Weighted Average P/B Ratio [2]	1.7x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	81.1%
Non-U.S. Investments (% of Net Assets)	0.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 23

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Total Return Fund (RTR)

Joe Hintz, CFA®, Chuck Royce, Miles Lewis, CFA®

FUND PERFORMANCE

Royce Small-Cap Total Return Fund gained 8.9% for the year-to-date period ended 6/30/23, beating its primary benchmark, the Russell 2000 Value Index, which was up 2.5%, and its secondary benchmark, the Russell 2000 Index, which was up 8.1% for the same period. The Fund also outperformed the Russell 2000 Value for the 1-, 5-, 10-, 15-, 20-, 25-year, and since inception (12/15/93) periods ended 6/30/23 while also beating the Russell 2000 for the 3-, 5-, 25-year, and since inception periods through the end of June.

WHAT WORKED… AND WHAT DIDN’T

Five of the portfolio’s nine equity sectors made positive impacts on 2023’s first half performance, led by Information Technology, Industrials, and Consumer Discretionary. The largest negative impacts came from Financials, Energy, and Communication Services. At the industry level, electronic equipment, instruments & components (Information Technology), software (Information Technology), and trading companies & distributors (Industrials) contributed most, while the largest detractors were banks (Financials), energy equipment & services (Energy), and interactive media & services (Communication Services).

First Citizens BancShares was the top contributor at the position level and also the winning bidder for Silicon Valley Bank, a deal that was considerably accretive to the company’s tangible book value. Silicon Valley’s travails notwithstanding, the purchase also enhanced First Citizens’ earnings, helping spur a sharp rise in its stock. We are confident in its ability to merge the acquired company given its long and successful track record of acquiring failed banks. Aircraft leasing company FTAI Aviation focuses mostly on engine leasing and aircraft engine maintenance. FTAI is competitively advantaged due to several key strategic decisions that allow it to provide engine maintenance with much faster turnaround and lower cost than its competitors. Previously, the company had been combined with another unrelated infrastructure asset, but the two businesses were separated in 2022, when the aviation business looked attractively undervalued to us. Its stock rose in 2023’s first half as its value began to be realized. Vontier Corporation has a mixture of businesses with a focus on technical equipment for gas pumps’ and convenience stores’ support infrastructure, such as the software used at the pump, in the store, and in any attached car wash systems. Its shares suffered in 2022 as investors focused on revenue declines tied to increased spending on gas pump payment terminals. As the payment terminal issue receded from investor attention, the stock responded well as Vontier’s fundamental strength became clear.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
First Citizens BancShares Cl. A	1.65	Independent Bank Group	-0.94
FTAI Aviation	1.49	BankUnited	-0.55
Vontier Corporation	1.36	Pason Systems	-0.53
Teradata Corporation	1.06	Valley National Bancorp	-0.49
Sapiens International	0.92	Dril-Quip	-0.32
[1] Includes dividends		[2] Net of dividends

As for the detractors, Independent Bank Group, BankUnited, and Valley National Bancorp are each located in an attractive geography with a growing economy, have solid management teams and strong credit underwriting skills, and invest in differentiated service areas. We remain confident that the integral role these banks play in the communities they serve—relationships that drive the majority of their respective businesses—will not be replaced outside the regional banking system. Pason Systems has a dominant market share in Electronic Drilling Recorders, a network of sensors, software, and displays that are integrated into the workflow on oil rigs and are low-cost, mission critical features for drillers. Although Pason reported strong financial results in March and May, its shares were caught up in the broad downturn for energy stocks.

The Fund’s relative advantage in 2023’s first half came mostly from stock selection. At the sector level, both our markedly higher weighting and stock picks boosted relative performance in Information Technology. Stock selection was also additive in Financials, as were our higher weighting and, to a lesser extent, stock selection in Industrials. Conversely, stock picks detracted from relative results in Energy, Materials, and Communication Services.

CURRENT POSITIONING AND OUTLOOK

The first half of 2023 saw continued volatility in regional bank stocks, particularly in May, and we used this volatility to establish new positions, each of which presented us with an opportunity to purchase what we see as strong franchises at or near record low valuations. From a top-down perspective, we were pleased with the ongoing fundamental strength in our holdings. Despite these strong fundamentals, however, the portfolio in aggregate continues to trade at historically low multiples. Of course, storm clouds remain visible on the horizon, and it seems probable that the economy will succumb to the impact of higher interest rates in the future. Though that may sound ominous, it excites us as owners of quality businesses, some of which also may be acquired. We hold several cash generative businesses with strong balance sheets and, most important, capital allocation prowess that we believe will enable these companies to act opportunistically in a difficult environment. These opportunities range from hiring teams of lenders amid the market disruption caused by failed banks (i.e., market share gains) to acquiring competitors and other assets at discounted valuations across a variety of industries. We believe that capital allocation skill is key to the ability to drive superior, risk-adjusted returns for our investors.

24 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/15/93)
RTR	8.95	9.42	14.29	5.81	7.76	7.73	8.40	8.37	9.97
Annual Operating Expenses: 1.26%
[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 6/30/23

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 99% of all 10-year periods and 91% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	120/121	99%	0.54	0.48
5-year	165/181	91%	0.49	0.43

1Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/15/93 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Vontier Corporation	2.8
International General Insurance Holdings	2.7
FTAI Aviation	2.4
Air Lease Cl. A	2.1
Teradata Corporation	2.1
Hackett Group (The)	2.1
Silgan Holdings	2.1
Kyndryl Holdings	2.0
Helen of Troy	2.0
Element Solutions	2.0

Portfolio Sector Breakdown

% of Net Assets

Financials	36.5
Industrials	20.3
Information Technology	15.0
Consumer Discretionary	8.4
Materials	6.1
Energy	5.2
Real Estate	3.0
Communication Services	1.9
Preferred Stock	0.4
Cash and Cash Equivalents	3.2

Calendar Year Total Returns (%)
YEAR	RTR
2022	-13.3
2021	25.8
2020	3.8
2019	23.5
2018	-12.5
2017	13.7
2016	25.9
2015	-7.2
2014	1.3
2013	32.8
2012	14.4
2011	-1.7
2010	23.5
2009	26.2
2008	-31.2

Upside/Downside Capture Ratios
Periods Ended 6/30/23 (%)
	UPSIDE	DOWNSIDE
10-Year	90	82
From 12/31/93 (Start of Fund’s First Full Quarter)	87	72

Portfolio Diagnostics
Fund Net Assets	$967 million
Number of Holdings	82
Turnover Rate	38%
Average Market Capitalization [1]	$2,214 million
Weighted Average P/E Ratio [2,3]	13.6x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	79.2%
Non-U.S. Investments (% of Net Assets)	17.6%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 25

MANAGER’S DISCUSSION (UNAUDITED)

Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA®

FUND PERFORMANCE

Royce Small-Cap Value Fund gained 8.4% for the year-to-date period ended 6/30/23, beating the 2.5% gain for its primary benchmark, the Russell 2000 Value Index, and the 8.1% advance for its secondary benchmark, the Russell 2000 Index, for the same period. The Fund also outperformed the Russell 2000 Value for the 1-, 3-, 5-, 20-year, and since inception (6/14/01) periods ended 6/30/23 while also beating the Russell 2000 for the 1-year, 3-year, and since inception periods through the end of June.

WHAT WORKED… AND WHAT DIDN’T

Six of the portfolio’s 10 equity sectors made a positive impact on performance in 2023’s first half. The sectors making the largest positive contributions were Information Technology, Industrials, and Consumer Discretionary while the largest negative impacts came from Financials, Health Care, and Consumer Staples. At the industry level, electronic equipment, instruments & components (Information Technology), household durables (Consumer Discretionary), and oil, gas & consumable fuels (Energy) contributed most while banks (Financials), biotechnology (Health Care), and professional services (Industrials) were the largest detractors.

The portfolio’s top contributor at the position level in 2023’s first half was Sterling Infrastructure, which provides advanced, large-scale site development services for data centers, manufacturing facilities, and e-commerce distribution centers. Sterling began to reposition itself six years ago, moving from a highly levered highway builder to its current businesses. Its first quarter 2023 earnings release highlighted double-digit revenue growth and gross margin expansion. Preformed Line Products manufactures products that support, protect, connect, and secure cables and wires for the energy, communications, cable provider, and information industries. The company passed on price increases as raw material costs climbed, which led to improved profitability, as demonstrated by its record earnings per share in 2023’s first quarter. Jabil provides digital prototyping, printed electronics, device integration, circuit designing, and volume board assembly services for the automotive, energy, and defense and aerospace industries. As outsourced manufacturing has grown more detailed and specialized, the company’s business has grown, as have profit margins.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
Sterling Infrastructure	1.10	Timberland Bancorp	-0.41
Preformed Line Products	0.96	Western New England Bancorp	-0.35
Jabil	0.94	CNB Financial	-0.33
PulteGroup	0.85	SIGA Technologies	-0.30
M/I Homes	0.70	Catalyst Pharmaceuticals	-0.29
[1] Includes dividends		[2] Net of dividends

The Fund’s top three detractors at the position level were banks. While the challenges faced by small-cap banks were exacerbated by the failure of Silicon Valley Bank and Signature Bank earlier this year, earnings and profits are being pressured to a greater degree, in our estimation, by the stubbornly inverted yield curve and the higher yields offered by money markets. However, credit appears to be in good shape, and we see attributes in each of these positions that should help them when the industry rebounds. Timberland Bancorp is a profitable and in our view well-managed bank based in Washington state. Western New England Bancorp has been making an effective transition from a thrift to a more commercial bank, while CNB Financial has been expanding successfully—and in an interesting and creative way by setting up local banks in small and mid-sized cities.

The Fund’s advantage over the Russell 2000 Value in 2023’s first half came from sector allocation decisions. At the sector level, much higher exposure to the resurgent Information Technology sector, a lower weighting in Financials (particularly in banks), and a bigger weighting in Consumer Discretionary did most to boost relative results while stock selection in Health Care and Real Estate, along with a much lower weighting in Materials, detracted most from performance relative to the Fund’s primary benchmark.

CURRENT POSITIONING AND OUTLOOK

The current environment is uncertain and has so far not been great for small-cap stocks relative to their large-cap peers. The second quarter saw continued strength for the Nasdaq, especially its mega-cap stocks, which helped companies in the Russell 2000 Growth Index more than those in the Russell 2000 Value Index. Both indexes, however, significantly underperformed large-cap indexes and those that are more broadly based in terms of market capitalization. This extends a trend that began earlier this year, and it’s worth noting that the Russell 2000 remained in a bear market at the end of June, down -20.8% from its most recent peak on 11/8/21. In spite of the skip in June, the Fed remains committed to raising rates until inflation comes down to its 2% target. In addition, as long as employment remains as strong as it has been over the last couple of years, we believe the Fed will stay hawkish. We saw a pronounced falloff in volumes for trucking and transportation companies as economic activity cooled in 2Q23, which strongly suggests that we are still shy of any widespread recovery for cyclicals. Therefore, we believe the bond market correctly reflects current economic conditions, while valuations within the overall equity market–including within small-cap–still appear stretched to us. In this light, portfolio positioning has not appreciably changed, though we trimmed some semiconductor capital equipment positions and bought a few bulk shipping companies, which looked inexpensive to us from a long-term perspective.

26 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVFX RVVHX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVV	8.40	20.91	17.60	3.68	5.48	4.96	8.53	8.33
Annual Gross Operating Expenses: 1.59% Annual Net Operating Expenses: 1.49%
[1] Not annualized

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/14/01 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Vishay Intertechnology	2.0
Jabil	2.0
Sterling Infrastructure	2.0
Flex	2.0
PulteGroup	1.9
Evercore Cl. A	1.8
Kimball Electronics	1.8
Schneider National Cl. B	1.8
Bloomin’ Brands	1.7
Sanmina Corporation	1.7

Portfolio Sector Breakdown

% of Net Assets

Information Technology	21.5
Industrials	21.0
Consumer Discretionary	19.4
Financials	13.4
Energy	9.5
Health Care	5.7
Communication Services	2.8
Consumer Staples	2.4
Materials	1.4
Real Estate	1.0
Cash and Cash Equivalents	1.9

Calendar Year Total Returns (%)
YEAR	RVV
2022	-10.1
2021	28.2
2020	-6.5
2019	18.2
2018	-7.2
2017	5.3
2016	21.1
2015	-11.5
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7
2008	-34.2

Upside/Downside Capture Ratios
Periods Ended 6/30/23 (%)
	UPSIDE	DOWNSIDE
10-Year	86	93
From 6/30/01 (Start of Fund’s First Full Quarter)	96	91

Portfolio Diagnostics
Fund Net Assets	$110 million
Number of Holdings	89
Turnover Rate	20%
Average Market Capitalization [1]	$1,425 million
Weighted Average P/E Ratio [2,3]	7.9x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	94%
U.S. Investments (% of Net Assets)	97.9%
Non-U.S. Investments (% of Net Assets)	0.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, and other expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s annual net operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 27

MANAGER’S DISCUSSION (UNAUDITED)

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA®

FUND PERFORMANCE

Royce Smaller-Companies Growth Fund advanced 15.3% for the year-to-date period ended 6/30/23, beating both its primary benchmark, the Russell 2000 Growth Index, which was up 13.6%, and its secondary benchmark, the Russell 2000 Index, which was up 8.1% for the same period. The Fund also outperformed the Russell 2000 Growth for the 1-, 3-, 5-, 20-year, and since inception (6/14/01) periods ended 6/30/23 and outpaced the Russell 2000 for each of these periods, except the 3-year span.

WHAT WORKED… AND WHAT DIDN’T

Nine of the portfolio’s 10 equity sectors made a positive impact on 2023’s first half performance, led by Industrials, Information Technology, and Health Care. Financials made the only negative impact, while the smallest contributions came from Real Estate and Energy. At the industry level, health care equipment & supplies (Health Care), machinery (Industrials), and commercial services & supplies (Industrials) contributed most while banks (Financials), biotechnology (Health Care), and communications equipment (Information Technology) were the largest detractors.

The Fund’s top contributing position was Aehr Test Systems, a semiconductor capital equipment company that focuses on emerging and fast-growing compound semiconductor materials. Aehr’s current product addresses a rapidly growing market for silicon carbide, which is used in higher end, mission critical applications in electric vehicles, clean energy, and power semiconductors. The company is also involved in other emerging end markets for gallium nitride semiconductors and silicon photonics solutions aimed at 5-G communications and data centers. Several large, key customers wins so far in 2023 have proved the importance of its system and drove rapid revenue growth. ACV Auctions, the technology leader in digital/online wholesale used car auctions, has invested heavily over the last few years to gain a nearly national presence in the U.S., as the industry shifts from physical/live auctions to online. ACV is gaining share, though the entire industry was hit in 2022 with soaring used car prices and low transaction volumes due to the lack of new cars available (which drives trade-ins that a dealer would then need to auction). Despite this, ACV has demonstrated it can take market share and outperform its industry. We have also seen signs of improved industry conditions in the past 3-4 months.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
Aehr Test Systems	1.91	ViewRay	-1.36
ACV Auctions Cl. A	1.55	Halozyme Therapeutics	-0.95
Atlas Technical Consultants Cl. A	1.48	Clearfield	-0.73
TransMedics Group	1.35	Western Alliance Bancorp	-0.58
Distribution Solutions Group	1.19	Impinj	-0.48
[1] Includes dividends		[2] Net of dividends

ViewRay, the Fund’s top detractor for 2023’s first half, markets a medical system that combines real-time MRI imaging and cancer radiation treatment, resulting in superior patient outcomes, fewer treatment sessions, and fewer side effects. Unfortunately, despite improved sales results in 2022, the sales cycles lengthened recently, stretching cash flow deficits further, which led to concerns over its financial viability. ViewRay has announced it is exploring alternatives that will likely result in the business being sold. Halozyme Therapeutics has a biotechnology licensing platform that enables large pharmaceutical companies to convert IV therapeutics to subcutaneous injections via its ENHANZE technology. Following success with its lead product, revenues have fallen below expectations in 2023, as investors await new product approvals and launches. Concerns have also emerged regarding generic competition and approaching formulation technology patent expiration, which has led to valuation compression. We finished exiting our position in May.

The Fund’s advantage relative to its primary benchmark came mostly from sector allocation decisions. At the sector level, the Fund benefited most from stock selection in Industrials. Our lack of exposure to Energy and stock selection in Consumer Staples were also additive versus the Russell 2000 Growth. Conversely, stock picks detracted in Information Technology, Financials, and Health Care.

CURRENT POSITIONING AND OUTLOOK

U.S. mega-cap tech stocks continued to lead the market into the second quarter, with the Nasdaq up 32.3% for the year-to-date period ended 6/30/23. The robust performance of Nvidia—the maker of powerful graphics processing unit chips that power data centers—spurred further market excitement over the potential (and pitfalls) of Artificial Intelligence applications and contributed to the recovery in tech stocks following an abysmal 2022. The Federal Reserve continued to promise additional interest rate increases despite pausing in June, suggesting continued concerns over inflation and a tight labor market. Further signs of a potential recession, regional bank jitters, and geopolitical worries, however, were not enough to prevent the broader market’s nearly 15% return in the first half of 2023. Anticipating the market’s moves over the next 12 months is particularly difficult, especially with further delays in peak interest rates and the impact on corporate earnings that a potential recession would bring. We are still of a mind that markets will rally ahead of a Fed pause or reversal of rate hikes and that we are due for a reversion to the mean after 2022’s negative returns, but it is not certain whether a recession will occur and/or what its depth and duration will be. We believe there are positives regarding federal, state, and local infrastructure spending as well as continued innovation, despite funding risk for early stage companies. At the end of June, the Fund remained overweight in Information Technology and Health Care while being underweight in Financials, Energy, and Real Estate.

28 | The Royce Funds 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVPX RVPHX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVP	15.33	22.28	7.10	4.76	8.00	6.91	9.45	10.11

Annual Gross Operating Expenses: 1.55% Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/14/01 as of 6/30/23 ($)

Top 10 Positions
% of Net Assets

Distribution Solutions Group	3.9
Celsius Holdings	3.4
TransMedics Group	3.4
Alphatec Holdings	3.2
NAPCO Security Technologies	3.0
Aehr Test Systems	2.9
ACV Auctions Cl. A	2.8
Inspire Medical Systems	2.8
ATS Corporation	2.7
AMG Critical Materials	2.5

Portfolio Sector Breakdown
% of Net Assets

Health Care	25.0
Industrials	23.8
Information Technology	23.5
Consumer Discretionary	7.4
Consumer Staples	6.4
Financials	5.5
Materials	3.9
Energy	1.7
Real Estate	0.5
Cash and Cash Equivalents	2.3

Calendar Year Total Returns (%)

YEAR	RVP
2022	-32.4
2021	7.8
2020	49.3
2019	23.7
2018	-10.2
2017	17.8
2016	9.4
2015	-1.8
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4
2008	-41.1

Upside/Downside Capture Ratios
Periods Ended 6/30/23 (%)

	UPSIDE	DOWNSIDE
10-Year	101	107
From 6/30/01 (Start of
Fund’s First Full Quarter)	106	92

Portfolio Diagnostics

Fund Net Assets	$193 million
Number of Holdings	72
Turnover Rate	31%
Average Market Capitalization[1]	$2,258 million
Weighted Average P/B Ratio [2]	3.5x
3-5 Year EPS Growth (est.)[3]	22.9%
Active Share [4]	94%
U.S. Investments (% of Net Assets)	84.2%
Non-U.S. Investments (% of Net Assets)	13.5%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, and other expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s annual net operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Semiannual Report to Shareholders | 29

Schedules of Investments

Royce Dividend Value Fund

Common Stocks – 98.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY – 4.3%
HOTELS, RESTAURANTS & LEISURE - 0.2%
†Travel + Leisure	3,100	$125,054
HOUSEHOLD DURABLES - 1.0%
Vistry Group [1]	77,500	652,202
SPECIALTY RETAIL - 3.1%
Franchise Group Cl. A	34,900	999,536
USS [1]	56,000	928,108
		1,927,644
Total (Cost $2,045,340)		2,704,900

ENERGY – 1.3%
OIL, GAS & CONSUMABLE FUELS - 1.3%
Gaztransport Et Technigaz [1]	7,800	794,263
Total (Cost $491,861)		794,263

FINANCIALS – 30.0%
BANKS - 4.7%
BOK Financial	15,414	1,245,143
†First Citizens BancShares Cl. A	1,314	1,686,453
		2,931,596
CAPITAL MARKETS - 22.1%
Artisan Partners Asset Management Cl. A	25,600	1,006,336
B3-Brasil, Bolsa, Balcao	336,600	1,027,051
Bolsa Mexicana de Valores	444,000	922,914
Carlyle Group	76,020	2,428,839
Evercore Cl. A	13,500	1,668,465
KKR & Co.	19,138	1,071,728
Moelis & Company Cl. A	19,359	877,737
SEI Investments	37,900	2,259,598
Sprott	45,280	1,465,982
State Street	15,120	1,106,482
		13,835,132
FINANCIAL SERVICES - 1.6%
†NewtekOne	60,500	961,950
INSURANCE - 1.6%
Assured Guaranty	17,900	998,820
Total (Cost $11,052,906)		18,727,498

HEALTH CARE – 3.3%
HEALTH CARE PROVIDERS & SERVICES - 0.9%
Ensign Group (The)	5,951	568,082
PHARMACEUTICALS - 2.4%
Recordati Industria Chimica e Farmaceutica [1]	24,210	1,157,135
Santen Pharmaceutical [1]	41,600	353,786
		1,510,921
Total (Cost $626,526)		2,079,003

INDUSTRIALS – 35.6%
AEROSPACE & DEFENSE - 4.2%
HEICO Corporation Cl. A	18,800	2,643,280
BUILDING PRODUCTS - 0.7%
Geberit [1]	800	418,842
CONSTRUCTION & ENGINEERING - 2.4%
Comfort Systems USA	8,959	1,471,068
ELECTRICAL EQUIPMENT - 3.7%
Hubbell Incorporated	7,060	2,340,814
GROUND TRANSPORTATION - 0.6%
Werner Enterprises	8,643	381,848
MACHINERY - 9.9%
Graco	25,224	2,178,092

Lincoln Electric Holdings	9,020	1,791,642
Lindsay Corporation	3,843	458,624
Spirax-Sarco Engineering [1]	13,478	1,775,318
		6,203,676
MARINE TRANSPORTATION - 2.1%
Clarkson [1]	35,040	1,317,241
PROFESSIONAL SERVICES - 8.3%
KBR	42,860	2,788,472
Korn Ferry	10,023	496,539
ManpowerGroup	19,300	1,532,420
Robert Half International	4,794	360,605
		5,178,036
TRADING COMPANIES & DISTRIBUTORS - 3.7%
Applied Industrial Technologies	13,642	1,975,771
†FTAI Aviation	10,000	316,600
		2,292,371
Total (Cost $5,793,163)		22,247,176
INFORMATION TECHNOLOGY – 2.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.0%
Vishay Intertechnology	42,497	1,249,412
SOFTWARE - 0.7%
SimCorp [1]	4,200	445,020
Total (Cost $680,418)		1,694,432
MATERIALS – 19.2%
CHEMICALS - 2.4%
Quaker Houghton	6,122	1,193,178
†Scotts Miracle-Gro Cl. A	5,000	313,450
		1,506,628
CONTAINERS & PACKAGING - 3.8%
AptarGroup	20,396	2,363,081
METALS & MINING - 13.0%
Franco-Nevada	16,500	2,352,900
Reliance Steel & Aluminum	6,228	1,691,462
Royal Gold	17,500	2,008,650
Worthington Industries	30,000	2,084,100
		8,137,112
Total (Cost $4,200,436)		12,006,821

REAL ESTATE – 2.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
Kennedy-Wilson Holdings	17,000	277,610
†RMR Group (The) Cl. A	32,700	757,659
		1,035,269
SPECIALIZED REITS - 0.4%
†OUTFRONT Media	17,900	281,388
Total (Cost $1,496,367)		1,316,657
TOTAL COMMON STOCKS
(Cost $26,387,017)		61,570,750

30 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Dividend Value Fund (continued)

VALUE
REPURCHASE AGREEMENT– 0.2%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $109,378 (collateralized by obligations of U.S. Government Agencies, 3.75% due 5/31/30, valued at $111,554)
(Cost $109,350)	$109,350
TOTAL INVESTMENTS – 98.7%
(Cost $26,496,367)	61,680,100

CASH AND OTHER ASSETS LESS LIABILITIES – 1.3%	825,617

NET ASSETS – 100.0%	$62,505,717

Royce Global Financial Services Fund

Common Stocks – 96.1%

	SHARES	VALUE
BANKS - 15.3%
Bank of N.T. Butterfield & Son	5,805	$158,825
BankUnited	1,000	21,550
BOK Financial	9,405	759,736
Capital City Bank Group	16,988	520,512
†Columbia Banking System	10,366	210,222
†First Bancorp	1,000	29,750
First Citizens BancShares Cl. A	1,056	1,355,323
†Independent Bank Group	1,000	34,530
Popular	14,626	885,166
†Valley National Bancorp	5,000	38,750
†Veritex Holdings	1,000	17,930
Total (Cost $2,158,875)		4,032,294
CAPITAL MARKETS - 50.5%
Ares Management Cl. A	4,442	427,987
Artisan Partners Asset Management Cl. A	7,512	295,297
B3-Brasil, Bolsa, Balcao	183,000	558,379
Carlyle Group	21,185	676,861
Charles Schwab	10,270	582,103
Coronation Fund Managers [1,2]	30,600	53,157
CRISIL [1]	14,000	665,579
†Donnelley Financial Solutions [2]	5,128	233,478
Egyptian Financial Group-Hermes Holding
Company [1,2]	221,749	134,915
GCM Grosvenor Cl. A	21,300	160,602
Intermediate Capital Group [1]	39,111	685,389
JSE [1]	51,000	247,001
KKR & Co.	14,508	812,448
MarketAxess Holdings	1,423	372,001
MarketWise Cl. A	88,300	176,600
Morningstar	1,199	235,088
NZX [1]	580,000	414,155
Onex Corporation	11,615	641,532
†Rand Capital	5,000	65,050
Raymond James Financial	2,320	240,746
Rothschild & Co [1]	13,900	706,073
SEI Investments	9,540	568,775
Silvercrest Asset Management Group Cl. A	27,612	559,143
Sprott	36,450	1,180,102
StoneX Group [2]	7,975	662,563
Tel Aviv Stock Exchange [1],[2]	232,705	1,201,396
U.S. Global Investors Cl. A	165,500	506,430
Warsaw Stock Exchange [1]	23,169	216,940
Total (Cost $7,974,951)		13,279,790
FINANCIAL SERVICES - 3.8%
Banco Latinoamericano de Comercio
Exterior Cl. E	25,700	566,942
ECN Capital	100,000	201,548
PayPal Holdings [2]	3,466	231,286
Total (Cost $735,194)		999,776
INSURANCE - 8.5%
Assured Guaranty	7,594	423,745
Axis Capital Holdings	11,554	621,952
E-L Financial	1,327	928,023
James River Group Holdings	13,700	250,162
Total (Cost $2,005,330)		2,223,882

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 31

Schedules of Investments

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

MACHINERY - 1.4%
†Crane NXT	6,500	$366,860
Total (Cost $260,788)		366,860
METALS & MINING - 4.6%
Franco-Nevada	8,571	1,222,225
Total (Cost $373,656)		1,222,225
PROFESSIONAL SERVICES - 0.2%
Quess Corp [1,2]	8,900	48,782
Total (Cost $40,822)		48,782
REAL ESTATE MANAGEMENT & DEVELOPMENT - 9.2%
Altus Group	23,760	787,905
FirstService Corporation	7,541	1,161,992
Real Matters [2]	100,000	457,445
Total (Cost $1,236,206)		2,407,342
SOFTWARE - 1.4%
Envestnet [2]	6,000	356,100
Total (Cost $256,690)		356,100
TRADING COMPANIES & DISTRIBUTORS - 1.2%
†FTAI Aviation	10,000	316,600
Total (Cost $259,576)		316,600
TOTAL COMMON STOCKS
(Cost $15,302,088)		25,253,651
DIVERSIFIED INVESTMENT COMPANIES – 2.0%
CLOSED-END FUNDS - 1.0%
Eagle Point Income	19,341	255,108
Total (Cost $384,692)		255,108
FINANCIAL SERVICES - 1.0%
†Financial Select Sector SPDR Fund	8,022	270,421
Total (Cost $245,082)		270,421
TOTAL DIVERSIFIED INVESTMENT COMPANIES
(Cost $629,774)		525,529

REPURCHASE AGREEMENT– 1.4%

Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value

$369,733 (collateralized by obligations of U.S. Government Agencies, 4.25%

due 11/15/40, valued at $377,070)

(Cost $369,640)	369,640
TOTAL INVESTMENTS – 99.5%
(Cost $16,301,502)	26,148,820
CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%	125,790

NET ASSETS – 100.0%	$26,274,610

Royce International Premier Fund

Common Stocks – 91.6%

	SHARES	VALUE
AUSTRALIA – 6.2%
Hansen Technologies [1]	7,853,561	$27,170,324
IPH [1]	4,411,524	23,077,065
Total (Cost $38,835,756)		50,247,389
BELGIUM – 1.7%
†Azelis Group [1]	608,100	13,894,570
Total (Cost $14,637,286)		13,894,570
BRAZIL – 3.6%
Odontoprev	6,481,500	16,988,185
TOTVS	2,001,700	12,533,095
Total (Cost $23,700,524)		29,521,280
CANADA – 4.4%
Altus Group	113,700	3,770,403
Enghouse Systems	680,200	16,528,128
Open Text	364,200	15,148,081
Total (Cost $37,992,407)		35,446,612
FRANCE – 2.6%
†Antin Infrastructure Partners [1]	624,865	10,143,881
Lectra [1]	374,348	11,153,201
Total (Cost $22,207,738)		21,297,082
GERMANY – 3.2%
Amadeus Fire [1]	56,198	6,861,393
New Work [1]	102,699	13,824,967
Norma Group [1]	284,200	5,247,299
Total (Cost $37,019,821)		25,933,659
ICELAND – 2.8%
Marel [1]	4,817,170	15,355,528
Ossur [1,2]	1,498,647	7,062,143
Total (Cost $28,315,211)		22,417,671
ITALY – 3.5%
Carel Industries [1]	216,154	6,518,993
DiaSorin [1]	111,563	11,610,711
GVS [1,2]	1,709,551	10,338,489
Total (Cost $36,946,706)		28,468,193
JAPAN – 23.9%
As One [1]	307,600	12,196,400
Benefit One [1]	743,200	7,617,004
BML [1]	1,006,500	20,282,407
Fukui Computer Holdings [1]	470,900	9,151,239
JCU [1]	614,400	14,633,838
Maruwa [1]	92,700	14,383,999
Meitec Corporation [1]	767,500	13,245,271
†Miura [1]	401,000	10,484,824
NSD [1]	574,900	11,571,174
OBIC Business Consultants [1]	431,500	15,817,519
Riken Keiki [1]	417,100	16,757,070
TKC Corporation [1]	836,400	22,637,851
USS [1]	698,500	11,576,489
Zuken [1]	543,400	14,752,347
Total (Cost $198,722,358)		195,107,432
NETHERLANDS – 1.5%
IMCD [1]	85,800	12,341,422
Total (Cost $6,711,934)		12,341,422

32 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce International Premier Fund (continued)

	SHARES	VALUE
POLAND – 1.8%
Asseco Poland [1]	752,800	$14,865,566
Total (Cost $14,965,287)		14,865,566
SINGAPORE – 1.7%
XP Power [1]	555,219	13,908,442
Total (Cost $14,836,513)		13,908,442
SOUTH KOREA – 2.2%
Douzone Bizon [1]	188,887	4,463,436
NICE Information Service [1]	1,761,806	13,692,963
Total (Cost $43,341,691)		18,156,399
SWEDEN – 6.6%
Alimak Group [1]	1,466,778	11,468,672
Karnov Group [1,2]	3,203,322	14,610,892
Loomis [1]	599,000	17,491,883
Norva24 Group [1,2]	4,458,010	10,291,286
Total (Cost $58,480,011)		53,862,733
SWITZERLAND – 5.0%
dormakaba Holding [1]	9,400	4,226,236
Kardex Holding [1]	44,900	10,097,529
Partners Group Holding [1]	10,500	9,886,721
VZ Holding [1]	175,685	16,188,849
Total (Cost $25,639,148)		40,399,335
UNITED KINGDOM – 20.9%
Ashmore Group [1]	1,359,150	3,593,059
†Auction Technology Group [1,2]	1,115,749	10,594,425
Croda International [1]	167,200	11,949,573
†CVS Group [1]	411,300	10,336,700
Diploma [1]	356,398	13,532,539
DiscoverIE Group [1]	1,453,814	15,509,294
Intertek Group [1]	329,300	17,874,432
Learning Technologies Group [1]	13,938,400	14,692,424
Marlowe [1],[2]	2,588,633	18,413,070
Mortgage Advice Bureau Holdings [1]	1,153,702	8,671,594
Restore [1],[3]	7,118,523	21,162,870
Spirax-Sarco Engineering [1]	78,500	10,339,995
Victrex [1]	793,145	14,018,231
Total (Cost $181,159,810)		170,688,206
TOTAL COMMON STOCKS
(Cost $783,512,201)		746,555,991
PREFERRED STOCK – 1.8%
GERMANY – 1.8%
FUCHS PETROLUB[1]	365,000	14,420,803
(Cost $15,166,482)		14,420,803

REPURCHASE AGREEMENT– 6.6%

Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value

$54,355,861 (collateralized by obligations of U.S. Government Agencies, 4.375%

due 5/15/41, valued at $55,429,213)

(Cost $54,342,275)	$54,342,275

TOTAL INVESTMENTS – 100.0%
(Cost $853,020,958)	815,319,069
LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%	(62,574)

NET ASSETS – 100.0%	$815,256,495

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 33

Schedules of Investments

Royce Micro-Cap Fund

Common Stocks – 97.7%

	SHARES	VALUE
COMMUNICATION SERVICES – 4.1%
ENTERTAINMENT - 1.2%
Chicken Soup for the Soul Entertainment Cl. A [2]	427,121	$506,139
Gaia Cl. A [2]	166,968	385,696
IMAX Corporation [2]	166,100	2,822,039
		3,713,874
INTERACTIVE MEDIA & SERVICES - 0.7%
QuinStreet [2]	243,546	2,150,511
MEDIA - 2.2%
†Entravision Communications Cl. A	191,600	841,124
†Innovid Corp. [2]	474,400	517,096
Magnite [2]	220,900	3,015,285
Thryv Holdings [2]	97,704	2,403,518
		6,777,023
Total (Cost $15,367,685)		12,641,408

CONSUMER DISCRETIONARY – 12.5%
AUTOMOBILE COMPONENTS - 2.3%
Modine Manufacturing [2]	126,100	4,163,822
Stoneridge [2]	147,400	2,778,490
		6,942,312
DIVERSIFIED CONSUMER SERVICES - 0.3%
Lincoln Educational Services [2]	113,027	761,802
HOTELS, RESTAURANTS & LEISURE - 1.7%
Century Casinos [2]	346,100	2,457,310
Lindblad Expeditions Holdings [2,4]	261,100	2,840,768
		5,298,078
HOUSEHOLD DURABLES - 2.0%
†Hovnanian Enterprises Cl. A [2]	35,400	3,512,034
Legacy Housing [2]	117,973	2,735,794
		6,247,828
LEISURE PRODUCTS - 1.5%
American Outdoor Brands [2,4]	231,138	2,006,278
MasterCraft Boat Holdings [2]	85,300	2,614,445
		4,620,723
SPECIALTY RETAIL - 3.8%
Barnes & Noble Education [2]	105,300	132,678
Chico's FAS [2]	495,100	2,648,785
Citi Trends [2]	136,124	2,403,950
JOANN [2]	217,326	189,943
OneWater Marine Cl. A [2]	45,600	1,652,544
Shoe Carnival	109,322	2,566,881
Zumiez [2]	123,900	2,064,174
		11,658,955
TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Fossil Group [2]	409,800	1,053,186
Vera Bradley [2]	243,100	1,553,409
		2,606,595
Total (Cost $32,715,695)		38,136,293
ENERGY – 3.0%
ENERGY EQUIPMENT & SERVICES - 3.0%
Natural Gas Services Group [2]	296,113	2,931,519
Newpark Resources [2]	825,500	4,317,365
Profire Energy [2]	1,410,332	1,734,708
Total (Cost $6,992,045)		8,983,592

FINANCIALS – 11.5%
BANKS - 6.9%
BayCom Corporation	155,542	2,594,441
†Customers Bancorp [2]	72,500	2,193,850
HarborOne Bancorp	251,253	$2,180,876
HBT Financial	174,011	3,208,763
HomeTrust Bancshares	120,000	2,506,800
Investar Holding Corporation	185,600	2,247,616
Midway Investments 2,[5]	1,858,170	0
Stellar Bancorp	99,377	2,274,739
Territorial Bancorp	122,408	1,503,170
Western New England Bancorp	398,436	2,326,866
		21,037,121
CAPITAL MARKETS - 3.8%
B. Riley Financial	54,500	2,505,910
Canaccord Genuity Group	166,700	1,050,723
Silvercrest Asset Management Group Cl. A	170,773	3,458,153
Sprott	70,380	2,278,617
StoneX Group [2]	29,400	2,442,552
		11,735,955
FINANCIAL SERVICES - 0.8%
Cass Information Systems	60,216	2,335,177
Total (Cost $35,229,758)		35,108,253

HEALTH CARE – 8.1%
BIOTECHNOLOGY - 2.1%
†ARS Pharmaceuticals [2]	171,100	1,146,370
CareDx [2]	151,700	1,289,450
Dynavax Technologies [2]	198,000	2,558,160
MeiraGTx Holdings [2]	222,200	1,493,184
		6,487,164
HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
Apyx Medical [2]	479,327	2,411,015
Artivion [2]	183,955	3,162,186
AtriCure [2]	40,700	2,008,952
Cutera [2]	49,000	741,370
OrthoPediatrics Corp. [2]	50,400	2,210,040
Profound Medical [2]	227,300	2,911,705
		13,445,268
LIFE SCIENCES TOOLS & SERVICES - 1.1%
Harvard Bioscience [2]	601,559	3,302,559
PHARMACEUTICALS - 0.5%
†Harrow Health [2]	76,400	1,454,656
Total (Cost $20,227,256)		24,689,647

INDUSTRIALS – 25.1%
AEROSPACE & DEFENSE - 2.1%
Astronics Corporation [2]	139,000	2,760,540
Cadre Holdings	111,032	2,420,498
CPI Aerostructures [2]	343,190	1,335,009
		6,516,047
BUILDING PRODUCTS - 1.2%
Quanex Building Products	135,200	3,630,120
COMMERCIAL SERVICES & SUPPLIES - 3.5%
Acme United	80,930	2,018,394
†CECO Environmental [2]	166,000	2,217,760
Heritage-Crystal Clean [2]	76,174	2,878,615
VSE Corporation	64,700	3,538,443
		10,653,212
CONSTRUCTION & ENGINEERING - 3.9%
Concrete Pumping Holdings [2]	300,400	2,412,212
Construction Partners Cl. A [2]	111,600	3,503,124
IES Holdings [2]	59,800	3,401,424

34 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Northwest Pipe [2]	91,900	$2,779,056
		12,095,816
ELECTRICAL EQUIPMENT - 0.8%
American Superconductor [2]	392,100	2,454,546
MACHINERY - 5.9%
Alimak Group [1]	196,200	1,534,079
Commercial Vehicle Group [2]	248,400	2,757,240
Graham Corporation [2]	246,516	3,273,733
Luxfer Holdings	162,200	2,308,106
Porvair [1]	320,800	2,584,855
Shyft Group (The)	93,700	2,067,022
Wabash National	131,700	3,376,788
		17,901,823
MARINE TRANSPORTATION - 1.0%
Clarkson [1]	78,924	2,966,951
PROFESSIONAL SERVICES - 4.4%
CRA International	27,783	2,833,866
Forrester Research [2]	74,300	2,161,387
Kforce	42,732	2,677,587
NV5 Global [2]	24,400	2,702,788
Resources Connection	196,452	3,086,261
		13,461,889
TRADING COMPANIES & DISTRIBUTORS - 2.3%
Distribution Solutions Group [2]	73,874	3,845,880
Transcat [2]	36,774	3,137,190
		6,983,070
Total (Cost $52,783,466)		76,663,474
INFORMATION TECHNOLOGY – 27.8%
COMMUNICATIONS EQUIPMENT - 5.3%
Applied Optoelectronics [2]	543,100	3,236,876
Clearfield 2,[4]	55,300	2,618,455
Comtech Telecommunications	152,602	1,394,782
Digi International [2]	76,100	2,997,579
DZS [2]	260,109	1,032,633
EMCORE Corporation [2]	547,300	411,898
Genasys [2]	474,222	1,232,977
Harmonic [2]	201,200	3,253,404
		16,178,604

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.5%
Arlo Technologies [2]	298,500	3,256,635
FARO Technologies [2]	90,845	1,471,689
LightPath Technologies Cl. A [2]	852,684	1,151,123
Luna Innovations [2]	345,700	3,152,784
nLIGHT [2]	217,250	3,349,995
PAR Technology [2]	79,600	2,621,228
PowerFleet [2]	374,908	1,124,724
VIA optronics ADR [2]	261,857	691,303
Vishay Precision Group [2]	83,200	3,090,880
		19,910,361
IT SERVICES - 0.8%
Computer Task Group [2]	336,226	2,558,680
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.8%
Aehr Test Systems 2,[4]	89,659	3,698,434
Amtech Systems [2]	184,511	1,763,925
Axcelis Technologies [2]	20,900	3,831,597
AXT [2]	476,600	1,639,504
Camtek [2]	95,900	3,416,917
Cohu [2]	86,400	3,590,784

Ichor Holdings [2]	85,900	3,221,250
Nova [2]	26,100	3,061,530
NVE Corporation	35,916	3,499,655
PDF Solutions [2]	79,500	3,585,450
Photronics [2]	175,600	4,528,724
Ultra Clean Holdings [2]	82,300	3,165,258
		39,003,028
SOFTWARE - 0.9%
Agilysys [2]	38,121	2,616,625
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.5%
AstroNova [2]	205,250	2,976,125
Intevac [2]	451,213	1,692,049
		4,668,174
Total (Cost $57,069,745)		84,935,472
MATERIALS – 5.0%
CHEMICALS - 0.4%
Aspen Aerogels [2]	168,500	1,329,465
METALS & MINING - 4.6%
Altius Minerals	114,900	1,899,460
Ferroglobe [2]	290,300	1,384,731
Haynes International	62,530	3,177,775
Major Drilling Group International [2]	456,400	3,148,893
Universal Stainless & Alloy Products [2]	309,933	4,342,161
		13,953,020
Total (Cost $11,165,099)		15,282,485
REAL ESTATE – 0.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
FRP Holdings [2]	29,575	1,702,633
Total (Cost $534,936)		1,702,633
TOTAL COMMON STOCKS
(Cost $232,085,685)		298,143,257

REPURCHASE AGREEMENT– 2.7%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value
$8,140,370 (collateralized by obligations of U.S. Government Agencies, 4.25%
due 11/15/40, valued at $8,301,145)
(Cost $8,138,336)		8,138,336

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.2%

Money Market Funds

Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.92%)

(Cost $3,649,742)	3,649,742	3,649,742
TOTAL INVESTMENTS – 101.6%
(Cost $243,873,763)		309,931,335
LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%		(4,750,116)

NET ASSETS – 100.0%		$305,181,219

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 35

Schedules of Investments

Royce Pennsylvania Mutual Fund

Common Stocks – 97.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Cogent Communications Holdings	6,790	$456,899
Liberty Latin America Cl. C [2]	187,820	1,619,008
		2,075,907
ENTERTAINMENT - 0.2%
Chicken Soup for the Soul Entertainment Cl. A [2]	33,785	40,035
IMAX Corporation [2]	240,219	4,081,321
		4,121,356
INTERACTIVE MEDIA & SERVICES - 1.4%
QuinStreet [2]	77,243	682,056
Ziff Davis [2]	271,285	19,006,227
ZipRecruiter Cl. A [2,4]	12,315	218,714
†ZoomInfo Technologies [2]	137,520	3,491,633
		23,398,630
MEDIA - 0.2%
Cable One	1,200	788,496
†TEGNA	179,900	2,921,576
		3,710,072
Total (Cost $41,276,649)		33,305,965

CONSUMER DISCRETIONARY – 10.3%
AUTOMOBILE COMPONENTS - 2.8%
†Atmus Filtration Technologies [2]	54,000	1,185,840
Dorman Products [2]	155,868	12,287,074
Fox Factory Holding Corporation [2]	69,200	7,508,892
Gentex Corporation	339,956	9,947,113
LCI Industries	97,950	12,376,962
Modine Manufacturing [2]	50,000	1,651,000
Stoneridge [2]	57,057	1,075,524
†Vitesco Technologies Group [1,2]	35,187	2,897,464
		48,929,869
DISTRIBUTORS - 0.2%
LKQ Corporation	60,000	3,496,200
Pool Corporation	1,028	385,130
		3,881,330
DIVERSIFIED CONSUMER SERVICES - 0.2%
H&R Block	4,767	151,925
Lincoln Educational Services [2]	375,149	2,528,504
		2,680,429
HOTELS, RESTAURANTS & LEISURE - 0.5%
Bloomin’ Brands	114,400	3,076,216
Century Casinos [2]	515,834	3,662,421
Denny’s Corporation [2]	126,664	1,560,501
		8,299,138
HOUSEHOLD DURABLES - 1.3%
Helen of Troy [2]	51,783	5,593,600
†Installed Building Products	5,750	805,920
Legacy Housing [2]	97,929	2,270,973
M/I Homes [2]	40,168	3,502,248
PulteGroup	43,422	3,373,021
Skyline Champion [2]	75,510	4,942,129
TopBuild Corp. [2]	5,550	1,476,411
		21,964,302
LEISURE PRODUCTS - 1.0%
Brunswick Corporation	99,769	8,643,986
Malibu Boats Cl. A [2]	44,383	2,603,507
MasterCraft Boat Holdings [2]	92,745	2,842,634
YETI Holdings [2]	80,913	3,142,661
		17,232,788
SPECIALTY RETAIL - 3.0%
Asbury Automotive Group [2]	70,832	17,029,429
CarMax [2]	18,799	1,573,476
Chico’s FAS [2]	542,536	2,902,568
†Destination XL Group [2]	545,700	2,673,930
Five Below [2,4]	4,592	902,512
Floor & Decor Holdings Cl. A [2]	6,625	688,735
Murphy USA	16,314	5,075,449
OneWater Marine Cl. A [2]	196,802	7,132,105
Shoe Carnival	287,578	6,752,331
Signet Jewelers	45,100	2,943,226
†Valvoline [2]	42,110	1,579,546
Williams-Sonoma	31,365	3,925,016
		53,178,323
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Carter’s	72,884	5,291,378
Kontoor Brands	68,400	2,879,640
Movado Group	205,101	5,502,860
Ralph Lauren Cl. A	40,881	5,040,627
Steven Madden	82,800	2,706,732
Wolverine World Wide	90,292	1,326,390
		22,747,627
Total (Cost $130,968,200)		178,913,806

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 0.5%
John B. Sanfilippo & Son	10,090	1,183,254
Nomad Foods [2]	430,865	7,548,755
		8,732,009
PERSONAL CARE PRODUCTS - 0.6%
Inter Parfums	81,233	10,985,139
Total (Cost $10,121,748)		19,717,148

ENERGY – 2.6%
ENERGY EQUIPMENT & SERVICES - 1.6%
Computer Modelling Group	2,652,180	13,333,473
Core Laboratories	129,116	3,001,947
Pason Systems	1,247,553	10,820,445
RPC	11,000	78,650
		27,234,515
OIL, GAS & CONSUMABLE FUELS - 1.0%
Chord Energy	20,346	3,129,215
Civitas Resources	41,500	2,878,855
Magnolia Oil & Gas Cl. A	66,450	1,388,805
Matador Resources	59,900	3,133,968
Northern Oil and Gas	42,100	1,444,872
†Range Resources	46,630	1,370,922
SilverBow Resources [2,4]	112,841	3,285,930
†Sitio Royalties Cl. A	58,550	1,538,108
		18,170,675
Total (Cost $38,216,799)		45,405,190

FINANCIALS – 16.9%
BANKS - 6.1%
Bank of N.T. Butterfield & Son	303,159	8,294,430
BankUnited	272,686	5,876,383
BOK Financial	40,738	3,290,816
First Bancshares (The)	154,207	3,984,709
First Citizens BancShares Cl. A	30,947	39,718,927
First Hawaiian	252,895	4,554,639

36 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
FINANCIALS (continued)
BANKS (continued)
†Hingham Institution for Savings	11,029	$2,351,162
Home BancShares	175,334	3,997,615
Independent Bank Group	149,054	5,146,835
Origin Bancorp	102,630	3,007,059
Popular	189,632	11,476,529
Timberland Bancorp	99,201	2,537,561
Triumph Financial [2]	96,832	5,879,639
TrustCo Bank Corp NY	25,090	717,825
†Valley National Bancorp	246,171	1,907,825
Western Alliance Bancorp	86,762	3,164,210
		105,906,164
CAPITAL MARKETS - 5.2%
Artisan Partners Asset Management Cl. A	405,999	15,959,821
B. Riley Financial	37,902	1,742,734
Evercore Cl. A	25,117	3,104,210
GCM Grosvenor Cl. A	961,176	7,247,267
Houlihan Lokey Cl. A	64,115	6,303,146
Lazard Cl. A	82,388	2,636,416
Morningstar	40,288	7,899,268
SEI Investments	345,707	20,611,051
Sprott	244,764	7,924,460
TMX Group	529,420	11,913,199
Tradeweb Markets Cl. A	70,905	4,855,574
		90,197,146
CONSUMER FINANCE - 0.1%
PRA Group [2]	80,134	1,831,062
FINANCIAL SERVICES - 0.7%
Compass Diversified Holdings	143,741	3,117,742
International Money Express [2]	117,944	2,893,166
NewtekOne	169,583	2,696,370
Repay Holdings Cl. A [2,4]	519,797	4,070,011
		12,777,289
INSURANCE - 4.8%
AMERISAFE	58,072	3,096,399
Assured Guaranty	271,025	15,123,195
Axis Capital Holdings	67,663	3,642,299
E-L Financial	23,618	16,517,000
First American Financial	24,673	1,406,855
International General Insurance Holdings	591,204	5,279,452
James River Group Holdings	471,644	8,612,220
RenaissanceRe Holdings	40,898	7,628,295
RLI Corp.	51,047	6,966,384
Safety Insurance Group	68,754	4,931,037
Stewart Information Services	55,095	2,266,608
Tiptree	206,320	3,096,863
White Mountains Insurance Group	4,276	5,938,979
		84,505,586
Total (Cost $241,010,746)		295,217,247

HEALTH CARE – 6.1%
BIOTECHNOLOGY - 0.3%
CareDx [2]	200,005	1,700,042
Catalyst Pharmaceuticals [2]	242,647	3,261,176
MeiraGTx Holdings [2]	95,578	642,284
		5,603,502
HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
AtriCure [2]	24,482	1,208,432
Atrion Corporation	8,442	4,775,639
Cutera [2]	32,300	488,699
Enovis Corporation [2]	276,062	17,701,095
Haemonetics Corporation [2]	300,046	25,545,916
OrthoPediatrics Corp. [2]	55,623	2,439,069
Profound Medical [2]	52,098	667,374
Surmodics [2]	42,305	1,324,570
		54,150,794
HEALTH CARE PROVIDERS & SERVICES - 0.7%
AMN Healthcare Services [2]	44,635	4,870,571
Cross Country Healthcare [2]	117,076	3,287,494
Molina Healthcare [2]	14,439	4,349,605
		12,507,670
HEALTH CARE TECHNOLOGY - 0.3%
Certara [2]	115,785	2,108,445
Doximity Cl. A [2,4]	42,265	1,437,855
Simulations Plus	39,205	1,698,753
		5,245,053
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Azenta [2]	129,518	6,045,900
Bio-Techne	83,367	6,805,248
Harvard Bioscience [2]	121,940	669,451
Mesa Laboratories	53,106	6,824,121
Quanterix Corporation [2]	16,148	364,137
Stevanato Group	132,486	4,289,897
		24,998,754
PHARMACEUTICALS - 0.2%
Harmony Biosciences Holdings [2]	38,894	1,368,680
†Pacira BioSciences [2]	40,050	1,604,803
		2,973,483
Total (Cost $94,171,747)		105,479,256

INDUSTRIALS – 31.6%
AEROSPACE & DEFENSE - 1.2%
HEICO Corporation	80,074	14,168,293
Leonardo DRS [2,4]	383,500	6,649,890
		20,818,183
AIR FREIGHT & LOGISTICS - 1.5%
Forward Air	151,581	16,084,260
Hub Group Cl. A [2]	131,490	10,561,277
		26,645,537
BUILDING PRODUCTS - 3.6%
AAON	13,600	1,289,416
Advanced Drainage Systems	32,075	3,649,493
Builders FirstSource [2]	186,128	25,313,408
Carlisle Companies	10,973	2,814,904
CSW Industrials	9,200	1,528,948
Hayward Holdings [2]	22,552	289,793
Quanex Building Products	169,345	4,546,913
Simpson Manufacturing	73,187	10,136,400
UFP Industries	139,967	13,583,797
		63,153,072
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Brady Corporation Cl. A	80,700	3,838,899
Deluxe Corporation	43,365	758,020
Driven Brands Holdings [2]	227,505	6,156,285
GFL Environmental	130,530	5,064,564
Healthcare Services Group [2]	467,397	6,978,237
Heritage-Crystal Clean [2]	207,187	7,829,597
RB Global	77,462	4,647,720
		35,273,322

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 37

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING - 4.1%
Arcosa	410,062	$31,070,398
Construction Partners Cl. A [2]	141,106	4,429,317
EMCOR Group	47,395	8,757,648
Great Lakes Dredge & Dock [2]	186,853	1,524,720
Northwest Pipe [2]	75,074	2,270,238
Sterling Infrastructure [2]	60,504	3,376,123
Valmont Industries	47,290	13,763,755
WillScot Mobile Mini Holdings Corp. [2]	111,740	5,340,055
		70,532,254
ELECTRICAL EQUIPMENT - 1.8%
American Superconductor [2]	93,326	584,221
Atkore [2]	24,615	3,838,463
Encore Wire	38,669	7,189,727
GrafTech International	133,111	670,879
Preformed Line Products	101,976	15,918,454
†Vertiv Holdings Cl. A	100,870	2,498,550
		30,700,294
GROUND TRANSPORTATION - 1.2%
ArcBest Corporation	32,753	3,235,996
Landstar System	72,423	13,944,325
Schneider National Cl. B	129,975	3,732,882
		20,913,203
MACHINERY - 7.9%
Allison Transmission Holdings	11,094	626,367
Chart Industries [2,4]	30,515	4,875,992
Crane NXT	123,691	6,981,120
Douglas Dynamics	103,446	3,090,966
EnPro Industries	79,735	10,647,015
ESAB Corporation	203,622	13,549,008
ESCO Technologies	104,144	10,792,443
Graham Corporation [2]	91,849	1,219,755
Helios Technologies	69,419	4,587,902
Hurco Companies	9,000	194,850
John Bean Technologies	113,607	13,780,529
Kadant	87,873	19,516,593
Lincoln Electric Holdings	104,811	20,818,609
Lindsay Corporation	30,078	3,589,508
Miller Industries	215,462	7,642,437
RBC Bearings [2]	73,332	15,947,510
Westport Fuel Systems [2,4]	11,598	89,305
		137,949,909
MARINE TRANSPORTATION - 0.9%
Clarkson [1]	30,004	1,127,926
†Genco Shipping & Trading	206,101	2,891,597
Kirby Corporation [2]	159,639	12,284,221
		16,303,744
PASSENGER AIRLINES - 0.3%
Sun Country Airlines Holdings [2]	194,570	4,373,934
PROFESSIONAL SERVICES - 2.9%
Barrett Business Services	33,256	2,899,923
CBIZ [2]	24,401	1,300,085
Dun & Bradstreet Holdings	357,600	4,137,432
†First Advantage [2]	14,145	217,975
Forrester Research [2]	352,823	10,263,621
FTI Consulting [2]	20,490	3,897,198
KBR	265,508	17,273,951
Korn Ferry	117,252	5,808,664
NV5 Global [2]	10,870	1,204,070
†Paycor HCM [2,4]	8,690	205,692
Resources Connection	184,185	2,893,546
		50,102,157
TRADING COMPANIES & DISTRIBUTORS - 4.2%
Air Lease Cl. A	602,634	25,220,233
Applied Industrial Technologies	73,043	10,578,817
†Core & Main Cl. A [2]	47,670	1,493,978
Distribution Solutions Group [2]	47,751	2,485,917
EVI Industries [2,4]	342,790	7,541,380
FTAI Aviation	134,583	4,260,898
Hudson Technologies [2]	179,360	1,725,443
MSC Industrial Direct Cl. A	16,639	1,585,364
Richelieu Hardware	322,291	10,193,616
Transcat [2]	96,894	8,266,027
		73,351,673
Total (Cost $319,459,749)		550,117,282

INFORMATION TECHNOLOGY – 16.5%
COMMUNICATIONS EQUIPMENT - 1.4%
Aviat Networks [2]	88,904	2,966,727
Calix [2]	97,203	4,851,402
Digi International [2]	303,783	11,966,012
Harmonic [2]	312,300	5,049,891
		24,834,032
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.2%
Cognex Corporation	99,061	5,549,397
Coherent [2]	40,117	2,045,165
ePlus [2]	77,100	4,340,730
Fabrinet [2]	128,792	16,727,505
FARO Technologies [2]	158,314	2,564,687
Flex [2]	120,400	3,327,856
Jabil	31,659	3,416,956
Kimball Electronics [2]	279,772	7,730,100
Littelfuse	30,402	8,856,406
Luna Innovations [2]	766,388	6,989,458
nLIGHT [2]	70,802	1,091,767
PAR Technology [2]	320,975	10,569,707
PC Connection	14,307	645,246
PowerFleet [2]	155,315	465,945
Rogers Corporation [2]	9,223	1,493,480
Sanmina Corporation [2]	52,026	3,135,607
TD SYNNEX	29,391	2,762,754
Teledyne Technologies [2]	7,470	3,070,992
Vishay Intertechnology	113,747	3,344,162
Vishay Precision Group [2]	112,126	4,165,481
Vontier Corporation	510,416	16,440,499
		108,733,900
IT SERVICES - 0.6%
Hackett Group (The)	177,648	3,970,433
Kyndryl Holdings [2]	524,834	6,969,795
		10,940,228
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.0%
Alpha and Omega Semiconductor [2]	62,824	2,060,627
Amkor Technology	83,462	2,482,995
Axcelis Technologies [2]	36,767	6,740,494
Camtek [2]	79,224	2,822,751
Cirrus Logic [2]	155,992	12,636,912
Cohu [2]	85,391	3,548,850
FormFactor [2]	396,702	13,575,143
Ichor Holdings [2]	29,770	1,116,375

38 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Kulicke & Soffa Industries	107,607	$6,397,236
MKS Instruments	102,427	11,072,359
Nova [2]	52,494	6,157,546
NVE Corporation	25,461	2,480,920
Onto Innovation [2]	153,366	17,862,538
Photronics [2]	132,417	3,415,034
Power Integrations	6,520	617,248
Rambus [2]	64,780	4,156,933
SiTime Corporation [2]	28,028	3,306,463
Ultra Clean Holdings [2]	84,806	3,261,639
		103,712,063
SOFTWARE - 1.8%
Adeia	302,416	3,329,600
Agilysys [2]	56,407	3,871,776
Alkami Technology [2]	303,635	4,976,578
†AppLovin Corporation Cl. A [2]	16,145	415,411
Dolby Laboratories Cl. A	66,887	5,597,104
nCino [2,4]	8,910	268,369
PROS Holdings [2]	61,186	1,884,529
Sapiens International	149,996	3,989,894
Teradata Corporation [2]	81,298	4,342,126
†Workiva Cl. A [2]	29,030	2,951,190
		31,626,577
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.5%
AstroNova [2]	81,672	1,184,244
Avid Technology [2]	265,376	6,767,088
		7,951,332
Total (Cost $183,478,429)		287,798,132

MATERIALS – 7.7%
CHEMICALS - 4.3%
Aspen Aerogels [2]	77,281	609,747
Balchem Corporation	68,346	9,213,724
Element Solutions	1,079,711	20,730,451
Innospec	179,213	18,000,154
Minerals Technologies	187,536	10,818,952
Quaker Houghton	75,894	14,791,741
†Scotts Miracle-Gro Cl. A	22,225	1,393,285
		75,558,054
CONTAINERS & PACKAGING - 0.2%
Graphic Packaging Holding Company	105,775	2,541,773
Silgan Holdings	29,061	1,362,670
		3,904,443
METALS & MINING - 1.8%
Alamos Gold Cl. A	1,393,592	16,600,024
Haynes International	62,674	3,185,093
Materion Corporation	50,000	5,710,000
Reliance Steel & Aluminum	19,702	5,350,866
		30,845,983
PAPER & FOREST PRODUCTS - 1.4%
Louisiana-Pacific	92,263	6,917,880
Stella-Jones	321,861	16,574,718
		23,492,598
Total (Cost $66,107,927)		133,801,078

REAL ESTATE – 2.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.3%
Colliers International Group	39,025	3,831,865
DigitalBridge Group Cl. A	223,235	3,283,787
FirstService Corporation	27,782	4,280,928
FRP Holdings [2]	90,363	5,202,198
Kennedy-Wilson Holdings	845,184	13,801,855
Marcus & Millichap	227,578	7,170,983
RMR Group (The) Cl. A	124,760	2,890,689
Total (Cost $35,399,924)		40,462,305

TOTAL COMMON STOCKS
(Cost $1,160,211,918)		1,690,217,409

REPURCHASE AGREEMENT– 2.7%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $46,931,320 (collateralized by obligations of U.S. Government Agencies, 4.375% due 5/15/41, valued at $47,858,057)
(Cost $46,919,590)	46,919,590

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.92%)
(Cost $2,396,835)	2,396,835	2,396,835

TOTAL INVESTMENTS – 99.9%
(Cost $1,209,528,343)		1,739,533,834

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		2,462,913

NET ASSETS – 100.0%		$1,741,996,747

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 39

Schedules of Investments

Royce Premier Fund
Common Stocks – 95.6%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.7%
INTERACTIVE MEDIA & SERVICES - 1.7%
Ziff Davis [2]	329,300	$23,070,758
Total (Cost $30,325,308)		23,070,758

CONSUMER DISCRETIONARY – 10.0%
AUTOMOBILE COMPONENTS - 4.2%
Dorman Products [2]	292,151	23,030,263
†Fox Factory Holding Corporation [2]	125,900	13,661,409
LCI Industries	174,538	22,054,622
		58,746,294
DISTRIBUTORS - 1.4%
Pool Corporation	50,355	18,864,997
LEISURE PRODUCTS - 2.0%
Brunswick Corporation	313,291	27,143,532
TEXTILES, APPAREL & LUXURY GOODS - 2.4%
Ralph Lauren Cl. A	274,740	33,875,442
Total (Cost $97,074,876)		138,630,265

CONSUMER STAPLES – 1.7%
PERSONAL CARE PRODUCTS - 1.7%
Inter Parfums	177,189	23,961,269
Total (Cost $7,805,069)		23,961,269

FINANCIALS – 8.5%
CAPITAL MARKETS - 8.5%
Ares Management Cl. A	226,393	21,812,966
Lazard Cl. A	357,401	11,436,832
Morningstar	135,516	26,570,622
SEI Investments	615,771	36,712,267
TMX Group	972,915	21,892,882
Total (Cost $60,974,388)		118,425,569

HEALTH CARE – 5.3%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
Enovis Corporation [2]	336,857	21,599,271
Haemonetics Corporation [2]	380,779	32,419,524
		54,018,795
LIFE SCIENCES TOOLS & SERVICES - 1.4%
Bio-Techne	234,692	19,157,908
Total (Cost $49,923,069)		73,176,703

INDUSTRIALS – 34.8%
AEROSPACE & DEFENSE - 2.0%
Woodward	232,215	27,612,686
AIR FREIGHT & LOGISTICS - 2.4%
Forward Air	313,138	33,227,073
BUILDING PRODUCTS - 1.8%
Simpson Manufacturing	181,103	25,082,765
COMMERCIAL SERVICES & SUPPLIES - 2.3%
RB Global	520,453	31,227,180
CONSTRUCTION & ENGINEERING - 5.2%
Arcosa	534,820	40,523,311
Valmont Industries	108,399	31,549,529
		72,072,840
GROUND TRANSPORTATION - 2.2%
Landstar System	161,303	31,057,280
MACHINERY - 14.5%
ESAB Corporation	245,591	16,341,625
ESCO Technologies	268,953	27,871,600
John Bean Technologies	281,250	34,115,625
Kadant	151,302	33,604,174
Lincoln Electric Holdings	231,311	45,945,304
Lindsay Corporation	177,011	21,124,493
RBC Bearings [2]	99,294	21,593,466
		200,596,287
PROFESSIONAL SERVICES - 2.5%
Forrester Research [2]	760,962	22,136,384
Korn Ferry	241,331	11,955,538
		34,091,922
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Air Lease Cl. A	627,000	26,239,950
Total (Cost $210,295,141)		481,207,983

INFORMATION TECHNOLOGY – 14.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.5%
Cognex Corporation	354,946	19,884,075
†Littelfuse	24,300	7,078,833
National Instruments	398,275	22,860,985
Rogers Corporation [2]	78,500	12,711,505
		62,535,398
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Cirrus Logic [2]	233,095	18,883,026
FormFactor [2]	826,000	28,265,720
MKS Instruments	352,500	38,105,250
		85,253,996
SOFTWARE - 1.9%
Fair Isaac [2]	32,143	26,010,437
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
Avid Technology [2]	875,684	22,329,942
Total (Cost $99,382,068)		196,129,773

MATERIALS – 11.8%
CHEMICALS - 5.3%
Innospec	374,276	37,592,281
Quaker Houghton	182,413	35,552,294
		73,144,575
METALS & MINING - 3.1%
Reliance Steel & Aluminum	154,812	42,045,391
PAPER & FOREST PRODUCTS - 3.4%
Stella-Jones	923,631	47,563,772
Total (Cost $82,050,588)		162,753,738

REAL ESTATE – 7.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.6%
Colliers International Group	226,700	22,259,673
FirstService Corporation	231,300	35,641,017
Kennedy-Wilson Holdings	2,250,335	36,747,971
Marcus & Millichap	322,000	10,146,220
Total (Cost $103,737,699)		104,794,881

TOTAL COMMON STOCKS
(Cost $741,568,206)		1,322,150,939

40 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Premier Fund (continued)

VALUE

REPURCHASE AGREEMENT– 4.4%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $60,580,928 (collateralized by obligations of U.S. Government Agencies, 4.375% due 5/15/41, valued at $61,777,141)
(Cost $60,565,786)	$60,565,786

TOTAL INVESTMENTS – 100.0%
(Cost $802,133,992)	1,382,716,725

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%	(107,613)

NET ASSETS – 100.0%	$1,382,609,112

Royce Small-Cap Opportunity Fund
Common Stocks – 96.3%

	SHARES	VALUE
COMMUNICATION SERVICES – 5.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Ooma [2]	500,003	$7,485,045
ENTERTAINMENT - 0.7%
IMAX Corporation [2]	216,200	3,673,238
Marcus Corporation (The)	378,729	5,616,551
		9,289,789
INTERACTIVE MEDIA & SERVICES - 2.2%
Cars.com [2]	301,200	5,969,784
DHI Group [2,4]	1,173,228	4,493,463
EverQuote Cl. A [2]	496,300	3,225,950
IAC [2]	135,766	8,526,105
QuinStreet [2]	685,300	6,051,199
		28,266,501
MEDIA - 2.1%
comScore [2]	1,273,062	1,031,180
†Criteo ADR [2]	143,000	4,824,820
Entravision Communications Cl. A	1,037,900	4,556,381
†Innovid Corp. [2]	1,345,500	1,466,595
Magnite [2]	645,200	8,806,980
Thryv Holdings [2]	259,338	6,379,715
		27,065,671
Total (Cost $75,783,756)		72,107,006

CONSUMER DISCRETIONARY – 14.3%
AUTOMOBILE COMPONENTS - 3.7%
Adient [2]	151,500	5,805,480
Dana	302,953	5,150,201
Garrett Motion [2,4]	907,285	6,868,148
Goodyear Tire & Rubber [2]	339,600	4,645,728
Modine Manufacturing [2]	345,463	11,407,188
Patrick Industries	64,600	5,168,000
Stoneridge [2]	446,857	8,423,254
		47,467,999
BROADLINE RETAIL - 1.0%
Dillard’s Cl. A	24,733	8,069,883
Nordstrom	272,600	5,580,122
		13,650,005
DIVERSIFIED CONSUMER SERVICES - 0.3%
Adtalem Global Education [2]	71,400	2,451,876
†Udemy [2,4]	197,500	2,119,175
		4,571,051
HOTELS, RESTAURANTS & LEISURE - 1.0%
Carrols Restaurant Group [2]	781,868	3,940,615
Century Casinos [2]	287,694	2,042,627
Krispy Kreme	166,989	2,459,748
Noodles & Company Cl. A [2]	1,198,254	4,050,099
		12,493,089
HOUSEHOLD DURABLES - 3.2%
Beazer Homes USA [2]	177,806	5,030,132
Cavco Industries [2]	20,100	5,929,500
Century Communities	50,600	3,876,972
Helen of Troy [2]	5,100	550,902
M/I Homes [2]	37,200	3,243,468
Skyline Champion [2]	112,700	7,376,215
Taylor Morrison Home [2]	132,054	6,440,273
Toll Brothers	49,586	3,920,765
Tri Pointe Homes [2]	136,706	4,492,159
		40,860,386
SPECIALTY RETAIL - 4.1%
Asbury Automotive Group [2]	32,800	7,885,776

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 41

Schedules of Investments

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
SPECIALTY RETAIL (continued)
Barnes & Noble Education [2]	967,032	$1,218,460
Caleres	343,500	8,219,955
Chico’s FAS [2]	737,192	3,943,977
Designer Brands Cl. A	623,879	6,301,178
Express [2]	1,210,900	718,548
J.Jill [2,4]	251,239	5,384,052
JOANN [2]	24,711	21,597
MarineMax [2]	89,900	3,070,984
†OneWater Marine Cl. A [2]	86,700	3,142,008
Overstock.com [2]	227,700	7,416,189
Sportsman’s Warehouse Holdings [2,4]	470,000	2,679,000
Victoria’s Secret & Co. [2]	151,129	2,634,179
		52,635,903
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Fossil Group [2]	707,800	1,819,046
Lakeland Industries [3]	372,979	5,367,168
Rocky Brands	165,541	3,476,361
Vera Bradley [2]	304,502	1,945,768
		12,608,343
Total (Cost $155,074,522)		184,286,776

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 0.4%
SunOpta [2]	678,600	4,539,834
HOUSEHOLD PRODUCTS - 0.4%
Spectrum Brands Holdings	66,000	5,151,300
PERSONAL CARE PRODUCTS - 0.3%
Inter Parfums	32,772	4,431,758
Total (Cost $11,520,280)		14,122,892

ENERGY – 5.9%
ENERGY EQUIPMENT & SERVICES - 2.1%
Archrock	657,600	6,740,400
DMC Global [2]	218,300	3,877,008
Mammoth Energy Services [2]	823,117	3,975,655
Newpark Resources [2]	176,500	923,095
Ranger Energy Services Cl. A [2,4]	345,556	3,538,494
†Select Water Solutions Cl. A	374,900	3,036,690
†Solaris Oilfield Infrastructure Cl. A	557,700	4,645,641
		26,736,983
OIL, GAS & CONSUMABLE FUELS - 3.8%
Ardmore Shipping	441,593	5,453,673
Baytex Energy [2]	943,900	3,077,114
Chesapeake Energy	54,600	4,568,928
Earthstone Energy Cl. A [2]	543,572	7,767,644
Matador Resources	150,183	7,857,575
Navigator Holdings [2]	465,884	6,061,151
Northern Oil and Gas	192,700	6,613,464
Scorpio Tankers	81,750	3,861,052
Southwestern Energy [2]	644,681	3,874,533
		49,135,134
Total (Cost $51,088,286)		75,872,117

FINANCIALS – 5.4%
BANKS - 2.5%
Axos Financial [2]	97,900	3,861,176
BankUnited	77,000	1,659,350
BayCom Corporation	224,551	3,745,511
†Business First Bancshares	124,475	1,875,838
†CapStar Financial Holdings	130,400	1,600,008
First Bancshares (The)	85,600	2,211,904
†Hanmi Financial	150,900	2,252,937
Hilltop Holdings	194,308	6,112,930
New York Community Bancorp	202,700	2,278,348
Seacoast Banking Corporation of Florida	176,350	3,897,335
Western Alliance Bancorp	75,700	2,760,779
		32,256,116
CAPITAL MARKETS - 2.2%
Artisan Partners Asset Management Cl. A	115,100	4,524,581
B. Riley Financial	191,067	8,785,260
Canaccord Genuity Group	304,900	1,921,808
†GCM Grosvenor Cl. A	136,800	1,031,472
Moelis & Company Cl. A	121,426	5,505,455
†P10 Cl. A	386,400	4,366,320
†Perella Weinberg Partners Cl. A	222,600	1,854,258
		27,989,154
FINANCIAL SERVICES - 0.1%
†Acacia Research [2]	365,900	1,522,144
INSURANCE - 0.6%
Brighthouse Financial [2]	168,000	7,954,800
Total (Cost $61,619,140)		69,722,214

HEALTH CARE – 5.9%
BIOTECHNOLOGY - 0.4%
CareDx [2]	174,600	1,484,100
MiMedx Group [2]	561,200	3,709,532
		5,193,632
HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
Accuray [2]	1,859,608	7,196,683
Apyx Medical [2]	585,100	2,943,053
Artivion [2]	402,300	6,915,537
Tactile Systems Technology [2]	250,200	6,237,486
Varex Imaging [2]	359,946	8,483,927
		31,776,686
HEALTH CARE PROVIDERS & SERVICES - 2.1%
Community Health Systems [2]	727,614	3,201,501
Cross Country Healthcare [2]	172,320	4,838,746
NeoGenomics [2]	279,800	4,496,386
†Quipt Home Medical [2],[4]	337,300	1,801,182
RadNet [2]	226,300	7,381,906
Select Medical Holdings	153,800	4,900,068
		26,619,789
HEALTH CARE TECHNOLOGY - 0.2%
LifeMD [2,4]	645,900	2,809,665
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Azenta [2]	73,800	3,444,984
PHARMACEUTICALS - 0.5%
Organon & Co	233,903	4,867,522
Societal CDMO [2]	1,620,753	1,782,828
		6,650,350
Total (Cost $58,064,710)		76,495,106

INDUSTRIALS – 30.5%
AEROSPACE & DEFENSE - 5.6%
AAR Corporation [2]	148,200	8,560,032
Astronics Corporation [2]	493,631	9,803,512
BWX Technologies	113,600	8,130,352
Ducommun [2]	173,686	7,567,499

42 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
Kaman Corporation	134,806	$3,279,830
Kratos Defense & Security Solutions [2]	349,000	5,004,660
Leonardo DRS [2,4]	403,776	7,001,476
Mercury Systems [2]	91,300	3,158,067
Spirit AeroSystems Holdings Cl. A [2]	218,100	6,366,339
Terran Orbital [2,4]	706,600	1,059,900
Triumph Group [2]	616,716	7,628,777
†V2X [2]	110,894	5,495,906
		73,056,350
AIR FREIGHT & LOGISTICS - 1.1%
Hub Group Cl. A [2]	112,700	9,052,064
Radiant Logistics [2]	724,469	4,868,432
		13,920,496
BUILDING PRODUCTS - 1.9%
Gibraltar Industries [2]	115,600	7,273,552
Griffon Corporation	170,367	6,865,790
Insteel Industries	191,633	5,963,619
Resideo Technologies [2]	263,216	4,648,395
		24,751,356
COMMERCIAL SERVICES & SUPPLIES - 2.4%
ACV Auctions Cl. A [2]	253,500	4,377,945
CECO Environmental [2]	372,700	4,979,272
Healthcare Services Group [2]	590,600	8,817,658
Heritage-Crystal Clean [2]	93,588	3,536,691
VSE Corporation	164,032	8,970,910
		30,682,476
CONSTRUCTION & ENGINEERING - 4.7%
Arcosa	42,906	3,250,988
Argan	125,000	4,926,250
Comfort Systems USA	18,310	3,006,502
Concrete Pumping Holdings [2]	966,297	7,759,365
Construction Partners Cl. A [2]	266,559	8,367,287
Limbach Holdings [2]	297,131	7,348,050
Matrix Service [2]	847,146	4,989,690
Northwest Pipe [2]	182,545	5,520,161
Orion Group Holdings [2]	1,221,266	3,431,757
Primoris Services	255,780	7,793,616
Sterling Infrastructure [2]	84,700	4,726,260
		61,119,926
ELECTRICAL EQUIPMENT - 1.4%
American Superconductor [2]	705,173	4,414,383
Babcock & Wilcox Enterprises [2]	1,316,895	7,769,680
Power Solutions International [1,2]	343,740	934,973
TPI Composites [2,4]	461,800	4,788,866
		17,907,902
GROUND TRANSPORTATION - 0.5%
Daseke [2]	858,500	6,121,105
MACHINERY - 5.5%
Barnes Group	128,600	5,425,634
Commercial Vehicle Group [2]	886,957	9,845,223
EnPro Industries	48,400	6,462,852
Evercel [1,2]	203,243	186,984
Helios Technologies	61,900	4,090,971
Hurco Companies	71,251	1,542,584
Luxfer Holdings	486,700	6,925,741
Manitex International [2]	944,262	5,061,244
Mayville Engineering [2]	214,300	2,670,178
Shyft Group (The)	272,938	6,021,012
Terex Corporation	72,500	4,337,675
Trinity Industries	273,624	7,034,873
Twin Disc [2]	277,752	3,127,487
Wabash National	335,400	8,599,656
		71,332,114
MARINE TRANSPORTATION - 0.2%
Diana Shipping	553,510	2,042,452
OceanPal [2]	16,579	27,189
		2,069,641
PASSENGER AIRLINES - 0.8%
Alaska Air Group [2]	107,600	5,722,168
Allegiant Travel [2]	29,225	3,690,533
Mesa Air Group [2]	343,909	876,968
		10,289,669
PROFESSIONAL SERVICES - 2.9%
Conduent [2]	1,162,800	3,953,520
HireRight Holdings [2]	245,600	2,777,736
Korn Ferry	100,545	4,980,999
Mistras Group [2]	809,121	6,246,414
Resources Connection	407,764	6,405,972
Sterling Check [2]	247,900	3,039,254
TrueBlue [2]	266,636	4,722,124
TTEC Holdings	174,400	5,901,696
		38,027,715
TRADING COMPANIES & DISTRIBUTORS - 3.5%
Air Lease Cl. A	211,238	8,840,311
BlueLinx Holdings [2]	47,000	4,407,660
Herc Holdings	67,819	9,281,030
Hudson Technologies [2]	735,618	7,076,645
MRC Global [2]	556,200	5,600,934
NOW [2]	387,800	4,017,608
WESCO International	35,004	6,267,816
		45,492,004
Total (Cost $328,973,328)		394,770,754

INFORMATION TECHNOLOGY – 19.5%
COMMUNICATIONS EQUIPMENT - 3.4%
ADTRAN Holdings	438,700	4,619,511
Applied Optoelectronics [2]	144,300	860,028
Aviat Networks [2]	218,251	7,283,036
Cambium Networks [2,4]	276,581	4,209,563
†Clearfield [2],[4]	77,100	3,650,685
Comtech Telecommunications	511,517	4,675,265
Digi International [2]	144,002	5,672,239
DZS [2,4]	886,729	3,520,314
Infinera Corporation [2,4]	545,046	2,632,572
PCTEL [3]	1,035,154	4,963,563
Ribbon Communications [2]	674,900	1,882,971
		43,969,747
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.4%
Advanced Energy Industries	81,853	9,122,517
Arlo Technologies [2,4]	727,300	7,934,843
Avnet	52,300	2,638,535
Benchmark Electronics	305,600	7,893,648
Coherent [2]	151,100	7,703,078
CTS Corporation	190,214	8,108,823
Fabrinet [2]	48,229	6,263,982
Frequency Electronics	271,693	1,798,608
Identiv [2]	556,651	4,681,435
Knowles Corporation [2]	377,720	6,821,623

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
nLIGHT [2]	551,000	$8,496,420
†SmartRent Cl. A [2,4]	442,400	1,694,392
VIA optronics ADR [2]	802,732	2,119,212
Vishay Intertechnology	109,909	3,231,325
Vishay Precision Group [2]	95,388	3,543,664
		82,052,105
IT SERVICES - 0.5%
Kyndryl Holdings [2]	444,400	5,901,632
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
Alpha and Omega Semiconductor [2]	199,313	6,537,466
Amkor Technology	252,040	7,498,190
Amtech Systems [2]	669,084	6,396,443
Cohu [2]	218,176	9,067,395
FormFactor [2]	221,113	7,566,487
Ichor Holdings [2]	255,994	9,599,775
inTEST Corporation [2]	107,900	2,833,454
Kulicke & Soffa Industries	134,365	7,987,999
Onto Innovation [2]	67,719	7,887,232
Ultra Clean Holdings [2]	248,827	9,569,887
Veeco Instruments [2]	365,687	9,390,842
		84,335,170
SOFTWARE - 1.2%
A10 Networks	350,426	5,112,715
†LiveRamp Holdings [2]	128,900	3,681,384
Marin Software [2]	595,767	351,503
SecureWorks Corp. Cl. A [2]	641,191	4,635,811
†Viant Technology Cl. A [2]	483,100	2,227,091
		16,008,504
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.5%
Avid Technology [2]	252,635	6,442,192
Immersion Corporation	672,647	4,762,341
Intevac [2]	1,123,302	4,212,383
†Xerox Holdings	267,173	3,978,206
		19,395,122
Total (Cost $191,125,001)		251,662,280

MATERIALS – 8.0%
CHEMICALS - 1.7%
Aspen Aerogels [2]	260,800	2,057,712
Huntsman Corporation	194,100	5,244,582
Livent Corporation [2,4]	270,200	7,411,586
†Mativ Holdings	251,000	3,795,120
Tronox Holdings	263,100	3,344,001
		21,853,001
CONSTRUCTION MATERIALS - 0.7%
Summit Materials Cl. A [2]	232,500	8,800,125
CONTAINERS & PACKAGING - 0.4%
TriMas Corporation	197,810	5,437,797
METALS & MINING - 5.2%
ATI [2]	200,414	8,864,311
†Capstone Copper [2]	462,100	2,096,411
Carpenter Technology	170,242	9,555,684
Century Aluminum [2]	270,810	2,361,463
Cleveland-Cliffs [2]	356,949	5,982,465
Commercial Metals	126,300	6,650,958
Ferroglobe [2]	1,327,171	6,330,606
Haynes International	161,861	8,225,776
Major Drilling Group International [2]	790,200	5,451,918
Noranda Aluminum Holding Corporation [2,5]	488,157	0
Olympic Steel	63,022	3,088,078
TimkenSteel Corporation [2]	420,000	9,059,400
		67,667,070
Total (Cost $62,212,764)		103,757,993

REAL ESTATE – 0.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Fathom Holdings [2]	274,462	1,959,659
Total (Cost $1,292,775)		1,959,659

TOTAL COMMON STOCKS
(Cost $996,754,562)		1,244,756,797

REPURCHASE AGREEMENT– 3.7%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $47,618,107 (collateralized by obligations of U.S. Government Agencies, 3.75% due 5/31/30, valued at $48,558,391)
(Cost $47,606,205)		47,606,205

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.92%)
(Cost $2,926,187)	2,926,187	2,926,187

TOTAL INVESTMENTS – 100.2%
(Cost $1,047,286,954)		1,295,289,189

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%	(2,950,362)

NET ASSETS – 100.0%	$1,292,338,827

44 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Small-Cap Special Equity Fund

Common Stocks – 81.1%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.9%
MEDIA - 3.9%
TEGNA	1,917,000	$31,132,080
Total (Cost $37,254,385)		31,132,080

CONSUMER DISCRETIONARY – 13.9%
AUTOMOBILE COMPONENTS - 4.0%
Standard Motor Products	850,000	31,892,000
BROADLINE RETAIL - 2.8%
Macy’s	1,424,000	22,855,200
DIVERSIFIED CONSUMER SERVICES - 2.3%
H&R Block	584,000	18,612,080
HOTELS, RESTAURANTS & LEISURE - 0.2%
Nathan’s Famous	22,100	1,735,734
HOUSEHOLD DURABLES - 1.0%
Ethan Allen Interiors	280,000	7,918,400
SPECIALTY RETAIL - 0.3%
†ODP Corporation (The) [2]	51,000	2,387,820
TEXTILES, APPAREL & LUXURY GOODS - 3.3%
Movado Group	988,500	26,521,455
Total (Cost $104,303,571)		111,922,689

CONSUMER STAPLES – 10.5%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 5.8%
Ingles Markets Cl. A	565,000	46,697,250
FOOD PRODUCTS - 4.5%
John B. Sanfilippo & Son	311,500	36,529,605
HOUSEHOLD PRODUCTS - 0.2%
Oil-Dri Corporation of America	25,900	1,527,841
Total (Cost $55,469,847)		84,754,696

ENERGY – 0.8%
ENERGY EQUIPMENT & SERVICES - 0.8%
RPC	950,000	6,792,500
Total (Cost $7,738,166)		6,792,500

FINANCIALS – 5.0%
CAPITAL MARKETS - 5.0%
Diamond Hill Investment Group	138,800	23,776,440
Federated Hermes Cl. B	290,000	10,396,500
GAMCO Investors Cl. A [1]	313,600	6,008,576
Total (Cost $31,051,786)		40,181,516

INDUSTRIALS – 24.6%
BUILDING PRODUCTS - 3.1%
Insteel Industries	412,400	12,833,888
UFP Industries	126,000	12,228,300
		25,062,188
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Ennis	1,276,000	26,004,880
ELECTRICAL EQUIPMENT - 11.3%
Atkore [2]	127,000	19,804,380
Encore Wire	279,000	51,874,470
Preformed Line Products	125,500	19,590,550
		91,269,400
MACHINERY - 6.0%
Gencor Industries [2,3]	910,000	14,177,800
Hurco Companies [3]	439,800	9,521,670
Mueller Industries	279,500	24,394,760
		48,094,230
PROFESSIONAL SERVICES - 1.0%
Resources Connection	488,500	7,674,335
Total (Cost $131,565,521)		198,105,033

INFORMATION TECHNOLOGY – 9.8%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%
Vishay Intertechnology	1,600,000	47,040,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
NVE Corporation [3]	330,500	32,203,920
Total (Cost $43,121,503)		79,243,920

MATERIALS – 9.0%
CHEMICALS - 3.3%
Huntsman Corporation	969,000	26,182,380
CONSTRUCTION MATERIALS - 3.3%
United States Lime & Minerals	126,000	26,320,140
METALS & MINING - 0.6%
TimkenSteel Corporation [2]	240,000	5,176,800
PAPER & FOREST PRODUCTS - 1.8%
Sylvamo Corporation	364,000	14,723,800
Total (Cost $48,763,424)		72,403,120

REAL ESTATE – 3.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.6%
Marcus & Millichap	907,000	28,579,570
Total (Cost $26,207,783)		28,579,570

TOTAL COMMON STOCKS
(Cost $485,475,986)		653,115,124

REPURCHASE AGREEMENT– 19.1%

Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value

$153,766,075 (collateralized by obligations of various U.S. Government Agencies,

4.25%-4.375% due 11/15/40-5/15/41, valued at $156,802,204)

(Cost $153,727,643)	153,727,643

TOTAL INVESTMENTS – 100.2%
(Cost $639,203,629)	806,842,767

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%	(1,960,184)

NET ASSETS – 100.0%	$804,882,583

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Small-Cap Total Return Fund

Common Stocks – 96.4%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.9%
INTERACTIVE MEDIA & SERVICES - 1.9%
Ziff Davis [2]	267,200	$18,720,032
Total (Cost $21,231,431)		18,720,032

CONSUMER DISCRETIONARY – 8.4%
AUTOMOBILE COMPONENTS - 1.8%
Vitesco Technologies Group [1,2]	212,600	17,506,490
HOTELS, RESTAURANTS & LEISURE - 1.0%
Denny’s Corporation [2]	795,300	9,798,096
HOUSEHOLD DURABLES - 2.1%
Helen of Troy [2]	182,495	19,713,110
LEISURE PRODUCTS - 1.2%
YETI Holdings [2,4]	302,200	11,737,448
SPECIALTY RETAIL - 1.8%
JOANN [2]	3,105	2,714
OneWater Marine Cl. A [2]	488,875	17,716,830
		17,719,544
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Levi Strauss & Co. Cl. A	304,247	4,390,284
Total (Cost $68,615,099)		80,864,972

ENERGY – 5.2%
ENERGY EQUIPMENT & SERVICES - 5.2%
Cactus Cl. A	317,659	13,443,329
Core Laboratories	468,100	10,883,325
†Dril-Quip [2]	493,900	11,493,053
Oceaneering International [2]	139,833	2,614,877
Pason Systems	1,374,076	11,917,821
Total (Cost $48,353,448)		50,352,405

FINANCIALS – 36.5%
BANKS - 14.0%
Atlantic Union Bankshares	247,446	6,421,224
Bank of N.T. Butterfield & Son	85,229	2,331,865
BankUnited	848,190	18,278,494
BOK Financial	82,801	6,688,665
First Bancorp	49,190	1,463,402
First Bancshares (The)	236,403	6,108,654
First Citizens BancShares Cl. A	2,660	3,413,977
HBT Financial	205,972	3,798,124
†Hingham Institution for Savings	39,741	8,471,986
Home BancShares	681,267	15,532,888
Independent Bank Group	311,221	10,746,461
Origin Bancorp	384,280	11,259,404
†Seacoast Banking Corporation of Florida	283,971	6,275,759
TowneBank	345,548	8,030,536
Valley National Bancorp	1,599,886	12,399,117
Western Alliance Bancorp	195,307	7,122,846
†Wintrust Financial	101,663	7,382,767
		135,726,169
CAPITAL MARKETS - 3.4%
Artisan Partners Asset Management Cl. A	78,203	3,074,160
Moelis & Company Cl. A	139,237	6,313,005
Tel Aviv Stock Exchange [1,2]	3,400,700	17,556,947
TMX Group	274,020	6,166,096
		33,110,208
CONSUMER FINANCE - 1.3%
†Encore Capital Group [2],[4]	89,138	4,333,889
PRA Group [2]	362,700	8,287,695
		12,621,584
FINANCIAL SERVICES - 5.2%
Compass Diversified Holdings	725,170	15,728,937
NewtekOne	1,037,158	16,490,812
Repay Holdings Cl. A [2]	2,255,674	17,661,928
		49,881,677
INSURANCE - 12.6%
AMERISAFE	78,297	4,174,796
Assured Guaranty	341,700	19,066,860
Axis Capital Holdings	352,897	18,996,445
First American Financial	304,145	17,342,348
International General Insurance Holdings [3]	2,921,863	26,092,237
James River Group Holdings	47,503	867,405
RenaissanceRe Holdings	101,791	18,986,057
†Skyward Specialty Insurance Group [2],[4]	454,200	11,536,680
Stewart Information Services	115,404	4,747,721
		121,810,549
Total (Cost $322,307,221)		353,150,187

INDUSTRIALS – 20.3%
BUILDING PRODUCTS - 2.8%
Simpson Manufacturing	76,100	10,539,850
UFP Industries	169,399	16,440,173
		26,980,023
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Healthcare Services Group [2]	873,556	13,042,191
MACHINERY - 4.7%
Allison Transmission Holdings	133,857	7,557,566
Crane NXT	147,139	8,304,525
Douglas Dynamics	521,779	15,590,757
Lincoln Electric Holdings	10,666	2,118,588
Timken Company (The)	127,574	11,676,848
		45,248,284
PROFESSIONAL SERVICES - 2.5%
Barrett Business Services	163,027	14,215,954
KBR	151,754	9,873,115
		24,089,069
TRADING COMPANIES & DISTRIBUTORS - 8.9%
Air Lease Cl. A	490,400	20,523,240
Applied Industrial Technologies	80,660	11,681,988
FTAI Aviation	727,800	23,042,148
Global Industrial	232,064	6,444,417
†MRC Global [2]	299,100	3,011,937
MSC Industrial Direct Cl. A	83,610	7,966,361
NOW [2,4]	1,333,000	13,809,880
		86,479,971
Total (Cost $141,025,011)		195,839,538

INFORMATION TECHNOLOGY – 15.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.7%
Avnet	133,709	6,745,619
†Coherent [2],[4]	49,700	2,533,706
Vontier Corporation	829,653	26,723,123
		36,002,448
IT SERVICES - 4.1%
Hackett Group (The)	898,909	20,090,616
Kyndryl Holdings [2]	1,490,651	19,795,846
		39,886,462
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Kulicke & Soffa Industries	195,684	11,633,414

46 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Small-Cap Total Return Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
MKS Instruments	169,684	$18,342,840
		29,976,254
SOFTWARE - 4.1%
Sapiens International	719,677	19,143,408
Teradata Corporation [2]	381,467	20,374,153
		39,517,561
Total (Cost $111,792,102)		145,382,725

MATERIALS – 6.1%
CHEMICALS - 2.7%
Element Solutions	1,018,098	19,547,482
Minerals Technologies	110,880	6,396,667
		25,944,149
CONTAINERS & PACKAGING - 3.4%
Graphic Packaging Holding Company	375,860	9,031,916
Silgan Holdings	428,254	20,080,830
TriMas Corporation	139,459	3,833,728
		32,946,474
Total (Cost $48,421,739)		58,890,623

REAL ESTATE – 3.0%
OFFICE REITS - 1.3%
Equity Commonwealth	615,121	12,462,351
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
Kennedy-Wilson Holdings	993,197	16,218,907
Total (Cost $30,743,600)		28,681,258

TOTAL COMMON STOCKS
(Cost $792,489,651)		931,881,740

PREFERRED STOCK - 0.4%
INFORMATION TECHNOLOGY – 0.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.4%
Coherent Series A Conv.	18,824	4,274,554
(Cost $3,399,144)		4,274,554

REPURCHASE AGREEMENT– 3.0%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $29,221,971 (collateralized by obligations of U.S. Government Agencies, 4.25% due 11/15/40, valued at $29,799,017)
(Cost $29,214,667)	29,214,667

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.92%)
(Cost $2,560,374)	2,560,374	2,560,374

TOTAL INVESTMENTS – 100.1%
(Cost $827,663,836)		967,931,335

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(890,110)

NET ASSETS – 100.0%		$967,041,225

Royce Small-Cap Value Fund

Common Stocks – 98.1%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.8%
MEDIA - 2.8%
Entravision Communications Cl. A	128,970	$566,178
Saga Communications Cl. A	54,104	1,155,662
†TEGNA	83,500	1,356,040
Total (Cost $3,531,678)		3,077,880

CONSUMER DISCRETIONARY – 19.4%
DIVERSIFIED CONSUMER SERVICES - 0.8%
Lincoln Educational Services [2]	138,477	933,335
HOTELS, RESTAURANTS & LEISURE - 1.7%
Bloomin’ Brands	69,700	1,874,233
HOUSEHOLD DURABLES - 3.4%
M/I Homes [2]	18,321	1,597,408
PulteGroup	27,200	2,112,896
		3,710,304
LEISURE PRODUCTS - 1.1%
Malibu Boats Cl. A [2]	13,190	773,725
MasterCraft Boat Holdings [2]	15,967	489,389
		1,263,114
SPECIALTY RETAIL - 6.9%
Buckle (The)	28,077	971,464
†Chico’s FAS [2]	168,100	899,335
†Destination XL Group [2]	189,600	929,040
Haverty Furniture	28,615	864,745
OneWater Marine Cl. A [2]	22,688	822,213
Shoe Carnival	61,583	1,445,969
†Signet Jewelers	12,200	796,172
Williams-Sonoma	6,700	838,438
		7,567,376
TEXTILES, APPAREL & LUXURY GOODS - 5.5%
Carter’s	20,300	1,473,780
Kontoor Brands	31,400	1,321,940
Movado Group	28,401	761,999
Steven Madden	40,900	1,337,021
Tapestry	28,300	1,211,240
		6,105,980
Total (Cost $16,909,320)		21,454,342

CONSUMER STAPLES – 2.4%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.4%
Ingles Markets Cl. A	15,775	1,303,804
Village Super Market Cl. A	60,899	1,389,715
Total (Cost $2,753,549)		2,693,519

ENERGY – 9.5%
OIL, GAS & CONSUMABLE FUELS - 9.5%
†Berry Corporation	113,841	783,226
Chord Energy	12,052	1,853,598
Civitas Resources	25,100	1,741,187
Dorchester Minerals L.P.	55,104	1,650,916
Matador Resources	27,100	1,417,872
Riley Exploration Permian	42,053	1,502,133
SilverBow Resources [2]	53,996	1,572,363
Total (Cost $8,559,843)		10,521,295

FINANCIALS – 13.4%
BANKS - 8.5%
Citizens Community Bancorp	78,561	695,265
CNB Financial	68,758	1,213,579
Landmark Bancorp	13,246	288,763
Mid Penn Bancorp	42,804	945,112

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE
FINANCIALS (continued)
BANKS (continued)
National Bankshares	8,635	$252,055
Princeton Bancorp	29,649	810,011
Riverview Bancorp	116,183	585,562
Timberland Bancorp	53,249	1,362,109
TrustCo Bank Corp NY	37,234	1,065,265
Unity Bancorp	56,935	1,343,097
Western New England Bancorp	131,467	767,767
		9,328,585
CAPITAL MARKETS - 2.1%
Evercore Cl. A	16,442	2,032,067
Houlihan Lokey Cl. A	2,790	274,285
		2,306,352
FINANCIAL SERVICES - 1.2%
†International Money Express [2]	55,500	1,361,415
INSURANCE - 1.6%
Tiptree	118,696	1,781,627
Total (Cost $14,260,316)		14,777,979

HEALTH CARE – 5.7%
BIOTECHNOLOGY - 1.3%
Catalyst Pharmaceuticals [2]	106,249	1,427,987
HEALTH CARE PROVIDERS & SERVICES - 3.2%
Cross Country Healthcare [2]	58,957	1,655,512
Ensign Group (The)	2,791	266,429
Molina Healthcare [2]	5,240	1,578,498
		3,500,439
PHARMACEUTICALS - 1.2%
SIGA Technologies	260,263	1,314,328
Total (Cost $5,161,733)		6,242,754

INDUSTRIALS – 21.0%
AIR FREIGHT & LOGISTICS - 1.3%
Hub Group Cl. A [2]	17,212	1,382,468
BUILDING PRODUCTS - 3.1%
Insteel Industries	15,152	471,530
Quanex Building Products	57,095	1,533,001
UFP Industries	14,800	1,436,340
		3,440,871
CONSTRUCTION & ENGINEERING - 3.1%
Northwest Pipe [2]	39,369	1,190,518
Sterling Infrastructure [2]	39,466	2,202,203
		3,392,721
ELECTRICAL EQUIPMENT - 1.3%
Preformed Line Products	9,462	1,477,018
GROUND TRANSPORTATION - 4.5%
ArcBest Corporation	18,428	1,820,686
Schneider National Cl. B	69,850	2,006,092
†Universal Logistics Holdings	28,334	816,302
Werner Enterprises	6,676	294,946
		4,938,026
MARINE TRANSPORTATION - 1.8%
†Genco Shipping & Trading	91,758	1,287,365
†Pangaea Logistics Solutions	104,578	707,993
		1,995,358
PROFESSIONAL SERVICES - 4.8%
Barrett Business Services	16,394	1,429,557
IBEX [2]	60,819	1,291,187
Kforce	4,395	275,391
Korn Ferry	18,164	899,845
Resources Connection	91,851	1,442,979
		5,338,959
TRADING COMPANIES & DISTRIBUTORS - 1.1%
†Veritiv	9,893	1,242,660
Total (Cost $16,788,291)		23,208,081

INFORMATION TECHNOLOGY – 21.5%
COMMUNICATIONS EQUIPMENT - 1.3%
Aviat Networks [2]	41,342	1,379,582
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 14.8%
ePlus [2]	29,607	1,666,874
Flex [2]	78,881	2,180,271
Insight Enterprises [2]	11,307	1,654,666
Jabil	20,475	2,209,867
Kimball Electronics [2]	72,867	2,013,315
PC Connection	28,015	1,263,476
Sanmina Corporation [2]	30,940	1,864,754
TD SYNNEX	13,366	1,256,404
Vishay Intertechnology	75,404	2,216,878
		16,326,505
IT SERVICES - 0.9%
Computer Task Group [2]	136,616	1,039,648
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Alpha and Omega Semiconductor [2]	33,700	1,105,360
Amkor Technology	40,457	1,203,596
Cohu [2]	6,708	278,785
Kulicke & Soffa Industries	4,665	277,334
Ultra Clean Holdings [2]	7,251	278,873
		3,143,948
SOFTWARE - 1.7%
Adeia	166,619	1,834,475
Total (Cost $14,823,270)		23,724,158

MATERIALS – 1.4%
METALS & MINING - 1.4%
†Ryerson Holding Corporation	35,855	1,555,390
Total (Cost $1,303,178)		1,555,390

REAL ESTATE – 1.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
RMR Group (The) Cl. A	46,865	1,085,862
Total (Cost $1,345,118)		1,085,862

TOTAL COMMON STOCKS
(Cost $85,436,296)		108,341,260

REPURCHASE AGREEMENT– 2.0%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $2,237,595 (collateralized by obligations of U.S. Government Agencies, 3.75% due 5/31/30, valued at $2,281,858)
(Cost $2,237,036)		2,237,036

TOTAL INVESTMENTS – 100.1%
(Cost $87,673,332)	110,578,296

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(147,047)

NET ASSETS – 100.0%	$110,431,249

48 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Smaller-Companies Growth Fund
Common Stocks – 97.7%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 7.4%
BROADLINE RETAIL - 1.8%
Ollie’s Bargain Outlet Holdings [2]	59,000	$3,417,870
HOTELS, RESTAURANTS & LEISURE - 3.3%
Bragg Gaming Group [2]	396,000	1,222,600
DraftKings Cl. A [2]	83,000	2,205,310
Texas Roadhouse	26,000	2,919,280
		6,347,190
HOUSEHOLD DURABLES - 0.8%
†Installed Building Products	11,000	1,541,760
LEISURE PRODUCTS - 1.5%
Topgolf Callaway Brands [2]	145,000	2,878,250
Total (Cost $11,958,740)		14,185,070

CONSUMER STAPLES – 6.4%
BEVERAGES - 4.1%
Celsius Holdings [2]	44,000	6,564,360
MGP Ingredients	13,000	1,381,640
		7,946,000
FOOD PRODUCTS - 2.3%
Freshpet [2]	67,000	4,409,270
Total (Cost $8,623,616)		12,355,270

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 1.7%
†Cactus Cl. A	54,000	2,285,280
†Select Water Solutions Cl. A	123,000	996,300
Total (Cost $3,193,364)		3,281,580

FINANCIALS – 5.5%
BANKS - 3.6%
Atlantic Union Bankshares	58,000	1,505,100
Seacoast Banking Corporation of Florida	125,000	2,762,500
Webster Financial	70,000	2,642,500
		6,910,100
CAPITAL MARKETS - 0.6%
†Open Lending [2],[4]	119,000	1,250,690
FINANCIAL SERVICES - 1.3%
Cantaloupe [2]	314,000	2,499,440
Total (Cost $10,813,120)		10,660,230

HEALTH CARE – 25.0%
BIOTECHNOLOGY - 3.6%
†ARS Pharmaceuticals [2],[4]	217,000	1,453,900
Avid Bioservices [2]	125,000	1,746,250
MeiraGTx Holdings [2]	146,337	983,385
PureTech Health [1,2]	1,046,000	2,873,021
		7,056,556
HEALTH CARE EQUIPMENT & SUPPLIES - 16.2%
Alphatec Holdings [2]	346,000	6,221,080
Axonics [2]	28,000	1,413,160
†CVRx [2]	64,000	988,160
InMode [2]	110,000	4,108,500
Inspire Medical Systems [2]	16,488	5,352,664
Lantheus Holdings [2]	23,000	1,930,160
SI-BONE [2]	132,000	3,561,360
STAAR Surgical [2,4]	15,000	788,550
TransMedics Group [2]	78,000	6,550,440
ViewRay [2]	968,000	340,930
		31,255,004
HEALTH CARE PROVIDERS & SERVICES - 3.6%
†DocGo [2]	249,000	2,333,130
Hims & Hers Health Cl. A [2]	220,000	2,068,000
Privia Health Group [2]	97,000	2,532,670
		6,933,800
LIFE SCIENCES TOOLS & SERVICES - 0.9%
CryoPort [2]	34,198	589,916
MaxCyte [2,4]	250,000	1,147,500
		1,737,416
PHARMACEUTICALS - 0.7%
†Harrow Health [2]	73,000	1,389,920
Total (Cost $36,371,683)		48,372,696

INDUSTRIALS – 23.8%
AEROSPACE & DEFENSE - 1.3%
AeroVironment [2]	25,000	2,557,000
AIR FREIGHT & LOGISTICS - 2.4%
GXO Logistics [2]	73,000	4,585,860
COMMERCIAL SERVICES & SUPPLIES - 4.7%
ACV Auctions Cl. A [2]	318,000	5,491,860
VSE Corporation	66,000	3,609,540
		9,101,400
ELECTRICAL EQUIPMENT - 2.4%
Enovix Corporation [2,4]	86,000	1,551,440
Shoals Technologies Group Cl. A [2]	118,000	3,016,080
		4,567,520
MACHINERY - 5.6%
ATS Corporation [2]	113,000	5,198,981
Chart Industries [2]	28,000	4,474,120
Energy Recovery [2]	24,000	670,800
Symbotic Cl. A [2,4]	9,500	406,695
		10,750,596
PROFESSIONAL SERVICES - 0.7%
Paylocity Holding Corporation [2]	7,786	1,436,751
TRADING COMPANIES & DISTRIBUTORS - 6.7%
Distribution Solutions Group [2]	143,070	7,448,224
†FTAI Aviation	104,000	3,292,640
†Herc Holdings	8,000	1,094,800
Xometry Cl. A [2,4]	57,000	1,207,260
		13,042,924
Total (Cost $31,786,578)		46,042,051

INFORMATION TECHNOLOGY – 23.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.2%
†Evolv Technologies Holdings [2],[4]	329,000	1,974,000
Iteris [2,4]	568,474	2,251,157
NAPCO Security Technologies	166,000	5,751,900
		9,977,057
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.6%
Aehr Test Systems [2,4]	135,000	5,568,750
Credo Technology Group Holding [2]	78,000	1,352,520
Impinj [2]	53,555	4,801,206
indie Semiconductor Cl. A [2,4]	209,000	1,964,600
Silicon Laboratories [2,4]	19,000	2,997,060
		16,684,136
SOFTWARE - 9.1%
Agilysys [2]	53,000	3,637,920
†CyberArk Software [2]	3,000	468,990
Descartes Systems Group (The) [2]	35,033	2,806,493
JFrog [2]	171,000	4,736,700

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 49

Schedules of Investments	June 30, 2023 (unaudited)

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
†NextNav [2],[4]	335,000	$984,900
†SoundHound AI Cl. A [2],[4]	260,000	1,183,000
Sprout Social Cl. A [2,4]	54,000	2,492,640
†Vertex Cl. A [2]	71,000	1,384,500
		17,695,143
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
Stratasys [2]	61,000	1,083,360
Total (Cost $32,047,623)		45,439,696

MATERIALS – 3.9%
CHEMICALS - 1.3%
Bioceres Crop Solutions [2,4]	180,000	2,404,800
METALS & MINING - 2.6%
AMG Critical Materials [1]	93,589	4,847,402
†Lithium Royalty [2]	25,000	249,293
		5,096,695
Total (Cost $5,346,631)		7,501,495

REAL ESTATE – 0.5%
OFFICE REITS - 0.5%
Postal Realty Trust Cl. A	70,000	1,029,700
Total (Cost $1,130,446)		1,029,700

TOTAL COMMON STOCKS
(Cost $141,271,801)		188,867,788

REPURCHASE AGREEMENT– 2.4%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $4,607,010 (collateralized by obligations of U.S. Government Agencies, 3.75% due 5/31/30, valued at $4,697,994)
(Cost $4,605,858)	4,605,858

COLLATERAL RECEIVED FOR SECURITIES LOANED – 7.4%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.92%)
(Cost $14,418,841)	14,418,841	14,418,841

TOTAL INVESTMENTS – 107.5%
(Cost $160,296,500)		207,892,487

LIABILITIES LESS CASH AND OTHER ASSETS – (7.5)%		(14,552,534)

NET ASSETS – 100.0%		$193,339,953

ADR- American Depository Receipt

†	New additions in 2023.

[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[2]	Non-income producing.

[3]	As of June 30, 2023, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[4]	All or a portion of these securities were on loan as of June 30, 2023.

[5]	Securities for which market quotations are not readily available represent 0.0% and 0.0% of net assets for Royce Micro-Cap Fund and Royce Small-Cap Opportunity Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Royce International Premier Fund are categorized by the country of their headquarters.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2023, market value.

50 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	June 30, 2023 (unaudited)

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$61,570,750	$25,779,180	$739,813,924	$301,792,999
Affiliated Companies	-	-	21,162,870	-
Repurchase agreements (at cost and value)	109,350	369,640	54,342,275	8,138,336
Foreign currency[2]	-	645	437,730	5,898
Receivable for investments sold	891,390	208,495	-	219,396
Receivable for capital shares sold	55,632	1,021	2,454,913	147,697
Receivable for dividends and interest	74,100	55,010	3,601,824	47,352
Receivable for securities lending income	-	-	-	385
Prepaid expenses and other assets	1,602	806	25,801	8,971
Total Assets	62,702,824	26,414,797	821,839,337	310,361,034
LIABILITIES:
Payable for collateral on loaned securities	-	-	-	3,649,742
Payable for investments purchased	-	-	4,795,055	799,517
Payable for capital shares redeemed	31,077	956	378,539	171,729
Payable for investment advisory fees	42,819	21,504	620,351	246,000
Payable for trustees’ fees	2,581	1,199	35,995	12,642
Accrued expenses	120,630	97,243	752,902	300,185
Deferred capital gains tax	-	19,285	-	-
Total Liabilities	197,107	140,187	6,582,842	5,179,815
Net Assets	$62,505,717	$26,274,610	$815,256,495	$305,181,219
ANALYSIS OF NET ASSETS:
Paid-in capital	$21,580,929	$15,497,767	$895,330,025	$224,009,144
Total distributable earnings (loss)	40,924,788	10,776,843	(80,073,530)	81,172,075
Net Assets	$62,505,717	$26,274,610	$815,256,495	$305,181,219
Investment Class	$45,340,367		$308,603,728	$160,282,343
Service Class	17,165,350	$18,612,684	36,790,329	134,437,696
Consultant Class				10,461,180
Institutional Class		7,661,926	469,862,438
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	7,425,369		23,554,838	14,831,054
Service Class	2,697,165	1,911,067	2,342,530	12,831,733
Consultant Class				1,319,972
Institutional Class		600,920	35,840,658
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$6.11		$13.10	$10.81
Service Class[3]	6.36	$ 9.74	15.71	10.48
Consultant Class[4]				7.93
Institutional Class[5]		12.75	13.11
Investments at identified cost - Non-Affiliated Companies	$26,387,017	$15,931,862	$770,178,190	$235,735,427
Investments at identified cost - Affiliated Companies	-	-	28,500,493	-
Market value of loaned securities[6]	-	-	-	6,404,428

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.

[2]	The cost of foreign currency is $645 for Royce Global Financial Services Fund, $436,683 for Royce International Premier Fund and $5,897 for Royce Micro-Cap Fund.

[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.

[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

[5]	Offering and redemption price per share.

[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 51

Statements of Assets and Liabilities

	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Opportunity Fund	Royce Small-Cap Special Equity Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$1,692,614,244	$1,322,150,939	$1,237,352,253	$597,211,734
Affiliated Companies	-	-	10,330,731	55,903,390
Repurchase agreements (at cost and value)	46,919,590	60,565,786	47,606,205	153,727,643
Foreign currency[2]	93,196	-	-	-
Receivable for investments sold	12,839,842	-	3,303,821	-
Receivable for capital shares sold	1,039,085	1,740,444	1,884,319	734,928
Receivable for dividends and interest	894,887	1,177,537	491,884	688,131
Receivable for securities lending income	1,234	-	9,355	-
Prepaid expenses and other assets	1,801,837	37,940	40,266	23,287
Total Assets	1,756,203,915	1,385,672,646	1,301,018,834	808,289,113
LIABILITIES:
Payable for collateral on loaned securities	2,396,835	-	2,926,187	-
Payable to custodian for cash and foreign currency overdrawn	-	-	190	-
Payable for investments purchased	7,879,068	-	2,821,491	1,794,703
Payable for capital shares redeemed	1,806,504	1,168,527	847,420	391,549
Payable for investment advisory fees	1,057,114	1,098,717	1,022,743	649,972
Payable for trustees’ fees	69,358	56,786	55,231	33,991
Accrued expenses	998,289	739,504	1,006,745	536,315
Total Liabilities	14,207,168	3,063,534	8,680,007	3,406,530
Net Assets	$1,741,996,747	$1,382,609,112	$1,292,338,827	$804,882,583
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,167,427,249	$748,023,686	$1,031,814,939	$606,406,727
Total distributable earnings (loss)	574,569,498	634,585,426	260,523,888	198,475,856
Net Assets	$1,741,996,747	$1,382,609,112	$1,292,338,827	$804,882,583
Investment Class	$1,301,416,173	$1,104,883,664	$920,126,700	$621,183,987
Service Class	68,865,647	34,527,541	72,411,702	35,637,529
Consultant Class	190,962,983	11,982,909	12,978,638	15,840,909
Institutional Class	180,751,944	231,214,998	243,599,707	132,220,158
R Class			43,222,080
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	148,304,850	96,048,630	61,496,928	36,186,512
Service Class	7,903,667	3,108,715	5,308,930	2,079,379
Consultant Class	28,279,118	1,374,057	1,116,227	1,019,607
Institutional Class	20,517,989	19,776,258	15,835,517	7,771,382
R Class			3,301,863
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$8.78	$11.50	$14.96	$17.17
Service Class[3]	8.71	11.11	13.64	17.14
Consultant Class[4]	6.75	8.72	11.63	15.54
Institutional Class[5]	8.81	11.69	15.38	17.01
R Class[5]			13.09
Investments at identified cost - Non-Affiliated Companies	$1,162,608,753	$741,568,206	$988,595,933	$442,502,554
Investments at identified cost - Affiliated Companies	-	-	11,084,816	42,973,432
Market value of loaned securities[6]	13,409,171	-	23,671,494	-

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.

[2]	The cost of foreign currency is $93,189 for Royce Pennsylvania Mutual Fund.

[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

[5]	Offering and redemption price per share.

[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

52 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

	Royce Small-Cap Total Return Fund	Royce Small-Cap Value Fund	Royce Smaller- Companies Growth Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$912,624,431	$108,341,260	$203,286,629
Affiliated Companies	26,092,237	-	-
Repurchase agreements (at cost and value)	29,214,667	2,237,036	4,605,858
Foreign currency[2]	105,798	-	245,518
Receivable for investments sold	3,819,355	156,497	242,128
Receivable for capital shares sold	398,822	7,441	32,938
Receivable for dividends and interest	1,126,798	39,114	384
Receivable for securities lending income	220	-	17,183
Prepaid expenses and other assets	29,199	3,112	5,603
Total Assets	973,411,527	110,784,460	208,436,241
LIABILITIES:
Payable for collateral on loaned securities	2,560,374	-	14,418,841
Payable for investments purchased	1,275,181	69,906	245,518
Payable for capital shares redeemed	938,044	23,247	57,087
Payable for investment advisory fees	781,237	88,910	156,592
Payable for trustees’ fees	43,746	4,709	8,318
Accrued expenses	771,720	166,439	209,932
Total Liabilities	6,370,302	353,211	15,096,288
Net Assets	$967,041,225	$110,431,249	$193,339,953
ANALYSIS OF NET ASSETS:
Paid-in capital	$806,450,819	$83,101,564	$169,323,333
Total distributable earnings (loss)	160,590,406	27,329,685	24,016,620
Net Assets	$967,041,225	$110,431,249	$193,339,953
Investment Class	$613,314,443	$34,780,177	$69,085,787
Service Class	58,017,042	75,651,072	119,163,782
Consultant Class	84,986,396
Institutional Class	189,779,350		5,090,384
R Class	20,943,994
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	86,277,743	3,616,953	10,532,293
Service Class	7,868,290	7,920,447	18,855,791
Consultant Class	11,380,123
Institutional Class	27,234,814		763,982
R Class	2,791,815
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$7.11	$9.62	$6.56
Service Class[3]	7.37	9.55	6.32
Consultant Class[4]	7.47
Institutional Class[5]	6.97		6.66
R Class[5]	7.50
Investments at identified cost - Non-Affiliated Companies	$774,094,461	$85,436,296	$155,690,642
Investments at identified cost - Affiliated Companies	24,354,708	-	-
Market value of loaned securities[6]	2,546,807	-	17,426,692

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.

[2]	The cost of foreign currency is $105,790 for Royce Small-Cap Total Return Fund and $245,741 for Royce Smaller-Companies Growth Fund.

[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

[5]	Offering and redemption price per share.

[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 53

Statements of Operations

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$722,702	$330,860	$11,811,563	$1,101,830
Affiliated Companies	-	-	428,871	-
Foreign withholding tax	(21,448)	(19,526)	(1,207,223)	(12,611)
Interest	11,322	2,102	651,188	96,096
Securities lending	-	-	-	10,970
Total income	712,576	313,436	11,684,399	1,196,285
EXPENSES:
Investment advisory fees	256,083	132,562	3,924,901	1,474,759
Distribution fees	24,419	23,770	59,499	215,559
Shareholder servicing	53,536	19,713	311,887	192,924
Registration	31,983	15,509	41,686	22,856
Administrative and office facilities	24,141	16,429	214,216	85,041
Audit	17,292	17,499	24,643	17,920
Custody	15,219	16,512	159,779	19,875
Trustees’ fees	5,057	2,327	67,377	25,380
Shareholder reports	4,364	1,738	56,508	24,560
Legal	1,052	490	13,979	5,360
Other expenses	4,136	1,955	35,276	12,592
Total expenses	437,282	248,504	4,909,751	2,096,826
Compensating balance credits	(605)	(301)	(26,740)	(4,866)
Fees waived by investment adviser and distributor	-	(3,803)	(357,068)	-
Expenses reimbursed by investment adviser	(83,928)	(46,883)	(174,892)	(42,062)
Net expenses	352,749	197,517	4,351,051	2,049,898
Net investment income (loss)	359,827	115,919	7,333,348	(853,613)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	5,717,622	1,740,340	(18,575,681)	16,491,999
Foreign currency transactions	1,456	(3,861)	(45,643)	(67)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	842,402	(905,775)	50,189,195	10,951,098
Investments in Affiliated Companies	-	-	(6,366,094)	-
Other assets and liabilities denominated in foreign currency	740	(19,304)	69,200	(10)
Net realized and unrealized gain (loss) on investments and foreign currency	6,562,220	811,400	25,270,977	27,443,020
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$6,922,047	$927,319	$32,604,325	$26,589,407

54 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2023 (unaudited)

	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Opportunity Fund	Royce Small-Cap Special Equity Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$9,687,258	$8,042,628	$7,034,155	$6,562,947
Affiliated Companies	-	-	134,428	1,521,913
Foreign withholding tax	(191,244)	(195,809)	(1,089)	-
Interest	176,848	695,836	413,052	1,514,165
Securities lending	18,243	-	113,004	-
Total income	9,691,105	8,542,655	7,693,550	9,599,025
EXPENSES:
Investment advisory fees	6,241,708	6,576,534	6,311,190	3,877,614
Distribution fees	1,002,453	104,576	247,927	120,940
Shareholder servicing	593,927	502,935	688,769	383,219
Registration	38,921	35,365	44,644	32,875
Administrative and office facilities	415,581	338,436	344,713	207,989
Audit	25,339	21,628	25,163	20,422
Custody	79,697	50,339	70,091	32,861
Trustees’ fees	137,941	111,446	110,630	66,356
Shareholder reports	93,273	67,977	70,634	40,191
Legal	28,793	23,295	23,250	13,998
Other expenses	64,130	52,554	54,056	32,598
Total expenses	8,721,763	7,885,085	7,991,067	4,829,063
Compensating balance credits	(20,908)	(7,452)	(10,663)	(7,236)
Fees waived by distributor	(3,122)	-	-	-
Expenses reimbursed by investment adviser	(15,714)	(21,093)	(21,474)	(19,864)
Net expenses	8,682,019	7,856,540	7,958,930	4,801,963
Net investment income (loss)	1,009,086	686,115	(265,380)	4,797,062
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	56,016,322	44,953,706	22,242,343	17,131,359
Investments in Affiliated Companies	-	-	2,820,119	(3,708,198)
Foreign currency transactions	(17,428)	646	(2,996)	-
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	178,303,044	131,541,371	126,465,717	18,161,169
Investments in Affiliated Companies	-	-	4,578,031	21,891,031
Other assets and liabilities denominated in foreign currency	91	-	(58)	-
Net realized and unrealized gain (loss) on investments and foreign currency	234,302,029	176,495,723	156,103,156	53,475,361
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$235,311,115	$177,181,838	$155,837,776	$58,272,423

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 55

Statements of Operations	Six Months Ended June 30, 2023 (unaudited)

	Royce Small-Cap Total Return Fund	Royce Small-Cap Value Fund	Royce Smaller- Companies Growth Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$9,069,162	$1,274,273	$295,230
Affiliated Companies	287,827	-	-
Foreign withholding tax	(120,675)	-	(6,185)
Interest	321,367	35,377	64,216
Securities lending	5,042	867	64,357
Total income	9,562,723	1,310,517	417,618
EXPENSES:
Investment advisory fees	4,732,525	559,092	926,341
Distribution fees	545,937	108,005	154,037
Shareholder servicing	423,549	92,946	125,226
Registration	39,677	30,493	33,005
Administrative and office facilities	262,226	37,383	56,962
Audit	24,185	15,829	16,079
Custody	70,307	15,045	14,117
Trustees’ fees	83,288	9,584	15,838
Shareholder reports	65,554	7,841	14,216
Legal	17,403	2,025	3,160
Other expenses	43,908	5,757	9,168
Total expenses	6,308,559	884,000	1,368,149
Compensating balance credits	(7,958)	(1,337)	(2,396)
Expenses reimbursed by investment adviser	(24,898)	(62,029)	(64,435)
Net expenses	6,275,703	820,634	1,301,318
Net investment income (loss)	3,287,020	489,883	(883,700)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	18,011,902	3,532,563	(488,763)
Investments in Affiliated Companies	(679,078)	-	-
Foreign currency transactions	4,924	-	(4,070)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	57,552,272	4,759,866	27,636,955
Investments in Affiliated Companies	2,915,315	-	-
Other assets and liabilities denominated in foreign currency	(12,530)	-	(19)
Net realized and unrealized gain (loss) on investments and foreign currency	77,792,805	8,292,429	27,144,103
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$81,079,825	$8,782,312	$26,260,403

56 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$359,827	$449,227	$115,919	$214,633	$7,333,348	$8,874,179
Net realized gain (loss) on investments and
foreign currency	5,719,078	350,360	1,736,479	(324,504)	(18,621,324)	(31,109,554)
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	843,142	(11,012,658)	(925,079)	(7,294,143)	43,892,301	(312,277,825)
Net increase (decrease) in net assets from
investment operations	6,922,047	(10,213,071)	927,319	(7,404,014)	32,604,325	(334,513,200)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(298,371)	(459,825)			-	(9,009,895)
Service Class	(79,187)	(84,861)	-	(399,279)	-	(1,026,583)
Consultant Class	-	(3,174)			-	(126,023)
Institutional Class	(248)	(4,561)	-	(136,659)	-	(17,241,958)
Total distributions	(377,806)	(552,421)	-	(535,938)	-	(27,404,459)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(2,704,771)	(3,483,571)			50,341,933	(96,556,648)
Service Class	1,443,002	(2,803,992)	(1,490,849)	(3,264,882)	2,195,401	(9,925,065)
Consultant Class	(1,669,602)	467,815			(5,029,442)	(1,238,324)
Institutional Class	(135,683)	(686,375)	(96,269)	(144,030)	(4,758,451)	(43,429,085)
Shareholder redemption fees
Investment Class	211	73			194	24,429
Service Class	-	-	30	3	2,955	77
Net increase (decrease) in net assets from capital
share transactions	(3,066,843)	(6,506,050)	(1,587,088)	(3,408,909)	42,752,590	(151,124,616)
Net Increase (Decrease) In Net Assets	3,477,398	(17,271,542)	(659,769)	(11,348,861)	75,356,915	(513,042,275)
NET ASSETS:
Beginning of period	59,028,319	76,299,861	26,934,379	38,283,240	739,899,580	1,252,941,855
End of period	$62,505,717	$59,028,319	$26,274,610	$26,934,379	$815,256,495	$739,899,580

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 57

Statements of Changes in Net Assets

	Royce Micro-Cap Fund		Royce Pennsylvania Mutual Fund		Royce Premier Fund
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$(853,613)	$(2,107,683)	$1,009,086	$3,079,768	$686,115	$(416,685)
Net realized gain (loss) on investments and
foreign currency	16,491,932	1,594,469	55,998,894	25,462,152	44,954,352	93,957,652
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	10,951,088	(93,507,037)	178,303,135	(394,795,614)	131,541,371	(357,293,399)
Net increase (decrease) in net assets from
investment operations	26,589,407	(94,020,251)	235,311,115	(366,253,694)	177,181,838	(263,752,432)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	-	(7,366,380)	-	(59,541,547)	-	(84,853,039)
Service Class	-	(6,478,764)	-	(2,986,880)	-	(2,108,066)
Consultant Class	-	(509,147)	-	(8,814,162)	-	(947,447)
Institutional Class			-	(6,715,538)	-	(17,404,485)
R Class			-	(345,932)	-	(509,268)
Total distributions	-	(14,354,291)	-	(78,404,059)	-	(105,822,305)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(3,436,429)	(5,409,081)	(69,387,387)	(82,899,142)	(38,667,036)	(102,448,486)
Service Class	(9,642,157)	(14,429,642)	1,797,057	(8,699,031)	5,687,665	(3,824,328)
Consultant Class	(757,979)	(1,259,829)	(10,264,858)	(21,132,136)	(790,664)	(1,226,087)
Institutional Class			25,333,874	(24,377,993)	(5,356,989)	(7,385,423)
R Class			(7,470,321)	(377,644)	(6,605,757)	(158,880)
Shareholder redemption fees
Investment Class	-	2,824	279	532	37	646
Service Class	21	586	25	37	-	245
Net increase (decrease) in net assets from capital
share transactions	(13,836,544)	(21,095,142)	(59,991,331)	(137,485,377)	(45,732,744)	(115,042,313)
Net Increase (Decrease) In Net Assets	12,752,863	(129,469,684)	175,319,784	(582,143,130)	131,449,094	(484,617,050)
NET ASSETS:
Beginning of period	292,428,356	421,898,040	1,566,676,963	2,148,820,093	1,251,160,018	1,735,777,068
End of period	$305,181,219	$292,428,356	$1,741,996,747	$1,566,676,963	$1,382,609,112	$1,251,160,018

58 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Small-Cap Opportunity Fund		Royce Small-Cap Special Equity Fund		Royce Small-Cap Total Return Fund
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$(265,380)	$153,538	$4,797,062	$8,460,718	$3,287,020	$9,690,626
Net realized gain (loss) on investments and
foreign currency	25,059,466	473,845	13,423,161	43,215,219	17,337,748	78,077,877
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	131,043,690	(301,654,969)	40,052,200	(119,148,828)	60,455,057	(263,722,163)
Net increase (decrease) in net assets from
investment operations	155,837,776	(301,027,586)	58,272,423	(67,472,891)	81,079,825	(175,953,660)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	-	(45,279,449)	-	(67,152,279)	(3,072,996)	(84,408,846)
Service Class	-	(3,382,755)	-	(3,804,020)	(200,209)	(7,882,450)
Consultant Class	-	(558,361)	-	(1,537,324)	-	(10,861,139)
Institutional Class	-	(10,695,245)	-	(13,788,855)	(970,928)	(25,579,974)
R Class	-	(1,917,058)			(28,503)	(2,507,527)
Total distributions	-	(61,832,868)	-	(86,282,478)	(4,272,636)	(131,239,936)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(103,702,162)	(151,490,562)	(11,361,908)	(52,903,109)	(27,086,191)	(227,485,345)
Service Class	(4,473,561)	(20,199,622)	(1,672,208)	(14,674,150)	(5,333,710)	(3,697,202)
Consultant Class	159,963	(322,670)	(425,301)	(6,601,167)	(6,229,132)	(1,904,964)
Institutional Class	370,480	(18,386,325)	6,503,030	(95,455,503)	(6,632,748)	(38,430,721)
R Class	(747,540)	(1,746,516)			(888,803)	(893,138)
Shareholder redemption fees
Investment Class	8,002	30,160	1,058	844	646	724
Service Class	992	2,437	10	214	-	24
Net increase (decrease) in net assets from capital
share transactions	(108,383,826)	(192,113,098)	(6,955,319)	(169,632,871)	(46,169,938)	(272,410,622)
Net Increase (Decrease) In Net Assets	47,453,950	(554,973,552)	51,317,104	(323,388,240)	30,637,251	(579,604,218)
NET ASSETS:
Beginning of period	1,244,884,877	1,799,858,429	753,565,479	1,076,953,719	936,403,974	1,516,008,192
End of period	$1,292,338,827	$1,244,884,877	$804,882,583	$753,565,479	$967,041,225	$936,403,974

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 59

Statements of Changes in Net Assets

	Royce Small-Cap Value Fund		Royce Smaller-Companies Growth Fund
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$489,883	$615,800	$(883,700)	$(2,357,212)
Net realized gain (loss) on investments and foreign currency	3,532,563	3,877,777	(492,833)	(20,942,461)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,759,866	(18,825,234)	27,636,936	(71,120,031)
Net increase (decrease) in net assets from investment operations	8,782,312	(14,331,657)	26,260,403	(94,419,704)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	-	(2,107,308)	-	(2,603,831)
Service Class	-	(3,950,446)	-	(4,447,234)
Consultant Class	-	(175,045)	-	(183,821)
Institutional Class			-	(182,340)
R Class	-	(317,866)
Total distributions	-	(6,550,665)	-	(7,417,226)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(3,572,387)	(2,457,198)	(1,362,521)	(8,834,564)
Service Class	987,723	(1,118,738)	(2,450,802)	(12,386,941)
Consultant Class	(3,079,281)	(1,230,672)	(4,414,617)	(776,959)
Institutional Class			18,389	(572,961)
R Class	(5,632,125)	(1,190,060)
Shareholder redemption fees
Investment Class	503	382	-	323
Service Class	368	1	2,570	426
Net increase (decrease) in net assets from capital share transactions	(11,295,199)	(5,996,285)	(8,206,981)	(22,570,676)
Net Increase (Decrease) In Net Assets	(2,512,887)	(26,878,607)	18,053,422	(124,407,606)
NET ASSETS:
Beginning of period	112,944,136	139,822,743	175,286,531	299,694,137
End of period	$110,431,249	$112,944,136	$193,339,953	$175,286,531

60 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

							Distributions					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset			Net Realized and		Distributions	from Net					Prior to Fee	Prior to Fee	Net of Fee	Investment
	Value,			Unrealized Gain (Loss)	Total from	from Net	Realized Gain on				Net Assets,	Waivers, Expense	Waivers and	Waivers and	Income (Loss) to	Portfolio
	Beginning	Net Investment		on Investments and	Investment	Investment	Investments and	Total	Net Asset Value,		End of Period	Reimbursements and	Expense	Expense	Average Net	Turnover
	of Period	Income (Loss)		Foreign Currency	Operations	Income	Foreign Currency	Distributions	End of Period	Total Return	(in thousands)	Balance Credits	Reimbursements	Reimbursements	Assets	Rate
Royce Dividend Value Fund–Investment Class
2023†	$5.48	$0.04		$0.63	$0.67	$(0.04)	$–	$(0.04)	$6.11	12.25%[1]	$45,341	1.27%[2]	1.27%[2]	1.09%[2]	1.27%[2]	13%
2022	6.40	0.04		(0.90)	(0.86)	(0.05)	(0.01)	(0.06)	5.48	(13.45)	43,264	1.27	1.27	1.09	0.80	3
2021	6.11	0.05		1.17	1.22	(0.06)	(0.87)	(0.93)	6.40	20.47	54,466	1.21	1.21	1.09	0.76	0
2020	6.21	0.07		0.20	0.27	(0.11)	(0.26)	(0.37)	6.11	4.57	53,421	1.26	1.26	1.09	1.27	4
2019	5.56	0.09		1.58	1.67	(0.10)	(0.92)	(1.02)	6.21	30.34	76,273	1.21	1.20	1.09	1.37	8
2018	7.56	0.10		(1.27)	(1.17)	(0.10)	(0.73)	(0.83)	5.56	(16.06)	88,036	1.13	1.13	1.04	1.29	13
Royce Dividend Value Fund–Service Class
2023†	$5.71	$0.03		$0.65	$0.68	$(0.03)	$–	$(0.03)	$6.36	11.92%[1]	$17,165	1.63%[2]	1.63%[2]	1.34%[2]	1.07%[2]	13%
2022	6.65	0.03		(0.94)	(0.91)	(0.02)	(0.01)	(0.03)	5.71	(13.62)	14,005	1.62	1.62	1.34	0.55	3
2021	6.34	0.04		1.21	1.25	(0.04)	(0.90)	(0.94)	6.65	20.11	19,518	1.54	1.54	1.34	0.51	0
2020	6.42	0.06		0.21	0.27	(0.08)	(0.27)	(0.35)	6.34	4.47	19,687	1.60	1.60	1.34	1.02	4
2019	5.73	0.08		1.61	1.69	(0.06)	(0.94)	(1.00)	6.42	29.78	25,256	1.53	1.52	1.34	1.14	8
2018	7.76	0.07		(1.29)	(1.22)	(0.06)	(0.75)	(0.81)	5.73	(16.24)	28,120	1.43	1.43	1.34	1.01	13
Royce Global Financial Services Fund–Service Class
2023†	$9.41	$0.04		$0.29	$0.33	$–	$–	$–	$9.74	3.51%[1]	$18,613	1.95%[2]	1.95%[2]	1.49%[2]	0.87%[2]	9%
2022	12.06	0.07		(2.52)	(2.45)	(0.08)	(0.12)	(0.20)	9.41	(20.32)	19,443	1.90	1.90	1.49	0.71	10
2021	10.66	0.23	[3]	1.91	2.14	(0.39)	(0.35)	(0.74)	12.06	20.27	28,574	1.78	1.78	1.49	1.84 [3]	5
2020	9.91	0.07		1.42	1.49	(0.04)	(0.70)	(0.74)	10.66	15.25	25,919	1.88	1.88	1.49	0.80	4
2019	8.18	0.10		1.87	1.97	(0.15)	(0.09)	(0.24)	9.91	24.17	30,202	1.82	1.81	1.49	0.86	5
2018	10.57	0.07		(1.45)	(1.38)	(0.09)	(0.92)	(1.01)	8.18	(13.41)	32,113	1.68	1.68	1.49	0.61	8
Royce Global Financial Services Fund–Institutional Class
2023†	$12.32	$0.06		$0.37	$0.43	$–	$–	$–	$12.75	3.49%[1]	$7,662	1.69%[2]	1.69%[2]	1.49%[2]	0.89%[2]	9%
2022	15.76	0.10		(3.31)	(3.21)	(0.08)	(0.15)	(0.23)	12.32	(20.35)	7,491	1.64	1.64	1.49	0.72	10
2021	13.81	0.32	[3]	2.47	2.79	(0.39)	(0.45)	(0.84)	15.76	20.35	9,709	1.51	1.51	1.49	1.98 [3]	5
2020	12.83	0.10		1.82	1.92	(0.04)	(0.90)	(0.94)	13.81	15.18	7,746	1.67	1.67	1.49	0.81	4
2019	10.55	0.14		2.42	2.56	(0.16)	(0.12)	(0.28)	12.83	24.35	6,738	1.60	1.60	1.33	1.04	5
2018	13.58	0.15		(1.85)	(1.70)	(0.14)	(1.19)	(1.33)	10.55	(12.87)	6,951	1.43	1.43	1.04	1.06	8
Royce International Premier Fund–Investment Class
2023†	$12.54	$0.12		$0.44	$0.56	$–	$–	$–	$13.10	4.47%[1]	$308,604	1.26%[2]	1.26%[2]	1.17%[2]	1.84%[2]	18%
2022	17.81	0.13		(4.94)	(4.81)	(0.13)	(0.33)	(0.46)	12.54	(26.96)	248,170	1.26	1.26	1.17	0.95	31
2021	17.64	0.06		0.99	1.05	(0.07)	(0 81)	(0.88)	17.81	6.06	480,550	1.23	1.23	1.16	0.33	32
2020	15.25	0.04		2.40	2.44	(0.05)	–	(0.05)	17.64	15.99	486,378	1.26	1.26	1.19	0.30	21
2019	11.39	0.11		3.82	3.93	(0.07)	–	(0.07)	15.25	34.49	360,623	1.26	1.26	1.18	0.74	40
2018	13 07	0.09		(1.72)	(1.63)	(0.05)	–	(0.05)	11.39	(12.45)	285,065	1.27	1.26	1.16	1.00	65

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 61

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

						Distributions					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset		Net Realized and		Distributions	from Net					Prior to Fee	Prior to Fee	Net of Fee	Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Realized Gain on				Net Assets,	Waivers, Expense	Waivers and	Waivers and	Income (Loss) to	Portfolio
	Beginning	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Net Asset Value,		End of Period	Reimbursements and	Expense	Expense	Average Net	Turnover
	of Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	End of Period	Total Return	(in thousands)	Balance Credits	Reimbursements	Reimbursements	Assets	Rate
Royce International Premier Fund–Service Class
2023†	$15.04	$0.12	$0.55	$0.67	$–	$–	$–	$15.71	4.45%[1]	$36,790	1.59%[2]	1.59%[2]	1.44%[2]	1.58%[2]	18%
2022	21.33	0.11	(5.92)	(5.81)	(0.08)	(0.40)	(0.48)	15.04	(27.21)	33,163	1.59	1.59	1.44	0.63	31
2021	21.10	0.01	1.18	1.19	–	(0.96)	(0.96)	21.33	5.78	59,258	1.54	1.54	1.44	0.05	32
2020	18.24	0.01	2.85	2.86	–	–	–	21.10	15.68	69,153	1.57	1.57	1.44	0.04	21
2019	13.61	0.10	4.57	4.67	(0.04)	–	(0.04)	18.24	34.29	71,350	1.58	1.58	1.41	0.63	40
2018	15.60	0.11	(2.10)	(1.99)	–	–	–	13.61	(12.76)	36,303	1.59	1.59	1.44	0.71	65
Royce International Premier Fund–Institutional Class [a]
2023†	$12.53	$0.13	$0.45	$0.58	$–	$–	$–	$13.11	4.63%[1]	$469,862	1.20%[2]	1.19%[2]	1.04%[2]	1.92%[2]	18%
2022	17.82	0.14	(4.95)	(4.81)	(0.15)	(0.33)	(0.48)	12.53	(26.92)	453,793	1.20	1.19	1.04	1.03	31
2021	17.64	0.08	0.99	1.07	(0.09)	(0.80)	(0.89)	17.82	6.23	704,714	1.16	1.16	1.04	0.44	32
2020	15.25	0.06	2.39	2.45	(0.06)	–	(0.06)	17.64	16.12	567,878	1.20	1.20	1.04	0.44	21
2019	11.39	(0.03)	3.98	3.95	(0.09)	–	(0.09)	15.25	34.68	366,870	1.19	1.19	1.04	0.57	40
2018	12.98	(0.00)	(1.53)	(1.53)	(0.06)	–	(0.06)	11.39	(11.78)[1]	32,340	1.34 [2]	1.34 [2]	1.04 [2]	0.84 [2]	65
Royce Micro-Cap Fund–Investment Class
2023†	$9.88	$(0.02)	$0.95	$0.93	$–	$–	$–	$10.81	9.41%[1]	$160,282	1.25%[2]	1.24%[2]	1.24%[2]	(0.43)%[2]	9%
2022	13.41	(0.05)	(2.98)	(3.03)	–	(0.50)	(0.50)	9.88	(22.55)	149,934	1.25	1.24	1.24	(0.50)	13
2021	12.74	(0.07)	3.84	3.77	–	(3.10)	(3.10)	13.41	31.02	209,032	1.20	1.20	1.20	(0.43)	26
2020	11.02	(0.05)	2.71	2.66	–	(0.94)	(0.94)	12.74	24.50	174,339	1.29	1.29	1.24	(0.46)	25
2019	9.35	(0.05)	2.02	1.97	–	(0.30)	(0.30)	11.02	21.16	158,112	1.51	1.50	1.36	(0.46)	21
2018	11.64	(0.05)	(0.94)	(0.99)	–	(1.30)	(1.30)	9.35	(8.94)	117,040	1.50	1.50	1.49	(0.43)	24
Royce Micro-Cap Fund–Service Class
2023†	$9.59	$(0.03)	$0.92	$0.89	$–	$–	$–	$10.48	9.28%[1]	$134,438	1.55%[2]	1.55%[2]	1.49%[2]	(0.68)%[2]	9%
2022	13.05	(0.08)	(2.89)	(2.97)	–	(0.49)	(0.49)	9.59	(22.76)	132,133	1.54	1.54	1.49	(0.75)	13
2021	12.45	(0.11)	3.74	3.63	–	(3.03)	(3.03)	13.05	30.64	197,089	1.51	1.51	1.49	(0.73)	26
2020	10.79	(0.07)	2.65	2.58	–	(0.92)	(0.92)	12.45	24.26	168,285	1.60	1.60	1.49	(0.71)	25
2019	9.15	(0.01)	1.94	1.93	–	(0.29)	(0.29)	10.79	21.22	164,956	1.51	1.51	1.50	(0.09)	21
2018	11.41	(0.07)	(0.91)	(0.98)	–	(1.28)	(1.28)	9.15	(9.09)	8,053	1.90	1.89	1.61	(0.56)	24
Royce Micro-Cap Fund–Consultant Class
2023†	$7.29	$(0.06)	$0.70	$0.64	$–	$–	$–	$7.93	8.78%[1]	$10,461	2.41%[2]	2.41%[2]	2.35%[2]	(1.54)%[2]	9%
2022	10.00	(0.13)	(2.21)	(2.34)	–	(0.37)	(0.37)	7.29	(23.37)	10,361	2.37	2.37	2.37	(1.63)	13
2021	9.62	(0.18)	2.89	2.71	–	(2.33)	(2.33)	10.00	29.56	15,777	2.30	2.30	2.30	(1.53)	26
2020	8.42	(0.13)	2.04	1.91	–	(0.71)	(0.71)	9.62	23.04	14,025	2.41	2.41	2.41	(1.63)	25
2019	7.23	(0.13)	1.55	1.42	–	(0.23)	(0.23)	8.42	19.72	14,204	2.59	2.59	2.58	(1.69)	21
2018	9.10	(0.14)	(0.72)	(0.86)	–	(1.01)	(1.01)	7.23	(9.93)	16,680	2.56	2.56	2.56	(1.50)	24

62 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

						Distributions					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset		Net Realized and		Distributions	from Net					Prior to Fee	Prior to Fee	Net of Fee	Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Realized Gain on				Net Assets,	Waivers, Expense	Waivers and	Waivers and	Income (Loss) to	Portfolio
	Beginning	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Net Asset Value,		End of Period	Reimbursements and	Expense	Expense	Average Net	Turnover
	of Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	End of Period	Total Return	(in thousands)	Balance Credits	Reimbursements	Reimbursements	Assets	Rate
Royce Pennsylvania Mutual Fund–Investment Class
2023†	$7.61	$0.01	$1.16	$1.17	$–	$–	$–	$8.78	15.37%[1]	$1,301,416	0.94%[2]	0.94%[2]	0.94%[2]	0.24%[2]	17%
2022	9.65	0.03	(1.68)	(1.65)	(0.00)	(0.39)	(0.39)	7.61	(17.06)	1,191,941	0.94	0.94	0.94	0.31	45
2021	10.24	0.02	2.11	2.13	(0.01)	(2.71)	(2.72)	9.65	22.05	1,605,587	0.91	0.91	0.91	0.15	60
2020	9.44	0.03	1.29	1.32	(0.06)	(0.46)	(0.52)	10.24	14.08	1,426,472	0.95	0.95	0.95	0.37	32
2019	7.75	0.04	2.01	2.05	(0.02)	(0.34)	(0.36)	9.44	26.56	1,429,042	0.95	0.94	0.94	0.39	30
2018	10.52	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.75	(9.66)	1,203,967	0.92	0.92	0.92	0.33	35
Royce Pennsylvania Mutual Fund–Service Class
2023†	$7.56	$(0.00)	$1.15	$1.15	$–	$–	$–	$8.71	15.21%[1]	$68,866	1.30%[2]	1.29%[2]	1.25%[2]	(0.06)%[2]	17%
2022	9.62	(0.00)	(1.67)	(1.67)	–	(0.39)	(0.39)	7.56	(17.41)	58,043	1.30	1.30	1.25	(0.01)	45
2021	10.23	(0.02)	2.11	2.09	–	(2.70)	(2.70)	9.62	21.64	84,060	1.27	1.27	1.27	(0.22)	60
2020	9.42	0.02	1.28	1.30	(0.03)	(0.46)	(0.49)	10.23	13.88	78,789	1.25	1.24	1.13	0.23	32
2019	7.77	(0.00)	2.00	2.00	(0.01)	(0.34)	(0.35)	9.42	25.75	142,864	1.31	1.30	1.30	(0.01)	30
2018	10.56	(0.01)	(0.96)	(0.97)	–	(1.82)	(1.82)	7.77	(9.96)	32,191	1.30	1.30	1.30	(0.07)	35
Royce Pennsylvania Mutual Fund–Consultant Class
2023†	$5.88	$(0.02)	$0.89	$0.87	$–	$–	$–	$6.75	14.80%[1]	$190,963	1.95%[2]	1.95%[2]	1.95%[2]	(0.77)%[2]	17%
2022	7.53	(0.04)	(1.31)	(1.35)	–	(0.30)	(0.30)	5.88	(17.94)	175,956	1.94	1.94	1.94	(0.70)	45
2021	8.07	(0.08)	1.66	1.58	–	(2.12)	(2.12)	7.53	20.78	249,816	1.92	1.92	1.92	(0.86)	60
2020	7.47	(0.04)	1.00	0.96	–	(0.36)	(0.36)	8.07	12.94	238,595	1.96	1.96	1.96	(0.64)	32
2019	6.18	(0.04)	1.60	1.56	–	(0.27)	(0.27)	7.47	25.25	262,007	1.96	1.95	1.95	(0.62)	30
2018	8.46	(0.06)	(0.77)	(0.83)	–	(1.45)	(1.45)	6.18	(10.56)	249,004	1.93	1.93	1.93	(0.69)	35
Royce Pennsylvania Mutual Fund–Institutional Class
2023†	$7.63	$0.01	$1.17	$1.18	$–	$–	$–	$8.81	15.47%[1]	$180,752	0.90%[2]	0.90%[2]	0.90%[2]	0.30%[2]	17%
2022	9.68	0.03	(1.68)	(1.65)	(0.01)	(0.39)	(0.40)	7.63	(17.07)	133,606	0.90	0.90	0.90	0.33	45
2021	10.27	0.03	2.12	2.15	(0.01)	(2.73)	(2.74)	9.68	22.10	199,842	0.86	0.86	0.86	0.21	60
2020	9.47	0.04	1.28	1.32	(0.06)	(0.46)	(0.52)	10.27	14.10	163,944	0.89	0.89	0.89	0.42	32
2019	7.78	0.04	2.02	2.06	(0.03)	(0.34)	(0.37)	9.47	26.53	106,564	0.89	0.89	0.89	0.45	30
2018	10.55	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.78	(9.56)	83,908	0.88	0.88	0.88	0.40	35
Royce Premier Fund–Investment Class
2023†	$10.06	$0.01	$1.43	$1.44	$–	$–	$–	$11.50	14.31%[1]	$1,104,884	1.19%[2]	1.19%[2]	1.19%[2]	0.11%[2]	5%
2022	12.97	(0.00)	(2.00)	(2.00)	–	(0.91)	(0.91)	10.06	(15.46)	1,001,894	1.18	1.18	1.18	(0.02)	23
2021	13.59	(0.03)	2.16	2.13	(0.01)	(2.74)	(2.75)	12.97	16.36	1,401,347	1.17	1.17	1.17	(0.19)	20
2020	12.88	0.05	1.41	1.46	(0.12)	(0.63)	(0.75)	13.59	11.50	1,414,718	1.21	1.21	1.21	0.41	23
2019	11.62	0.05	3.87	3.92	(0.05)	(2.61)	(2.66)	12.88	34.13	1,505,821	1.20	1.19	1.19	0.32	19
2018	16.60	0.02	(1.60)	(1.58)	(0.01)	(3.39)	(3.40)	11.62	(10.40)	1,398,965	1.17	1.17	1.17	0.11	23

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 63

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

						Distributions					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset		Net Realized and		Distributions	from Net					Prior to Fee	Prior to Fee	Net of Fee	Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Realized Gain on				Net Assets,	Waivers, Expense	Waivers and	Waivers and	Income (Loss) to	Portfolio
	Beginning	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Net Asset Value,		End of Period	Reimbursements and	Expense	Expense	Average Net	Turnover
	of Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	End of Period	Total Return	(in thousands)	Balance Credits	Reimbursements	Reimbursements	Assets	Rate
Royce Premier Fund–Service Class
2023†	$9.72	$(0.01)	$1.40	$1.39	$–	$–	$–	$11.11	14.30%[1]	$34,528	1.59%[2]	1.59%[2]	1.49%[2]	(0.17)%[2]	5%
2022	12.58	(0.04)	(1.95)	(1.99)	–	(0.87)	(0.87)	9.72	(15.79)	24,968	1.59	1.59	1.49	(0.33)	23
2021	13.22	(0.07)	2.09	2.02	–	(2.66)	(2.66)	12.58	15.98	36,488	1.56	1.56	1.49	(0.50)	20
2020	12.54	0.01	1.37	1.38	(0.09)	(0.61)	(0.70)	13.22	11.16	29,588	1.57	1.57	1.49	0.12	23
2019	11.31	(0.01)	3.78	3.77	–	(2.54)	(2.54)	12.54	33.65	29,696	1.57	1.57	1.46	(0.06)	19
2018	16.15	(0.03)	(1.55)	(1.58)	–	(3.26)	(3.26)	11.31	(10.66)	41,738	1.52	1.52	1.48	(0.19)	23
Royce Premier Fund–Consultant Class
2023†	$7.67	$(0.04)	$1.09	$1.05	$–	$–	$–	$8.72	13.69%[1]	$11,983	2.35%[2]	2.35%[2]	2.31%[2]	(1.02)%[2]	5%
2022	10.00	(0.10)	(1.53)	(1.63)	–	(0.70)	(0.70)	7.67	(16.36)	11,265	2.33	2.33	2.33	(1.17)	23
2021	10.60	(0.15)	1.67	1.52	–	(2.12)	(2.12)	10.00	15.01	16,016	2.29	2.29	2.29	(1.30)	20
2020	10.09	(0.07)	1.09	1.02	(0.02)	(0.49)	(0.51)	10.60	10.19	15,686	2.34	2.34	2.34	(0.72)	23
2019	9.17	(0.10)	3.05	2.95	–	(2.03)	(2.03)	10.09	32.55	17,585	2.26	2.26	2.26	(0.91)	19
2018	13.21	(0.12)	(1.27)	(1.39)	–	(2.65)	(2.65)	9.17	(11.41)	21,370	2.21	2.21	2.21	(0.93)	23
Royce Premier Fund–Institutional Class
2023†	$10.22	$0.01	$1.46	$1.47	$–	$–	$–	$11.69	14.38%[1]	$231,215	1.12%[2]	1.12%[2]	1.12%[2]	0.18%[2]	5%
2022	13.16	0.01	(2.03)	(2.02)	–	(0.92)	(0.92)	10.22	(15.37)	206,916	1.11	1.11	1.11	0.05	23
2021	13.80	(0.02)	2.19	2.17	(0.02)	(2.79)	(2.81)	13.16	16.39	273,853	1.09	1.09	1.09	(0.11)	20
2020	13.08	0.05	1.44	1.49	(0.13)	(0.64)	(0.77)	13.80	11.53	266,587	1.15	1.15	1.15	0.44	23
2019	11.79	0.05	3.94	3.99	(0.05)	(2.65)	(2.70)	13.08	34.23	244,343	1.15	1.15	1.15	0.33	19
2018	16.82	0.03	(1.63)	(1.60)	(0.02)	(3.41)	(3.43)	11.79	(10.41)	197,697	1.12	1.12	1.12	0.16	23
Royce Small-Cap Opportunity Fund–Investment Class
2023†	$13.22	$(0.00)	$1.74	$1.74	$–	$–	$–	$14.96	13.16%[1]	$920,127	1.24%[2]	1.24%[2]	1.24%[2]	(0.02)%[2]	17%
2022	16.76	0.00	(2.86)	(2.86)	–	(0.68)	(0.68)	13.22	(17.08)	911,802	1.23	1.23	1.23	0.03	35
2021	15.84	(0.06)	4.75	4.69	–	(3.77)	(3.77)	16.76	30.85	1,332,050	1.21	1.21	1.21	(0.30)	69
2020	12.52	(0.03)	3.35	3.32	–	–	–	15.84	26.52	786,849	1.24	1.23	1.23	(0.28)	53
2019	9.92	(0.06)	2.86	2.80	–	(0.20)	(0.20)	12.52	28.21	609,316	1.23	1.22	1.22	(0.50)	47
2018	13.58	(0.04)	(2.61)	(2.65)	–	(1.01)	(1.01)	9.92	(19.97)	557,003	1.20	1.20	1.20	(0.30)	47
Royce Small-Cap Opportunity Fund–Service Class
2023†	$12.07	$(0.02)	$1.59	$1.57	$–	$–	$–	$13.64	13.01%[1]	$72,412	1.55%[2]	1.55%[2]	1.49%[2]	(0.27)%[2]	17%
2022	15.34	(0.03)	(2.62)	(2.65)	–	(0.62)	(0.62)	12.07	(17.28)	68,292	1.54	1.54	1.49	(0.23)	35
2021	14.66	(0.11)	4.39	4.28	–	(3.60)	(3.60)	15.34	30.43	109,440	1.50	1.50	1.49	(0.61)	69
2020	11.61	(0.06)	3.11	3.05	–	–	–	14.66	26.27	131,725	1.54	1.54	1.49	(0.54)	53
2019	9.23	(0.09)	2.65	2.56	–	(0.18)	(0.18)	11.61	27.79	46,032	1.55	1.55	1.49	(0.77)	47
2018	12.66	(0.07)	(2.42)	(2.49)	–	(0.94)	(0.94)	9.23	(20.14)	48,797	1.52	1.52	1.49	(0.59)	47

64 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

						Distributions					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset		Net Realized and		Distributions	from Net					Prior to Fee	Prior to Fee	Net of Fee	Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Realized Gain on				Net Assets,	Waivers, Expense	Waivers and	Waivers and	Income (Loss) to	Portfolio
	Beginning	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Net Asset Value,		End of Period	Reimbursements and	Expense	Expense	Average Net	Turnover
	of Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	End of Period	Total Return	(in thousands)	Balance Credits	Reimbursements	Reimbursements	Assets	Rate
Royce Small-Cap Opportunity Fund–Consultant Class
2023†	$10.33	$(0.06)	$1.36	$1.30	$–	$–	$–	$11.63	12.58%[1]	$12,979	2.35%[2]	2.34%[2]	2.31%[2]	(1.09)%[2]	17%
2022	13.24	(0.12)	(2.26)	(2.38)	–	(0.53)	(0.53)	10.33	(17.98)	11,396	2.35	2.35	2.35	(1.07)	35
2021	12.61	(0.21)	3.78	3.57	–	(2.94)	(2.94)	13.24	29.46	14,871	2.26	2.26	2.26	(1.35)	69
2020	10.09	(0.14)	2.66	2.52	–	–	–	12.61	24.98	13,477	2.45	2.45	2.45	(1.50)	53
2019	8.09	(0.16)	2.32	2.16	–	(0.16)	(0.16)	10.09	26.70	8,621	2.41	2.41	2.41	(1.67)	47
2018	11.19	(0.16)	(2.12)	(2.28)	–	(0.82)	(0.82)	8.09	(20.81)	9,831	2.30	2.29	2.29	(1.39)	47
Royce Small-Cap Opportunity Fund–Institutional Class
2023†	$13.59	$0.01	$1.78	$1.79	$–	$–	$–	$15.38	13.17%[1]	$243,600	1.12%[2]	1.12%[2]	1.12%[2]	0.10%[2]	17%
2022	17.21	0.02	(2.94)	(2.92)	–	(0.70)	(0.70)	13.59	(16.94)	214,424	1.12	1.12	1.12	0.15	35
2021	16.22	(0.03)	4.84	4.81	–	(3.82)	(3.82)	17.21	30.89	291,961	1.08	1.08	1.08	(0.18)	69
2020	12.80	(0.02)	3.44	3.42	–	–	–	16.22	26.72	340,877	1.12	1.12	1.12	(0.17)	53
2019	10.13	(0.05)	2.92	2.87	–	(0.20)	(0.20)	12.80	28.36	230,439	1.12	1.12	1.12	(0.39)	47
2018	13.84	(0.02)	(2.66)	(2.68)	–	(1.03)	(1.03)	10.13	(19.83)	227,261	1.08	1.08	1.08	(0.17)	47
Royce Small-Cap Opportunity Fund–R Class
2023†	$11.61	$(0.04)	$1.52	$1.48	$–	$–	$–	$13.09	12.75%[1]	$43,222	1.85%[2]	1.85%[2]	1.85%[2]	(0.63)%[2]	17%
2022	14.80	(0.07)	(2.53)	(2.60)	–	(0.59)	(0.59)	11.61	(17.54)	38,971	1.85	1.85	1.85	(0.57)	35
2021	14.03	(0.16)	4.20	4.04	–	(3.27)	(3.27)	14.80	30.01	51,537	1.81	1.81	1.81	(0.90)	69
2020	11.16	(0.09)	2.96	2.87	–	–	–	14.03	25.72	36,065	1.88	1.87	1.87	(0.93)	53
2019	8.90	(0.12)	2.55	2.43	–	(0.17)	(0.17)	11.16	27.38	31,230	1.86	1.85	1.85	(1.13)	47
2018	12.25	(0.11)	(2.33)	(2.44)	–	(0.91)	(0.91)	8.90	(20.42)	26,337	1.84	1.84	1.84	(0.93)	47
Royce Small-Cap Special Equity Fund–Investment Class
2023†	$15.92	$0.10	$1.15	$1.25	$–	$–	$–	$17.17	7.85%[1]	$621,184	1.22%[2]	1.22%[2]	1.22%[2]	1.26%[2]	9%
2022	19.09	0.18	(1.39)	(1.21)	(0.19)	(1.77)	(1.96)	15.92	(6.33)	587,346	1.21	1.21	1.21	1.01	23
2021	18.22	0.17	3.86	4.03	(0.20)	(2.96)	(3.16)	19.09	22.50	755,338	1.20	1.20	1.20	0.82	42
2020	17.59	0.27	1.03	1.30	(0.26)	(0.41)	(0.67)	18.22	7.43	702,556	1.23	1.23	1.23	1.68	39
2019	17.43	0.21	1.98	2.19	(0.21)	(1.82)	(2.03)	17.59	12.63	819,015	1.21	1.21	1.21	0.99	20
2018	21.79	0.23	(2.31)	(2.08)	(0.22)	(2.06)	(2.28)	17.43	(9.86)	909,113	1.18	1.18	1.18	1.04	21
Royce Small-Cap Special Equity Fund–Service Class
2023†	$15.92	$0.08	$1.14	$1.22	$–	$–	$–	$17.14	7.66%[1]	$35,638	1.58%[2]	1.58%[2]	1.49%[2]	0.98%[2]	9%
2022	19.06	0.12	(1.37)	(1.25)	(0.13)	(1.76)	(1.89)	15.92	(6.56)	34,729	1.57	1.57	1.49	0.70	23
2021	18.19	0.12	3.85	3.97	(0.16)	(2.94)	(3.10)	19.06	22.19	57,738	1.54	1.54	1.46	0.57	42
2020	17.56	0.24	1.04	1.28	(0.24)	(0.41)	(0.65)	18.19	7.29	46,671	1.60	1.60	1.39	1.49	39
2019	17.41	0.16	1.99	2.15	(0.17)	(1.83)	(2.00)	17.56	12.40	60,070	1.58	1.58	1.39	0.80	20
2018	21 .76	0.20	(2.33)	(2.13)	(0.18)	(2.04)	(2.22)	17.41	(10.13)	62,706	1.51	1.50	1.39	0.88	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 65

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

						Distributions					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset		Net Realized and		Distributions	from Net					Prior to Fee	Prior to Fee	Net of Fee	Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Realized Gain on				Net Assets,	Waivers, Expense	Waivers and	Waivers and	Income (Loss) to	Portfolio
	Beginning	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Net Asset Value,		End of Period	Reimbursements and	Expense	Expense	Average Net	Turnover
	of Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	End of Period	Total Return	(in thousands)	Balance Credits	Reimbursements	Reimbursements	Assets	Rate
Royce Small-Cap Special Equity Fund–Consultant Class
2023†	$14.49	$0.01	$1.04	$1.05	$–	$–	$–	$15.54	7.25%[1]	$15,841	2.44%[2]	2.43%[2]	2.39%[2]	0.08%[2]	9%
2022	17.37	(0.04)	(1.25)	(1.29)	–	(1.59)	(1.59)	14.49	(7.43)	15,189	2.40	2.40	2.40	(0.23)	23
2021	16.60	(0.05)	3.50	3.45	(0.01)	(2.67)	(2.68)	17.37	21.16	25,068	2.31	2.31	2.31	(0.29)	42
2020	16.05	0.09	0.92	1.01	(0.09)	(0.37)	(0.46)	16.60	6.27	18,852	2.31	2.31	2.31	0.59	39
2019	15.90	(0.02)	1.82	1.80	(0.00)	(1.65)	(1.65)	16.05	11.38	24,793	2.25	2.25	2.25	(0.12)	20
2018	19.86	0.01	(2.10)	(2.09)	(0.01)	(1.86)	(1.87)	15.90	(10.83)	30,234	2.19	2.19	2.19	0.04	21
Royce Small-Cap Special Equity Fund–Institutional Class
2023†	$15.77	$0.11	$1.13	$1.24	$–	$–	$–	$17.01	7.86%[1]	$132,220	1.13%[2]	1.13%[2]	1.13%[2]	1.36%[2]	9%
2022	18.92	0.19	(1.37)	(1.18)	(0.21)	(1.76)	(1.97)	15.77	(6.27)	116,301	1.12	1.12	1.12	1.08	23
2021	18.06	0.19	3.82	4.01	(0.22)	(2.93)	(3.15)	18.92	22.63	238,810	1.11	1.11	1.11	0.92	42
2020	17.43	0.30	1.01	1.31	(0.28)	(0.40)	(0.68)	18.06	7.52	194,911	1.15	1.15	1.15	1.84	39
2019	17.28	0.22	1.96	2.18	(0.22)	(1.81)	(2.03)	17.43	12.65	187,785	1.14	1.14	1.14	1.04	20
2018	21.61	0.25	(2.30)	(2.05)	(0.24)	(2.04)	(2.28)	17.28	(9.81)	202,317	1.11	1.11	1.11	1.14	21
Royce Small-Cap Total Return Fund–Investment Class
2023†	$6.56	$0.03	$0.56	$0.59	$(0.04)	$–	$(0.04)	$7.11	8.95%[1]	$613,314	1.22%[2]	1.22%[2]	1.22%[2]	0.80%[2]	38%
2022	8.78	0.08	(1.25)	(1.17)	(0.11)	(0.94)	(1.05)	6.56	(13.25)	591,730	1.22	1.22	1.22	0.97	62
2021	9.34	0.12	2.21	2.33	(0.13)	(2.76)	(2.89)	8.78	25.78	1,016,331	1.20	1.20	1.20	1.09	64
2020	10.93	0.17	0.19	0.36	(0.21)	(1.74)	(1.95)	9.34	3.82	893,868	1.24	1.24	1.24	1.88	61
2019	9.71	0.16	2.10	2.26	(0.15)	(0.89)	(1.04)	10.93	23.45	1,026,074	1.21	1.21	1.21	1.42	21
2018	13.58	0.20	(1.78)	(1.58)	(0.19)	(2.10)	(2.29)	9.71	(12.46)	1,036,211	1.18	1.18	1.18	1.45	22
Royce Small-Cap Total Return Fund–Service Class
2023†	$6.80	$0.02	$0.58	$0.60	$(0.03)	$–	$(0.03)	$7.37	8.76%[1]	$58,017	1.58%[2]	1.58%[2]	1.49%[2]	0.53%[2]	38%
2022	9.08	0.06	(1.30)	(1.24)	(0.07)	(0.97)	(1.04)	6.80	(13.54)	58,571	1.57	1.57	1.49	0.74	62
2021	9.62	0.09	2.28	2.37	(0.07)	(2.84)	(2.91)	9.08	25.54	80,478	1.52	1.52	1.49	0.78	64
2020	11.27	0.16	0.18	0.34	(0.19)	(1.80)	(1.99)	9.62	3.51	69,634	1.55	1.55	1.49	1.64	61
2019	9.97	0.13	2.16	2.29	(0.08)	(0.91)	(0.99)	11.27	23.08	77,177	1.52	1.52	1.49	1.13	21
2018	13.88	0.16	(1.82)	(1.66)	(0.11)	(2.14)	(2.25)	9.97	(12.71)	83,368	1.52	1.52	1.48	1.15	22
Royce Small-Cap Total Return Fund–Consultant Class
2023†	$6.89	$(0.01)	$0.59	$0.58	$–	$–	$–	$7.47	8.42%[1]	$84,986	2.24%[2]	2.24%[2]	2.24%[2]	(0.22)%[2]	38%
2022	9.18	0.00	(1.31)	(1.31)	–	(0.98)	(0.98)	6.89	(14.15)	84,448	2.23	2.23	2.23	0.01	62
2021	9.75	0.01	2.31	2.32	(0.01)	(2.88)	(2.89)	9.18	24.63	112,649	2.18	2.18	2.18	0.09	64
2020	11.31	0.09	0.18	0.27	(0.03)	(1.80)	(1.83)	9.75	2.76	110,179	2.22	2.22	2.22	0.88	61
2019	10.02	0.05	2.17	2.22	(0.02)	(0.91)	(0.93)	11.31	22.18	150,175	2.20	2.20	2.20	0.43	21
2018	13.95	0.06	(1.82)	(1.76)	(0.02)	(2.15)	(2.17)	10.02	(13.26)	160,540	2.17	2.17	2.17	0.45	22

66 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

						Distributions					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset		Net Realized and		Distributions	from Net					Prior to Fee	Prior to Fee	Net of Fee	Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Realized Gain on				Net Assets,	Waivers, Expense	Waivers and	Waivers and	Income (Loss) to	Portfolio
	Beginning	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Net Asset Value,		End of Period	Reimbursements and	Expense	Expense	Average Net	Turnover
	of Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	End of Period	Total Return	(in thousands)	Balance Credits	Reimbursements	Reimbursements	Assets	Rate
Royce Small-Cap Total Return Fund–Institutional Class
2023†	$6.43	$0.03	$0.55	$0.58	$(0.04)	$–	$(0.04)	$6.97	8.97%[1]	$189,779	1.14%[2]	1.14%[2]	1.14%[2]	0.89%[2]	38%
2022	8.61	0.08	(1.22)	(1.14)	(0.12)	(0.92)	(1.04)	6.43	(13.13)	181,476	1.14	1.14	1.14	1.07	62
2021	9.17	0.13	2.17	2.30	(0.14)	(2.72)	(2.86)	8.61	25.91	279,510	1.10	1.10	1.10	1.19	64
2020	10.77	0.18	0.18	0.36	(0.24)	(1.72)	(1.96)	9.17	3.87	208,605	1.13	1.13	1.13	1.98	61
2019	9.58	0.17	2.07	2.24	(0.18)	(0.87)	(1.05)	10.77	23.59	232,479	1.13	1.13	1.13	1.49	21
2018	13.40	0.21	(1.76)	(1.55)	(0.21)	(2.06)	(2.27)	9.58	(12.39)	218,268	1.09	1.09	1.09	1.53	22
Royce Small-Cap Total Return Fund–R Class
2023†	$6.92	$0.00	$0.59	$0.59	$(0.01)	$–	$(0.01)	$7.50	8.53%[1]	$20,944	1.92%[2]	1.91%[2]	1.91%[2]	0.11%[2]	38%
2022	9.20	0.03	(1.32)	(1.29)	(0.01)	(0.98)	(0.99)	6.92	(13.87)	20,180	1.91	1.91	1.91	0.32	62
2021	9.76	0.05	2.31	2.36	(0.04)	(2.88)	(2.92)	9.20	25.01	27,040	1.85	1.85	1.85	0.42	64
2020	11.38	0.12	0.18	0.30	(0.12)	(1.80)	(1.92)	9.76	3.08	30,027	1.89	1.88	1.88	1.23	61
2019	10.06	0.09	2.18	2.27	(0.03)	(0.92)	(0.95)	11.38	22.66	36,345	1.85	1.84	1.84	0.76	21
2018	13.99	0.11	(1.83)	(1.72)	(0.06)	(2.15)	(2.21)	10.06	(12.96)	45,145	1.81	1.81	1.81	0.82	22
Royce Small-Cap Value Fund–Investment Class
2023†	$8.85	$0.05	$0.72	$0.77	$–	$–	$–	$9.62	8.70%[1]	$34,780	1.35%[2]	1.35%[2]	1.24%[2]	1.11%[2]	20%
2022	10.43	0.07	(1.09)	(1.02)	(0.05)	(0.51)	(0.56)	8.85	(9.87)	35,545	1.35	1.35	1.24	0.76	62
2021	8.61	0.02	2.41	2.43	(0.01)	(0.60)	(0.61)	10.43	28.48	44,621	1.31	1.31	1.24	0.20	53
2020	9.57	0.06	(0.66)	(0.60)	(0.17)	(0.19)	(0.36)	8.61	(6.25)	34,523	1.39	1.39	1.24	0.76	61
2019	8.35	0.09	1.46	1.55	(0.08)	(0.25)	(0.33)	9.57	18.60	53,234	1.30	1.30	1.24	0.84	64
2018	10.16	0.05	(0.73)	(0.68)	(0.04)	(1.09)	(1.13)	8.35	(7.05)	56,433	1.26	1.26	1.24	0.45	64
Royce Small-Cap Value Fund–Service Class
2023†	$8.81	$0.04	$0.70	$0.74	$–	$–	$–	$9.55	8.40%[1]	$75,651	1.59%[2]	1.59%[2]	1.49%[2]	0.88%[2]	20%
2022	10.38	0.05	(1.09)	(1.04)	(0.03)	(0.50)	(0.53)	8.81	(10.06)	68,455	1.59	1.59	1.49	0.52	62
2021	8.58	(0.01)	2.41	2.40		(0.60)	(0.60)	10.38	28.24	81,840	1.55	1.55	1.49	(0.06)	53
2020	9.54	0.04	(0.66)	(0.62)	(0.15)	(0.19)	(0.34)	8.58	(6.47)	75,502	1.62	1.62	1.49	0.50	61
2019	8.33	0.07	1.44	1.51	(0.05)	(0.25)	(0.30)	9.54	18.21	102,465	1.56	1.55	1.49	0.65	64
2018	10.12	0.02	(0.72)	(0.70)	(0.01)	(1.08)	(1.09)	8.33	(7.17)	111,855	1.53	1.53	1.49	0.19	64
Royce Smaller-Companies Growth Fund–Investment Class
2023†	$5.69	$(0.02)	$0.89	$0.87	$–	$–	$–	$6.56	15.29%[1]	$69,086	1.26%[2]	1.26%[2]	1.24%[2]	(0.79)%[2]	31%
2022	8.74	(0.06)	(2.74)	(2.80)	–	(0.25)	(0.25)	5.69	(32.07)	61,107	1.26	1.26	1.24	(0.97)	66
2021	11.06	(0.11)	0.83	0.72	–	(3.04)	(3.04)	8.74	8.09	106,318	1.19	1.19	1.19	(0.91)	50
2020	8.21	(0.07)	4.06	3.99	–	(1.14)	(1.14)	11.06	49.61	112,668	1.25	1.25	1.24	(0.86)	61
2019	6.86	(0.05)	1.68	1.63	–	(0.28)	(0.28)	8.21	23.92	91,670	1.25	1.24	1.24	(0.69)	53
2018	10.93	(0.07)	(0.86)	(0.93)	–	(3.14)	(3.14)	6.86	(9.94)	87,213	1.21	1.21	1.21	(0.62)	61

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Semiannual Report to Shareholders | 67

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

						Distributions					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset		Net Realized and		Distributions	from Net					Prior to Fee	Prior to Fee	Net of Fee	Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Realized Gain on				Net Assets,	Waivers, Expense	Waivers and	Waivers and	Income (Loss) to	Portfolio
	Beginning	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Net Asset Value,		End of Period	Reimbursements and	Expense	Expense	Average Net	Turnover
	of Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	End of Period	Total Return	(in thousands)	Balance Credits	Reimbursements	Reimbursements	Assets	Rate
Royce Smaller-Companies Growth Fund–Service Class
2023†	$5.48	$(0.03)	$0.87	$0.84	$–	$–	$–	$6.32	15.33%[1]	$119,164	1.55%[2]	1.55%[2]	1.49%[2]	(1.03)%[2]	31%
2022	8.45	(0.08)	(2.65)	(2.73)	–	(0.24)	(0.24)	5.48	(32.37)	105,585	1.55	1.55	1.49	(1.22)	66
2021	10.74	(0.15)	0.82	0.67	–	(2.96)	(2.96)	8.45	7.78	178,553	1.51	1.51	1.49	(1.21)	50
2020	7.99	(0.09)	3.95	3.86	–	(1.11)	(1.11)	10.74	49.26	181,591	1.54	1.54	1.49	(1.11)	61
2019	6.69	(0.07)	1.65	1.58	–	(0.28)	(0.28)	7.99	23.67	154,236	1.55	1.54	1.49	(0.93)	53
2018	10.69	(0.10)	(0.85)	(0.95)	–	(3.05)	(3.05)	6.69	(10.22)	156,057	1.52	1.52	1.49	(0.90)	61
Royce Smaller-Companies Growth Fund–Institutional Class
2023†	$5.77	$(0.02)	$0.91	$0.89	$–	$–	$–	$6.66	15.42%[1]	$5,090	1.53%[2]	1.53%[2]	1.19%[2]	(0.73)%[2]	31%
2022	8.87	(0.06)	(2.79)	(2.85)	–	(0.25)	(0.25)	5.77	(32.17)	4,400	1.53	1.53	1.16	(0.89)	66
2021	11.23	(0.11)	0.85	0.74	–	(3.10)	(3.10)	8.87	8.16	7,278	1.41	1.41	1.16	(0.88)	50
2020	8.33	(0.07)	4.13	4.06	–	(1.16)	(1.16)	11.23	49.70	5,646	1.44	1.44	1.23	(0.85)	61
2019	6.95	(0.05)	1.72	1.67	–	(0.29)	(0.29)	8.33	24.10	8,021	1.35	1.35	1.17	(0.62)	53
2018	11.06	(0.06)	(0.88)	(0.94)	–	(3.17)	(3.17)	6.95	(9.94)	7,165	1.28	1.28	1.08	(0.49)	61

†	Six months ended June 30, 2023 (unaudited).
[1]	Not annualized
[2]	Annualized
[3]	For Royce Global Financial Services Fund, a special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.12 and an increase in the ratio of net investment income (loss) to average net assets of 1.00% for the Service Class, and $0.18 per share and 1.14% for the Institutional Class.
[a]	The Class commenced operations on May 2, 2018.

68 | The Royce Funds 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund (the “Fund” or “Funds”), are the eleven series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different transfer agent balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of June 30, 2023, officers and employees of Royce, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce Global Financial Services Fund 13%

VALUATION OF INVESTMENTS:

Portfolio securities held by the Funds are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by a Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Trust’s Board of Trustees has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Trust’s Board of Trustees and policies and procedures adopted by Royce in its capacity as valuation designee for the Trust. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Funds on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Funds use an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

The Royce Funds 2023 Semiannual Report to Shareholders | 69

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time a Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Funds as of June 30, 2023. Any Level 2 or Level 3 securities held by a Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Dividend Value Fund
Common Stocks	$ 53,728,834	$ 7,841,916	$ –	$ 61,570,750
Repurchase Agreement	–	109,350	–	109,350
Royce Global Financial Services Fund
Common Stocks	20,880,264	4,373,387	–	25,253,651
Diversified Investment Companies	525,529	–	–	525,529
Repurchase Agreement	–	369,640	–	369,640
Royce International Premier Fund
Common Stocks	64,967,891	681,588,100	–	746,555,991
Preferred Stocks	–	14,420,803	–	14,420,803
Repurchase Agreement	–	54,342,275	–	54,342,275
Royce Micro-Cap Fund
Common Stocks	291,057,372	7,085,885	0	298,143,257
Repurchase Agreement	–	8,138,336	–	8,138,336
Money Market Fund/Collateral Received for Securities Loaned	3,649,742	–	–	3,649,742
Royce Pennsylvania Mutual Fund
Common Stocks	1,686,192,019	4,025,390	–	1,690,217,409
Repurchase Agreement	–	46,919,590	–	46,919,590
Money Market Fund/Collateral Received for Securities Loaned	2,396,835	–	–	2,396,835
Royce Premier Fund
Common Stocks	1,322,150,939	–	–	1,322,150,939
Repurchase Agreement	–	60,565,786	–	60,565,786
Royce Small-Cap Opportunity Fund
Common Stocks	1,243,634,840	1,121,957	0	1,244,756,797
Repurchase Agreement	–	47,606,205	–	47,606,205
Money Market Fund/Collateral Received for Securities Loaned	2,926,187	–	–	2,926,187
Royce Small-Cap Special Equity Fund
Common Stocks	647,106,548	6,008,576	–	653,115,124
Repurchase Agreement	–	153,727,643	–	153,727,643

70 | The Royce Funds 2023 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Small-Cap Total Return Fund
Common Stocks	$896,818,303	$35,063,437	$ –	$931,881,740
Preferred Stocks	4,274,554	–	–	4,274,554
Repurchase Agreement	–	29,214,667	–	29,214,667
Money Market Fund/Collateral Received for Securities Loaned	2,560,374	–	–	2,560,374
Royce Small-Cap Value Fund
Common Stocks	108,341,260	–	–	108,341,260
Repurchase Agreement	–	2,237,036	–	2,237,036
Royce Smaller-Companies Growth Fund
Common Stocks	181,147,364	7,720,424	–	188,867,788
Repurchase Agreement	–	4,605,858	–	4,605,858
Money Market Fund/Collateral Received for Securities Loaned	14,418,841	–	–	14,418,841

Level 3 Reconciliation:

						UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF 12/31/22	PURCHASES	CORPORATE ACTIONS	SALES	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 6/30/23
Royce Micro-Cap Fund
Common Stocks	$0	$–	$–	$–	$–	$0	$–	$0
Royce Small-Cap Opportunity Fund
Common Stocks	0	–	–	–	–	0	–	0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds as of June 30, 2023, are next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments in securities of foreign companies are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities

The Royce Funds 2023 Semiannual Report to Shareholders | 71

Notes to Financial Statements (unaudited) (continued)

SECURITIES LENDING (continued):

Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds as of June 30, 2023:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 3,649,742	$ (3,671,849)	$ (22,107)
Royce Pennsylvania Mutual Fund	2,396,835	(2,433,006)	(36,171)
Royce Small-Cap Opportunity Fund	2,926,187	(2,803,041)	123,146
Royce Small-Cap Total Return Fund	2,560,374	(2,546,807)	13,567
Royce Smaller-Companies Growth Fund	14,418,841	(14,146,810)	272,031
[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian as of June 30, 2023:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 2,968,151	$ (2,732,579)	$ 235,572
Royce Pennsylvania Mutual Fund	11,280,793	(10,976,165)	304,628
Royce Small-Cap Opportunity Fund	21,444,698	(20,868,453)	576,245
Royce Smaller-Companies Growth Fund	3,369,319	(3,279,882)	89,437

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Small-Cap Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Funds may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

72 | The Royce Funds 2023 Semiannual Report to Shareholders

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have an arrangement with their transfer agent, whereby a portion of the transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the transfer agent.

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 6, 2023. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility (i.e., 0.25% of any unused portion of the line of credit) and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a variable rate equal to the Applicable Rate plus the Applicable Margin. The term Applicable Rate means, for any day, a rate equal to the sum of (a) 0.10%, plus (b) the higher of (i) the Federal Funds Effective Rate for such day, or (ii) the Overnight Bank Funding Rate for such day. The term Applicable Margin means 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2023.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)[1]	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
Royce Dividend Value Fund
Investment Class	$ 1,844,111	$ 5,462,654	$ 258,220	$ 398,478	$ (4,945,694)	$ (9,344,703)	$ 138,592		$(2,704,771)	$ (3,483,571)
Service Class	540,828	343,158	63,650	71,850	(975,799)	(3,219,000)	1,814,323		1,443,002	(2,803,992)
Consultant Class	210,152	503,470	–	2,987	(65,431)	(38,642)	(1,814,323)		(1,669,602)	467,815
Institutional Class	3,063	26,893	226	4,475	(380)	(717,743)	(138,592)		(135,683)	(686,375)
Royce Global Financial Services Fund
Service Class	262,897	519,913	–	363,123	(1,753,746)	(4,147,918)			(1,490,849)	(3,264,882)
Institutional Class	954	2,957	–	136,659	(97,223)	(283,646)			(96,269)	(144,030)
Royce International Premier Fund
Investment Class	82,445,427	76,204,270	–	6,751,294	(32,103,494)	(179,512,212)			50,341,933	(96,556,648)
Service Class	970,601	2,997,323	–	914,665	(3,473,362)	(13,837,053)	4,698,162		2,195,401	(9,925,065)
Consultant Class	30,324	149,330	–	105,632	(361,604)	(1,493,286)	(4,698,162)		(5,029,442)	(1,238,324)
Institutional Class	28,898,808	99,085,388	–	11,395,192	(33,657,259)	(153,909,665)			(4,758,451)	(43,429,085)
Royce Micro-Cap Fund
Investment Class	7,294,973	9,965,275	–	6,703,670	(10,731,402)	(22,078,026)			(3,436,429)	(5,409,081)
Service Class	793,313	1,724,500	–	5,984,514	(10,435,470)	(22,138,656)			(9,642,157)	(14,429,642)
Consultant Class	14,148	41,889	–	477,041	(772,127)	(1,778,759)			(757,979)	(1,259,829)
Royce Pennsylvania Mutual Fund
Investment Class	25,438,686	65,094,251	–	53,749,475	(94,826,073)	(201,742,868)			(69,387,387)	(82,899,142)
Service Class	5,075,076	5,348,597	–	2,664,829	(5,287,563)	(16,712,457)	2,009,544		1,797,057	(8,699,031)
Consultant Class	1,033,268	2,842,618	–	8,180,229	(11,298,126)	(32,154,983)			(10,264,858)	(21,132,136)
Institutional Class	35,519,583	20,667,714	–	6,645,063	(10,185,709)	(51,690,770)			25,333,874	(24,377,993)
R Class	158,917	578,197	–	345,904	(5,619,694)	(1,301,745)	(2,009,544)		(7,470,321)	(377,644)
Royce Premier Fund
Investment Class	57,351,981	87,824,319	–	68,480,604	(96,019,017)	(258,753,409)			(38,667,036)	(102,448,486)
Service Class	8,735,305	5,324,371	–	1,942,373	(3,549,989)	(11,091,072)	502,349		5,687,665	(3,824,328)
Consultant Class	84,739	532,280	–	895,363	(875,403)	(2,653,730)			(790,664)	(1,226,087)
Institutional Class	17,586,829	32,203,696	–	16,488,407	(22,943,818)	(56,077,526)			(5,356,989)	(7,385,423)
R Class	183,825	212,423	–	509,268	(6,287,233)	(880,571)	(502,349)		(6,605,757)	(158,880)
Royce Small-Cap Opportunity Fund
Investment Class	88,354,362	318,411,947	–	38,901,508	(192,056,524)	(508,804,017)			(103,702,162)	(151,490,562)
Service Class	6,728,883	20,170,973	–	3,244,630	(11,202,444)	(43,615,225)			(4,473,561)	(20,199,622)
Consultant Class	995,457	2,341,420	–	507,115	(835,494)	(3,171,205)			159,963	(322,670)
Institutional Class	27,521,400	61,510,399	–	7,698,601	(27,150,920)	(87,595,325)			370,480	(18,386,325)
R Class	2,865,612	4,362,167	–	1,917,055	(3,613,152)	(8,025,738)			(747,540)	(1,746,516)

The Royce Funds 2023 Semiannual Report to Shareholders | 73

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)[1]	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
Royce Small-Cap Special Equity Fund
Investment Class	$51,867,920	$74,793,750	$ –	$57,163,323	$(63,229,828)	$(184,860,182)			$(11,361,908)	$(52,903,109)
Service Class	2,717,311	6,968,245	–	3,021,117	(4,389,519)	(24,663,512)			(1,672,208)	(14,674,150)
Consultant Class	221,245	1,652,880	–	1,374,559	(646,546)	(9,628,606)			(425,301)	(6,601,167)
Institutional Class	26,121,692	32,007,338	–	9,529,968	(19,618,662)	(136,992,809)			6,503,030	(95,455,503)
Royce Small-Cap Total Return Fund
Investment Class	26,565,859	67,023,280	2,632,705	73,842,790	(56,284,755)	(368,351,415)			(27,086,191)	(227,485,345)
Service Class	3,338,251	11,930,918	185,590	7,431,362	(8,857,551)	(23,059,482)			(5,333,710)	(3,697,202)
Consultant Class	874,819	6,136,234	–	9,977,238	(7,103,951)	(18,018,436)			(6,229,132)	(1,904,964)
Institutional Class	12,979,114	90,024,255	965,497	25,398,176	(20,577,359)	(153,853,152)			(6,632,748)	(38,430,721)
R Class	1,369,252	2,628,567	28,503	2,507,527	(2,286,558)	(6,029,232)			(888,803)	(893,138)
Royce Small-Cap Value Fund
Investment Class	900,610	4,143,624	–	1,987,585	(4,472,997)	(8,588,407)			(3,572,387)	(2,457,198)
Service Class	3,163,761	3,414,009	–	3,640,221	(8,865,124)	(8,172,968)	$6,689,086		987,723	(1,118,738)
Consultant Class	897	537,262	–	166,877	(190,820)	(1,934,811)	(2,889,358)		(3,079,281)	(1,230,672)
R Class	274,078	634,416	–	317,866	(2,106,475)	(2,142,342)	(3,799,728)		(5,632,125)	(1,190,060)
Royce Smaller-Companies Growth Fund
Investment Class	3,063,350	7,127,233	–	1,870,679	(4,425,871)	(17,832,476)			(1,362,521)	(8,834,564)
Service Class	2,178,576	2,229,200	–	4,255,864	(8,583,112)	(18,872,005)	3,953,734		(2,450,802)	(12,386,941)
Consultant Class	7,157	77,046	–	179,296	(468,040)	(1,033,301)	(3,953,734)		(4,414,617)	(776,959)
Institutional Class	284,167	1,561,613	–	180,637	(265,778)	(2,315,211)			18,389	(572,961)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)[1]	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
Royce Dividend Value Fund
Investment Class	318,873	987,739	43,200	74,537	(851,090)	(1,686,240)	24,530		(464,487)	(623,964)
Service Class	89,147	59,649	10,281	13,282	(162,743)	(556,523)	308,035		244,720	(483,592)
Consultant Class	30,591	75,541	–	460	(9,600)	(5,405)	(270,888)		(249,897)	70,596
Institutional Class	539	4,889	41	859	(66)	(132,627)	(24,934)		(24,420)	(126,879)
Royce Global Financial Services Fund
Service Class	28,371	48,678	–	39,172	(184,133)	(389,775)			(155,762)	(301,925)
Institutional Class	74	223	–	11,257	(7,445)	(19,358)			(7,371)	(7,878)
Royce International Premier Fund
Investment Class	6,173,969	5,289,428	–	548,440	(2,417,196)	(13,017,673)			3,756,773	(7,179,805)
Service Class	61,085	182,020	–	61,921	(218,682)	(817,074)	295,668		138,071	(573,133)
Consultant Class	1,803	9,100	–	6,767	(21,630)	(88,299)	(280,651)		(300,478)	(72,432)
Institutional Class	2,171,002	7,050,212	–	925,686	(2,539,666)	(11,306,819)			(368,664)	(3,330,921)
Royce Micro-Cap Fund
Investment Class	680,437	919,547	–	680,575	(1,017,291)	(2,020,079)			(336,854)	(419,957)
Service Class	80,175	159,057	–	625,341	(1,019,820)	(2,117,819)			(939,645)	(1,333,421)
Consultant Class	1,912	4,950	–	65,618	(103,406)	(226,642)			(101,494)	(156,074)
Royce Pennsylvania Mutual Fund
Investment Class	3,108,198	7,884,090	–	7,044,491	(11,518,283)	(24,619,020)			(8,410,085)	(9,690,439)
Service Class	620,828	636,726	–	351,097	(649,533)	(2,054,556)	257,965		229,260	(1,066,733)
Consultant Class	164,002	446,394	–	1,384,133	(1,798,441)	(5,085,840)			(1,634,439)	(3,255,313)
Institutional Class	4,254,708	2,479,284	–	867,502	(1,238,983)	(6,483,597)			3,015,725	(3,136,811)
R Class	21,258	75,395	–	49,204	(760,823)	(169,561)	(279,491)		(1,019,056)	(44,962)
Royce Premier Fund
Investment Class	5,247,818	7,856,376	–	6,800,457	(8,830,574)	(23,106,332)			(3,582,756)	(8,449,499)
Service Class	829,697	490,501	–	199,422	(337,958)	(1,023,836)	49,298		541,037	(333,913)
Consultant Class	10,329	64,613	–	116,584	(105,673)	(312,726)			(95,344)	(131,529)
Institutional Class	1,592,053	2,774,442	–	1,611,770	(2,068,000)	(4,940,162)			(475,947)	(553,950)
R Class	18,464	20,583	–	55,841	(637,782)	(86,589)	(52,611)		(671,929)	(10,165)

74 | The Royce Funds 2023 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)[1]	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
Royce Small-Cap Opportunity Fund
Investment Class	6,244,955	21,261,017	–	2,947,084	(13,697,611)	(34,745,434)			(7,452,656)	(10,537,333)
Service Class	514,004	1,497,972	–	269,264	(863,002)	(3,245,880)			(348,998)	(1,478,644)
Consultant Class	88,171	208,534	–	49,139	(75,020)	(277,875)			13,151	(20,202)
Institutional Class	1,922,360	4,054,020	–	567,743	(1,866,587)	(5,805,365)			55,773	(1,183,602)
R Class	233,317	333,870	–	165,406	(289,539)	(624,233)			(56,222)	(124,957)
Royce Small-Cap Special Equity Fund
Investment Class	3,146,834	4,274,293	–	3,583,907	(3,848,679)	(10,534,392)			(701,845)	(2,676,192)
Service Class	165,304	390,359	–	189,412	(267,612)	(1,426,751)			(102,308)	(846,980)
Consultant Class	14,744	104,981	–	94,602	(43,086)	(594,479)			(28,342)	(394,896)
Institutional Class	1,585,616	1,808,501	–	603,162	(1,187,151)	(7,662,116)			398,465	(5,250,453)
Royce Small-Cap Total Return Fund
Investment Class	3,864,849	8,441,346	389,801	11,291,465	(8,198,350)	(45,260,446)			(3,943,700)	(25,527,635)
Service Class	475,589	1,449,780	25,922	1,099,407	(1,245,765)	(2,802,333)			(744,254)	(253,146)
Consultant Class	121,738	758,766	–	1,465,086	(999,809)	(2,239,607)			(878,071)	(15,755)
Institutional Class	1,913,588	11,078,565	146,087	3,957,140	(3,063,237)	(19,251,358)			(1,003,562)	(4,215,653)
R Class	189,655	322,555	3,979	366,132	(318,404)	(711,510)			(124,770)	(22,823)
Royce Small-Cap Value Fund
Investment Class	98,922	451,885	–	222,325	(496,300)	(937,108)			(397,378)	(262,898)
Service Class	351,822	363,428	–	409,474	(989,186)	(886,422)	784,184		146,820	(113,520)
Consultant Class	114	62,235	–	21,700	(23,761)	(247,539)	(394,479)		(418,126)	(163,604)
R Class	31,309	72,512	–	37,662	(250,388)	(240,352)	(469,746)		(688,825)	(130,178)
Royce Smaller-Companies Growth Fund
Investment Class	497,043	1,080,273	–	325,335	(711,518)	(2,821,049)			(214,475)	(1,415,441)
Service Class	363,433	363,858	–	766,823	(1,443,220)	(3,012,840)	685,222		(394,565)	(1,882,159)
Consultant Class	1,523	13,619	–	38,808	(94,490)	(198,445)	(825,397)		(918,364)	(146,018)
Institutional Class	44,113	242,144	–	30,931	(42,199)	(331,936)			1,914	(58,861)

[1]	On April 26, 2023, Institutional Class shares converted to Investment Class shares for Royce Dividend Value Fund; Consultant Class shares converted to Service Class shares for the following funds: Royce Dividend Value Fund, Royce International Premier Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund; and R Class shares converted to Service Class shares for the following funds: Royce Pennsylvania Mutual Fund, Royce Premier Fund and Royce Small-Cap Value Fund.

The Royce Funds 2023 Semiannual Report to Shareholders | 75

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2024. To the extent that they impacted net expenses for the six months ended June 30, 2023, the effects of those arrangements are shown below. See the Prospectuses for contractual waivers and expiration dates for all classes of all Funds.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP					SIX MONTHS ENDED JUNE 30, 2023 (UNAUDITED)
	PERCENTAGE OF AVERAGE	Investment	Service	Consultant	Institutional			Advisory fees
	NET ASSETS[1]	Class	Class	Class	Class	R Class	Net advisory fees	waived
Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%	N/A	$256,083	$–
Royce Global Financial Services Fund	1.00%	N/A	1.49%[3]	N/A	1.49%[3]	N/A	132,562	–
Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	3,567,833	357,068
Royce Micro-Cap Fund	1.00%	1.24%	1.49%	2.24%[4]	N/A	N/A	1,474,759	–
Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	1.25%[3]	N/A	N/A	1.75%[3]	6,241,708	–
Royce Premier Fund	1.00%	N/A	1.49%	2.24%[4]	N/A	1.99%	6,576,534	–
Royce Small-Cap Opportunity Fund	1.00%	N/A	1.49%	2.24%[4]	N/A	N/A	6,311,190	–
Royce Small-Cap Special Equity Fund	1.00%	N/A	1.49%	2.24%[4]	N/A	N/A	3,877,614	–
Royce Small-Cap Total Return Fund	1.00%	N/A	1.49%[3]	N/A	N/A	N/A	4,732,525	–
Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	1.99%	559,092	–
Royce Smaller-Companies Growth Fund	1.00%	1.24%	1.49%	2.24%	1.24%[5]	N/A	926,341	–
[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

[4]	For Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund and Royce Small-Cap Special Equity Fund, the committed net annual operating expense ratio cap is 2.24% for Consultant Class, effective May 1, 2023.

[5]	Royce Smaller-Companies Growth Fund’s committed net annual operating expense ratio cap was increased from 1.16% to 1.24% for Institutional Class, effective May 1, 2023.

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2023 (UNAUDITED)
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Dividend Value Fund – Service Class	0.25%	$ 18,883	$ –
Royce Dividend Value Fund – Consultant Class	1.00%	5,536	–
Royce Global Financial Services Fund – Service Class	0.25%	19,967	3,803
Royce International Premier Fund – Service Class	0.25%	43,787	–
Royce International Premier Fund – Consultant Class	1.00%	15,712	–
Royce Micro-Cap Fund – Service Class	0.25%	163,812	–
Royce Micro-Cap Fund – Consultant Class	1.00%	51,747	–
Royce Pennsylvania Mutual Fund – Service Class	0.25%	74,916	3,122
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	912,777	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	11,638	–
Royce Premier Fund – Service Class	0.25%	36,053	–
Royce Premier Fund – Consultant Class	1.00%	58,506	–
Royce Premier Fund – R Class	0.50%	10,017	–
Royce Small-Cap Opportunity Fund – Service Class	0.25%	87,220	–
Royce Small-Cap Opportunity Fund – Consultant Class	1.00%	59,423	–
Royce Small-Cap Opportunity Fund – R Class	0.50%	101,284	–
Royce Small-Cap Special Equity Fund – Service Class	0.25%	43,940	–
Royce Small-Cap Special Equity Fund – Consultant Class	1.00%	77,000	–
Royce Small-Cap Total Return Fund – Service Class	0.25%	71,538	–
Royce Small-Cap Total Return Fund – Consultant Class	1.00%	423,223	–
Royce Small-Cap Total Return Fund – R Class	0.50%	51,176	–

76 | The Royce Funds 2023 Semiannual Report to Shareholders

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2023 (UNAUDITED)
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Small-Cap Value Fund – Service Class	0.25%	$ 88,160	$ –
Royce Small-Cap Value Fund – Consultant Class	1.00%	10,273	–
Royce Small-Cap Value Fund – R Class	0.50%	9,572	–
Royce Smaller-Companies Growth Fund – Service Class	0.25%	140,032	–
Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	14,005	–

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2023, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES
Royce Dividend Value Fund	$7,415,900	$8,095,075
Royce Global Financial Services Fund	2,392,840	4,349,640
Royce International Premier Fund	171,193,673	130,732,509
Royce Micro-Cap Fund	26,825,789	42,359,329
Royce Pennsylvania Mutual Fund	283,236,831	378,617,256
Royce Premier Fund	63,741,948	124,178,634
Royce Small-Cap Opportunity Fund	210,218,036	318,274,051
Royce Small-Cap Special Equity Fund	55,042,243	81,731,871
Royce Small-Cap Total Return Fund	352,832,603	412,423,299
Royce Small-Cap Value Fund	21,716,486	30,933,385
Royce Smaller-Companies Growth Fund	56,272,938	64,485,351

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Trustees. Cross trades for the six months ended June 30, 2023, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Royce Pennsylvania Mutual Fund	$ –	$1,795,290	$(3,258,506)
Royce Small-Cap Special Equity Fund	622,480	–	–
Royce Small-Cap Total Return Fund	–	244,300	(123,056)

Class Specific Expenses:

Class specific expense were as follows for the six months ended June 30, 2023:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Dividend Value Fund – Investment Class	$–	$31,260	$3,270	$8,788	$(381)	$42,937	$38,970
Royce Dividend Value Fund – Service Class	18,883	14,791	1,062	7,278	(194)	41,820	21,668
Royce Dividend Value Fund – Consultant Class	5,536	3,893	20	11,293	(17)	20,725	15,084
Royce Dividend Value Fund – Institutional Class	–	3,592	12	4,624	(13)	8,215	8,206
	24,419	53,536	4,364	31,983	(605)		83,928
Royce Global Financial Services Fund – Service Class	19,967	16,376	1,726	8,804	(297)	46,576	39,561
Royce Global Financial Services Fund – Institutional Class	–	3,337	12	6,705	(4)	10,050	7,322
	19,967	19,713	1,738	15,509	(301)		46,883
Royce International Premier Fund – Investment Class	–	152,967	15,716	12,070	(861)	179,892	–
Royce International Premier Fund – Service Class	43,787	28,707	2,212	6,390	(174)	80,922	10,955
Royce International Premier Fund – Consultant Class	15,712	5,635	87	11,295	(50)	32,679	14,590
Royce International Premier Fund – Institutional Class	–	124,578	38,493	11,931	(25,655)	149,347	149,347
	59,499	311,887	56,508	41,686	(26,740)		174,892

The Royce Funds 2023 Semiannual Report to Shareholders | 77

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Micro-Cap Fund – Investment Class	$–	$78,111	$15,808	$8,514	$(4,237)	$98,196	$607
Royce Micro-Cap Fund – Service Class	163,812	106,472	7,780	8,245	(472)	285,837	38,447
Royce Micro-Cap Fund – Consultant Class	51,747	8,341	972	6,097	(157)	67,000	3,008
	215,559	192,924	24,560	22,856	(4,866)		42,062
Royce Pennsylvania Mutual Fund – Investment Class	–	445,429	68,364	13,272	(14,347)	512,718	–
Royce Pennsylvania Mutual Fund – Service Class	74,916	47,978	5,657	6,362	(551)	134,362	10,568
Royce Pennsylvania Mutual Fund – Consultant Class	912,777	68,910	10,708	7,663	(1,875)	998,183	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	20,842	8,112	8,138	(3,978)	33,114	–
Royce Pennsylvania Mutual Fund – R Class	11,638	10,768	432	3,486	(157)	26,167	5,146
	999,331	593,927	93,273	38,921	(20,908)		15,714
Royce Premier Fund – Investment Class	–	454,351	45,810	12,918	(6,415)	506,664	–
Royce Premier Fund – Service Class	36,053	24,415	5,329	6,211	(500)	71,508	14,154
Royce Premier Fund – Consultant Class	58,506	8,781	679	5,859	(130)	73,695	2,285
Royce Premier Fund – Institutional Class	–	6,107	16,022	6,910	(366)	28,673	–
Royce Premier Fund – R Class	10,017	9,281	137	3,467	(41)	22,861	4,654
	104,576	502,935	67,977	35,365	(7,452)		21,093
Royce Small-Cap Opportunity Fund – Investment Class	–	569,740	57,015	18,518	(9,303)	635,970	–
Royce Small-Cap Opportunity Fund – Service Class	87,220	54,859	6,428	7,327	(231)	155,603	19,269
Royce Small-Cap Opportunity Fund – Consultant Class	59,423	7,822	851	5,984	(109)	73,971	2,205
Royce Small-Cap Opportunity Fund – Institutional Class	–	11,294	5,372	7,440	(853)	23,253	–
Royce Small-Cap Opportunity Fund – R Class	101,284	45,054	968	5,375	(167)	152,514	–
	247,927	688,769	70,634	44,644	(10,663)		21,474
Royce Small-Cap Special Equity Fund – Investment Class	–	322,585	28,560	12,908	(4,921)	359,132	–
Royce Small-Cap Special Equity Fund – Service Class	43,940	32,530	2,565	6,620	(168)	85,487	16,311
Royce Small-Cap Special Equity Fund – Consultant Class	77,000	15,806	4,491	6,289	(620)	102,966	3,553
Royce Small-Cap Special Equity Fund – Institutional Class	–	12,298	4,575	7,058	(1,527)	22,404	–
	120,940	383,219	40,191	32,875	(7,236)		19,864
Royce Small-Cap Total Return Fund – Investment Class	–	298,029	38,368	13,012	(5,835)	343,574	–
Royce Small-Cap Total Return Fund – Service Class	71,538	51,641	4,614	7,364	(342)	134,815	24,898
Royce Small-Cap Total Return Fund – Consultant Class	423,223	41,803	6,073	8,404	(1,330)	478,173	–
Royce Small-Cap Total Return Fund – Institutional Class	–	5,869	14,773	7,124	(208)	27,558	–
Royce Small-Cap Total Return Fund – R Class	51,176	26,207	1,726	3,773	(243)	82,639	–
	545,937	423,549	65,554	39,677	(7,958)		24,898

78 | The Royce Funds 2023 Semiannual Report to Shareholders

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Small-Cap Value Fund – Investment Class	$–	$25,241	$2,985	$7,145	$(820)	$34,551	$19,181
Royce Small-Cap Value Fund – Service Class	88,160	52,751	4,539	9,509	(355)	154,604	36,261
Royce Small-Cap Value Fund – Consultant Class	10,273	5,372	68	10,377	(66)	26,024	–
Royce Small-Cap Value Fund – R Class	9,572	9,582	249	3,462	(96)	22,769	6,587
	108,005	92,946	7,841	30,493	(1,337)		62,029
Royce Smaller-Companies Growth Fund – Investment Class	–	31,479	6,740	7,654	(1,813)	44,060	6,201
Royce Smaller-Companies Growth Fund – Service Class	140,032	84,808	7,155	9,074	(465)	240,604	35,905
Royce Smaller-Companies Growth Fund – Consultant Class	14,005	5,242	98	10,535	(80)	29,800	14,186
Royce Smaller-Companies Growth Fund – Institutional Class	–	3,697	223	5,742	(38)	9,624	8,143
	154,037	125,226	14,216	33,005	(2,396)		64,435

Tax Information:

As of June 30, 2023, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED
	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	(Depreciation)
Royce Dividend Value Fund	$ 26,553,465	$ 35,126,635	$ 35,378,377	$ 251,742
Royce Global Financial Services Fund	16,301,517	9,847,303	11,100,367	1,253,064
Royce International Premier Fund	857,103,950	(41,784,881)	85,769,751	127,554,632
Royce Micro-Cap Fund	243,990,130	65,941,205	103,427,599	37,486,394
Royce Pennsylvania Mutual Fund	1,215,153,877	524,379,957	581,994,522	57,614,565
Royce Premier Fund	803,549,059	579,167,666	598,473,762	19,306,096
Royce Small-Cap Opportunity Fund	1,053,502,705	241,786,484	352,028,833	110,242,349
Royce Small-Cap Special Equity Fund	639,215,732	167,627,035	183,187,708	15,560,673
Royce Small-Cap Total Return Fund	832,345,469	135,585,866	159,757,177	24,171,311
Royce Small-Cap Value Fund	87,773,711	22,804,585	26,503,676	3,699,091
Royce Smaller-Companies Growth Fund	160,296,581	47,595,906	57,119,474	9,523,568

The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2023:

AFFILIATED COMPANY [1]	SHARES 12/31/22	MARKET VALUE 12/31/22	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/23	MARKET VALUE 6/30/23
Royce International Premier Fund
UNITED KINGDOM – 2.6%
Restore [2,3]	4,729,458	$18,868,340	$ 8,660,624	$–	$–	$ (6,366,094)	$ 428,871	7,118,523	$21,162,870
		18,868,340			–	(6,366,094)	428,871		21,162,870
Royce Small-Cap Opportunity Fund
CONSUMER DISCRETIONARY – 0.4%
TEXTILES, APPAREL & LUXURY GOODS – 0.4%
Lakeland Industries [2]	273,810	3,641,673	1,332,428	–	–	393,067	19,391	372,979	5,367,168
		3,641,673			–	393,067	19,391		5,367,168
INDUSTRIALS – 0.6%
CONSTRUCTION & ENGINEERING – 0.6%
Limbach Holdings [4,5]	654,981	6,818,352	–	5,958,176	2,837,088	3,650,786	–	n/a	n/a
		6,818,352			2,837,088	3,650,786	–

The Royce Funds 2023 Semiannual Report to Shareholders | 79

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

AFFILIATED COMPANY [1]	SHARES 12/31/22	MARKET VALUE 12/31/22	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/23	MARKET VALUE 6/30/23
Royce Small-Cap Opportunity Fund (continued)
INFORMATION TECHNOLOGY – 0.4%
COMMUNICATIONS EQUIPMENT – 0.4%
PCTEL [2]	1,044,693	$ 4,492,180	$ 5,255	$51,081	$(16,969)	$ 534,178	$ 115,037	1,035,154	$ 4,963,563
		4,492,180			(16,969)	534,178	115,037		4,963,563
		14,952,205			2,820,119	4,578,031	134,428		10,330,731
Royce Small-Cap Special Equity Fund
CONSUMER DISCRETIONARY– 4.0%
AUTO COMPONENTS – 4.0%
Standard Motor Products [4]	1,188,000	41,342,400	–	12,617,777	(1,819,969)	4,987,346	620,745	n/a	n/a
		41,342,400			(1,819,969)	4,987,346	620,745
INDUSTRIALS – 2.9%
MACHINERY – 2.9%
Gencor Industries [2,5]	1,066,000	10,766,600	–	2,259,411	(327,983)	5,998,594	–	910,000	14,177,800
Hurco Companies [2]	580,000	15,155,400	–	3,090,078	(2,374,709)	(168,943)	163,168	439,800	9,521,670
		25,922,000			(2,702,692)	5,829,651	163,168		23,699,470
INFORMATION TECHNOLOGY – 4.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.0%
NVE Corporation [2]	371,500	24,054,625	–	3,739,202	814,463	11,074,034	738,000	330,500	32,203,920
		24,054,625			814,463	11,074,034	738,000		32,203,920
		91,319,025			(3,708,198)	21,891,031	1,521,913		55,903,390
Royce Small-Cap Total Return Fund FINANCIALS – 4.4%
FINANCIAL SERVICES – 1.7%
NewtekOne [4]	471,100	7,655,375	14,341,030	5,131,478	(679,078)	304,963	231,939	n/a	n/a
		7,655,375			(679,078)	304,963	231,939
INSURANCE – 2.7%
International General Insurance Holdings [2]	2,747,997	21,983,976	1,497,909	–	–	2,610,352	55,888	2,921,863	26,092,237
		21,983,976			–	2,610,352	55,888		26,092,237
		29,639,351			(679,078)	2,915,315	287,827		26,092,237

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund’s net assets.

[2]	As of June 30, 2023, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[3]	This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors.

[4]	Not an Affiliated Company as of June 30, 2023.
[5]	Non-income producing.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

80 | The Royce Funds 2023 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2023, and held for the entire six-month period ended June 30, 2023. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2023, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During the Period[1]	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During the Period[1]	Net Annualized Operating Expense Ratio[2]
Investment Class
Royce Dividend Value Fund	$1,000.00	$1,122.45	$5.74	$1,000.00	$1,019.39	$5.46	1.09%
Royce International Premier Fund	1,000.00	1,044.66	5.93	1,000.00	1,018.99	5.86	1.17%
Royce Micro-Cap Fund	1,000.00	1,094.13	6.44	1,000.00	1,018.65	6.21	1.24%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,153.75	5.02	1,000.00	1,020.13	4.71	0.94%
Royce Premier Fund	1,000.00	1,143.14	6.32	1,000.00	1,018.89	5.96	1.19%
Royce Small-Cap Opportunity Fund	1,000.00	1,131.62	6.55	1,000.00	1,018.65	6.21	1.24%
Royce Small-Cap Special Equity Fund	1,000.00	1,078.52	6.29	1,000.00	1,018.74	6.11	1.22%
Royce Small-Cap Total Return Fund	1,000.00	1,089.47	6.32	1,000.00	1,018.74	6.11	1.22%
Royce Small-Cap Value Fund	1,000.00	1,087.01	6.42	1,000.00	1,018.65	6.21	1.24%
Royce Smaller-Companies Growth Fund	1,000.00	1,152.90	6.62	1,000.00	1,018.65	6.21	1.24%
Service Class
Royce Dividend Value Fund	1,000.00	1,119.17	7.04	1,000.00	1,018.15	6.71	1.34%
Royce Global Financial Services Fund	1,000.00	1,035.07	7.52	1,000.00	1,017.41	7.45	1.49%
Royce International Premier Fund	1,000.00	1,044.55	7.30	1,000.00	1,017.65	7.20	1.44%
Royce Micro-Cap Fund	1,000.00	1,092.81	7.73	1,000.00	1,017.41	7.45	1.49%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,152.12	6.67	1,000.00	1,018.60	6.26	1.25%
Royce Premier Fund	1,000.00	1,143.00	7.92	1,000.00	1,017.41	7.45	1.49%
Royce Small-Cap Opportunity Fund	1,000.00	1,130.07	7.87	1,000.00	1,017.41	7.45	1.49%
Royce Small-Cap Special Equity Fund	1,000.00	1,076.63	7.67	1,000.00	1,017.41	7.45	1.49%
Royce Small-Cap Total Return Fund	1,000.00	1,087.64	7.71	1,000.00	1,017.41	7.45	1.49%
Royce Small-Cap Value Fund	1,000.00	1,084.00	7.70	1,000.00	1,017.41	7.45	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	1,153.28	7.96	1,000.00	1,017.41	7.45	1.49%
Consultant Class
Royce Micro-Cap Fund	1,000.00	1,087.79	12.16	1,000.00	1,013.14	11.73	2.35%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,147.96	10.39	1,000.00	1,015.12	9.74	1.95%
Royce Premier Fund	1,000.00	1,136.90	12.24	1,000.00	1,013.34	11.53	2.31%
Royce Small-Cap Opportunity Fund	1,000.00	1,125.85	12.18	1,000.00	1,013.34	11.53	2.31%
Royce Small-Cap Special Equity Fund	1,000.00	1,072.46	12.28	1,000.00	1,012.94	11.93	2.39%
Royce Small-Cap Total Return Fund	1,000.00	1,084.18	11.58	1,000.00	1,013.69	11.18	2.24%

The Royce Funds 2023 Semiannual Report to Shareholders | 81

Understanding Your Fund’s Expenses (unaudited) (continued)

		ACTUAL		HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During the Period[1]	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During the Period[1]	Net Annualized Operating Expense Ratio[2]
Institutional Class
Royce Global Financial Services Fund	$1,000.00	$1,034.90	$7.52	$1,000.00	$1,017.41	$7.45	1.49%
Royce International Premier Fund	1,000.00	1,046.29	5.28	1,000.00	1,019.64	5.21	1.04%
Royce Pennsylvania Mutual Fund	1,000.00	1,154.65	4.81	1,000.00	1,020.33	4.51	0.90%
Royce Premier Fund	1,000.00	1,143.84	5.95	1,000.00	1,019.24	5.61	1.12%
Royce Small-Cap Opportunity Fund	1,000.00	1,131.71	5.92	1,000.00	1,019.24	5.61	1.12%
Royce Small-Cap Special Equity Fund	1,000.00	1,078.63	5.82	1,000.00	1,019.19	5.66	1.13%
Royce Small-Cap Total Return Fund	1,000.00	1,089.73	5.91	1,000.00	1,019.14	5.71	1.14%
Royce Smaller-Companies Growth Fund	1,000.00	1,154.25	6.36	1,000.00	1,018.89	5.96	1.19%
R Class
Royce Small-Cap Opportunity Fund	1,000.00	1,127.48	9.76	1,000.00	1,015.62	9.25	1.85%
Royce Small-Cap Total Return Fund	1,000.00	1,085.33	9.88	1,000.00	1,015.32	9.54	1.91%
[1]	Expenses are equal to the Fund’s net annualized operating expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Net annualized operating expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

82 | The Royce Funds 2023 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Trustee1, President

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 74 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Trustee

Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Trustee

Age: 60 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Arthur S. Mehlman, Trustee

Age: 81 | Number of Funds Overseen: 16 | Tenure: Since 2004

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002).

G. Peter O’Brien, Trustee

Age: 77 | Number of Funds Overseen: 72 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 56 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/ Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Julia W. Poston, Trustee2

Age: 63 | Number of Funds Overseen: 16 | Tenure: Since 2023

Non-Royce Directorships: Ohio National Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Al. Neyer Corporation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015); and Director and Founder, Cincinnati Women’s Executive Forum (non-profit) (since 2010). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Trustee

Age: 65 | Number of Funds Overseen: 16 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens and Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 55 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 61 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 57 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 56 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 52 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

[1]	Interested Trustee.
[2]	Became a Trustee effective as of the close of business on July 12, 2023.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

The Royce Funds 2023 Semiannual Report to Shareholders | 83

Board Approval of Investment Advisory Agreements

At meetings held on June 14-15, 2023, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuation of the investment advisory agreements between Royce & Associates, LP (“Royce”) and The Royce Fund (“TRF”) relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Dividend Value Fund, Royce Global Financial Services Fund, and Royce International Premier Fund (each, an “Agreement” and collectively, the “Agreements”). In reaching these decisions, the Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each series of TRF listed above (each, a “ Fund” and collectively, the “Funds”) with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by Royce and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. Royce also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also took into account information furnished by Royce in response to various trustee questions regarding Royce operations and the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services Royce receives, payments made to affiliates of Royce, as well as payments made by Royce relating to the distribution of Fund shares, and other direct and indirect benefits Royce and its affiliates receive from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from Royce. The Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by Royce’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase shares of one or more of the Funds included a decision to select Royce as the investment adviser and that there was a strong association in the minds of such shareholders between Royce and each Fund. In considering factors relating to the approval of the continuance of the Agreement for each Fund, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for each Fund was considered at the same Board meeting, the trustees considered the circumstances and interests of each Fund separately. Among other factors, the trustees noted that they considered the following:

The nature, extent and quality of services provided by Royce

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Agreement for each Fund: (i) Royce’s more than 50 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing many of the Funds; (iii) Royce’s focus on micro-, small-, and mid-cap value investing; (iv) the consistency of Royce’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 50 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management, research, and analytical talent (and, in this regard, considered the effort and resources Royce had committed to acquiring portfolio management, research, and analytical talent during the preceding few years); and (viii) Royce’s focus on shareholder interests as exemplified by capping expenses on smaller funds, temporarily closing various Funds to new investors when Royce believed such temporary closings were in the best interests of existing shareholders, liquidating share classes for certain Funds that did not attract sufficient assets to make them viable on a long-term basis or, when appropriate under the Fund’s Rule 18f-3 Plan, converting shares of such Funds into shares of other share classes that had lower net annualized operating expense ratios, establishing breakpoints for a number of Funds and providing expansive shareholder reporting and communications. The Board also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. The Board reviewed the services that Royce provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that Royce provided certain administrative services to the Funds at cost, pursuant to the Administration Agreement between Royce and TRF, on behalf of each Fund. The Board determined that the services to be provided to each Fund by Royce would be the same as those that it previously provided to each Fund. The Board also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund. The Board concluded that the investment advisory services provided by Royce to each Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce continues to be suitable for each Fund.

Investment performance of the Funds and Royce

Royce generally emphasizes a risk-averse approach in managing the Funds. In light of that approach, the Board believes that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years, because such periods tend to encompass different market environments and cycles, unlike shorter time periods.

Small- and large-cap stocks confronted a variety of bearish macro factors in 2022, including high inflation, a hawkish Fed which ushered in much higher interest rates, and the ongoing war in Ukraine, and experienced a decidedly difficult year in the process. The Russell 2000 Index fell -20.4% for the year, its third-worst calendar year performance on record, trailing only 2008, during the Financial Crisis, and 2002, the worst year, which followed the peak of the Internet Bubble. The Board noted that large-cap companies had a similarly negative experience in 2022, with the Russell 1000 Index falling -19.1% during the period. Within the small-cap market, the Board noted that small-cap value stocks fared better than small-cap growth stocks (falling -14.5% and -26.4%, respectively) over the period. The Board also noted that 2022’s double-digit losses were not limited to equities,

84 | The Royce Funds 2023 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements (continued)

as the Bloomberg Barclays U.S. Aggregate Bond Index fell -13.0% while its global counterpart, the Bloomberg Barclays Global Aggregate Bond Index, declined -16.2%.

The Board noted that seven of the eleven Funds (63.6%) ranked in the 1st or the 2nd Sharpe Ratio quartile within their respective Morningstar categories for the 1-year period ended December 31, 2022. The Board further noted that four of the seven largest Funds ranked in the 1st or the 2nd Sharpe Ratio quartile within their respective Morningstar categories for the same 1-year period while five of the seven largest Funds ranked in such Sharpe Ratio quartiles within their respective Morningstar categories for the 5-year period ended December 31, 2022.

A large portion of the post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed those companies with more conservative balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital and cyclical companies generally favored by the Funds.

Each of Royce Pennsylvania Mutual Fund (“PMF”) and Royce International Premier Fund (“RIP”) produced relative risk-adjusted performance within its Morningstar category that mirrored the performance trends that were exhibited by the other large Funds, as described above. In particular, the Board noted that PMF produced stronger relative risk-adjusted performance during the 1- and 5-year (2nd quartile in both instances) periods ended December 31, 2022, and weaker relative risk-adjusted performance during the 3- and 10-year (3rd quartile in both instances) periods ended December 31, 2022. The Board similarly noted that RIP produced stronger relative risk-adjusted performance during the 1- and 5-year (2nd quartile in both instances) periods ended December 31, 2022, and weaker relative risk-adjusted performance during the 3-year (4th quartile) period ended December 31, 2022. (The relevant share class of RIP did not have ten full calendar years of performance as of December 31, 2022. As a result, Broadridge did not include the relevant performance information for RIP for the 10-year period ended December 31, 2022, in the materials that were provided to the Board.)

The Board noted that each of Royce Small-Cap Special Equity Fund (“RSE”) and Royce Small-Cap Opportunity Fund (“ROF”) produced relative risk-adjusted performance within its Morningstar category that differed from the performance trends described above. In particular, RSE ranked in the 1st quartile within its Morningstar category for the 1-year period ended December 31, 2022, and in the 2nd quartile within its Morningstar category for each of the 3-, 5-, and 10-year periods ended December 31, 2022, while ROF produced stronger relative risk-adjusted performance during the 3-, 5-, and 10-year periods ended December 31, 2022 (1st quartile in all three of those instances) and weaker relative risk adjusted performance during the 1-year period ended December 31, 2022 (3rd quartile).

Each of Royce Premier Fund (“RPR”), Royce Smaller-Companies Growth Fund (“RVP”), Royce Small-Cap Value Fund (“RVV”), and Royce Dividend Value Fund (“RDV”) produced relative risk-adjusted performance within its Morningstar category that mirrored the broader performance trends that were exhibited by all eleven Funds, as described above. In particular, the Board noted that RPR, RVP, RVV, and RDV exhibited stronger relative risk-adjusted performance during the 1-year period ended December 31, 2022 (1st, 2nd, 1st, and 2nd quartiles, respectively), and weaker relative risk-adjusted performance during the 3-, 5- and 10-year periods ended December 31, 2022, with all four Funds ranking in the 3rd or 4th quartile within its Morningstar category for such periods.

The Sharpe Ratio quartile rankings for Royce Micro-Cap Fund (“RMC”), Royce Small-Cap Total Return Fund (“RTR”), and Royce Global Financial Services Fund (“RFS”) differed from all of the performance patterns described above. Although each of these Funds ranked in the 4th quartile within its Morningstar category for the 1-year period ended December 31, 2022, they generally produced stronger relative risk adjusted performance during the 3-, 5-, and 10-year periods ended December 31, 2022, (RMC: 2nd, 2nd, and 4th quartiles, respectively; RTR: 4th, 3rd, and 2nd quartiles, respectively, RFS: 3rd, 3rd, and 2nd quartiles, respectively).

The Board also received an analysis that compared the Sharpe Ratio of each Fund with the Sharpe Ratio of its primary benchmark index and the arithmetic average of the Sharpe Ratios of the funds within its Morningstar category for each of the 1-, 3-, 5-, and 10-year periods ended December 31, 2022. The Board noted that the Sharpe Ratios of the ten Funds for which the relevant share class had at least ten full calendar years of performance as of December 31, 2022 equaled or exceeded the Sharpe Ratios of their respective primary benchmark indexes and the arithmetic averages of the Sharpe Ratios of the funds within their respective Morningstar categories as follows: (i) all four time periods (RSE); (ii) three of the four time periods (PMF, RPR, ROF, and RFS); (ii) two of the four time periods (RMC, RTR, and RVP); and (iv) one of the four time periods (RVV and RDV). Thus, five of those ten Funds had Sharpe Ratios that equaled or exceeded the Sharpe Ratios of their respective primary benchmark indexes and the arithmetic averages of the Sharpe Ratios of the funds within their respective Morningstar categories during at least three of the four applicable time periods, while eight of those ten Funds had Sharpe Ratios that equaled or exceeded the Sharpe Ratios of their respective primary benchmark indexes and the arithmetic averages of the Sharpe Ratios of the funds within their respective Morningstar categories during at least two of the four applicable time periods. The Sharpe Ratio of RIP, the lone Fund for which the relevant share class did not have at least ten full calendar years of performance as of December 31, 2022, exceeded the Sharpe Ratio of its primary benchmark index and the arithmetic average of the Sharpe Ratios of the funds within its Morningstar category in one of the three applicable time periods.

The Board also noted that the peer groups included in the Broadridge materials provided to them for a number of Funds may not be appropriate for performance comparisons and that Royce had augmented the data provided to the Board throughout the years by including performance information for other funds that Royce believes are more comparable to those Funds.

In addition to the relative risk–adjusted performance of each Fund, the Board also reviewed and considered each Fund’s absolute total returns, down market performance, and, for Funds in existence for such periods, long-term performance records over periods of 10 years or longer. In connection therewith, the Board received detailed information from Royce indicating that the average annualized total returns of: (i) multiple Funds compared favorably to those of their respective benchmarks indexes for various short-term and extended performance periods ended March 31, 2023 and (ii) a majority of the Funds ranked in the 1st or the 2nd quartile within their respective Morningstar categories for the year-to-date, 1-year, and 5-year periods ended March 31, 2023. The Board also noted that the average annualized total returns for seven of the eleven Funds ranked in the 1st or 2nd quartile within their respective Morningstar categories for the period February 20, 2020 (i.e., a date prior to the beginning of various Covid-related declines) through March 31, 2023.

The Board also considered it important to look beyond “snapshot” performance as of December 31, 2022, and therefore examined monthly rolling average returns for each Fund relative to its benchmark for the 3-, 5-, and 10-year periods ended March 31, 2023. The Board also noted that eight of the Funds outperformed their

The Royce Funds 2023 Semiannual Report to Shareholders | 85

Board Approval of Investment Advisory Agreements (continued)

respective benchmark indexes for at least a majority of the monthly rolling average annual return periods during at least one of the 3-, 5-, and 10-year periods ended March 31, 2023, with five Funds outperforming their respective benchmark indexes for at least a majority of the monthly rolling average annual return periods during at least two of the 3-, 5-, and 10-year periods ended March 31, 2023.

The Board noted that Royce manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions that followed the 2008 financial crisis as well as in more recent periods, as referenced above. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that Royce continues to be an appropriate investment adviser for each Fund.

Cost of the services provided and profits realized by Royce from its relationship with each Fund

The Board considered the cost of the services provided by Royce and profits realized by Royce from its relationship with each Fund. As part of the analysis, the Board discussed with Royce its methodology in allocating its costs to each Fund and concluded that Royce’s allocations were reasonable. The Board noted that at times in the past Royce had temporarily closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board concluded that Royce’s profits with respect to each Fund during the year ended December 31, 2022, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale

While acknowledging that the presence or absence of economies of scale in fund management businesses can be debated and is in any event difficult to measure and directly assess, the Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board also noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF’s fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board further noted the reduced contractual breakpoint levels for each Fund other than PMF that became effective as of July 1, 2017. The Board concluded that the current fee structure for each Fund is reasonable and that the relevant shareholders sufficiently participated in economies of scale (while again noting the various potential issues with assessing such economies of scale both in general and under the facts at hand) and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients

The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Agreements to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in micro- and small-cap stocks, as provided by Broadridge. The Board noted that, except for PMF, the contractual advisory fee rate for each Fund exceeded the median of its Broadridge-assigned peers. The Board noted the importance of the net annual operating expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses.

The Board noted that the net annual operating expense ratio for RMC ranked in the 2nd quintile among its Broadridge-assigned peers. The Board further noted that the net annual operating expense ratios for ROF, RSE, RVV, and RIP ranked in the middle quintile among their respective Broadridge-assigned peers.

In addition, the Board noted that although the net annual operating expense ratio for PMF ranked in the 4th quintile among its Broadridge-assigned peers, it was only four (4) basis points higher than its peer group median, well within range of such peer group median.

The Board further noted the net annual operating expense ratio for the remaining Funds (i.e., RPR, RTR, RVP, RDV and RFS) ranked in the 5th quintile among their respective Broadridge-assigned peers. Although these rankings can be attributed in large part to the investment advisory fees for these Funds, such fees are also consistent with those of other Royce-advised open-end funds.

While the Board noted that the net annual operating expense ratios of RPR and RTR were 26 and 25 basis points higher, respectively, than the median of their Broadridge-assigned peer groups, they also noted that such net annual operating expense ratios were only 6 and 10 basis points, respectively, higher than the average net annual operating expense ratio for the 214 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less). Additionally, the Board noted that although the net annual operating expense ratios of RVP and RDV were 9 and 14 basis points higher, respectively, than their Broadridge-assigned peer groups, such net annual operating expense ratios were only 12 basis points higher and 3 basis points lower, respectively, than the average net annual operating expense ratio for the 214 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less). The trustees also noted that RDV’s average net assets and weighted average market capitalization for the period were also significantly lower than the relevant peer group medians. Although RFS’s net annual operating expense ratio was 18 basis points higher than the median of its Broadridge-assigned peer group, the trustees noted that the peer group consisted of only nine funds and that RFS’s average net assets and weighted average market capitalization for the period were also significantly lower than the relevant peer group medians.

The Board further noted that the contractual investment advisory fee rate for each of RPR, RTR, RVP, RDV, and RFS is consistent with those of other Funds that invest primarily in micro-cap and small-cap equity securities. After taking into consideration that the level of work necessary to invest in domestic and/or international micro-cap and small-cap equity securities is significantly greater than that necessary to invest in larger-cap securities, the Board noted that the basis point differentials in investment advisory fees, which in large measure give rise to the generally higher net annual operating expense ratios for RPR, RTR, RVP, RDV, and RFS were appropriate for those Funds.

The Board also noted that Royce manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that

86 | The Royce Funds 2023 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements (continued)

is identical to the benchmark would have 0% active share. Royce presented several analyses to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Board noted that each of PMF had an active share of 88%, ROF had an active share of 90%, RMC had an active share of 91%, RVP had an active share of 93%, and the remaining seven Funds had active shares of 96% or greater for the year ended December 31, 2022.

The Board further noted that Royce has waived, both during the year ended December 31, 2022, and during earlier periods, investment advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged Royce’s intention to continue this expense limitation practice. The Board also noted lower contractual asset breakpoints for each Fund other than PMF became effective as of July 1, 2017. The Board also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

No single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the existing Agreement for each Fund, concluding that a contract continuation on the existing terms for each Fund is in the best interests of the shareholders of each Fund and that each Fund’s investment advisory fee rate is reasonable in relation to the services provided.

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Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. As required by the Liquidity Rule, The Royce Fund (the “Trust”) adopted and implemented a written Liquidity Risk Management Program (as amended from time to time, the “LRMP”) which took effect on December 1, 2018.

The LRMP is designed to assess and manage the liquidity risk of each series of the Trust (each, a “Fund” and collectively, the “Funds”), taking into consideration each Fund’s: (i) investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) short and long-term cash flow projections; (iii) holdings of cash and cash equivalents; and (iv) access to other funding sources, including custodian overdrafts and the Funds’ line of credit. In this context, liquidity risk refers to the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of the Chief Risk Officer of Royce Investment Partners (“Royce”) as the administrator of the LRMP (in such capacity, the “Administrator”). The Administrator reports directly to the Board and serves at its pleasure in her capacity as Administrator. Such person also reports directly to Royce’s Chief Executive Officer in her capacity as Royce’s Chief Risk Officer. The members of Royce’s Risk Management Committee and its Legal & Compliance Department serve the Administrator in an advisory capacity. The Administrator may also consult with Royce’s portfolio management, administration, and trading personnel to the extent such person deems it necessary or appropriate to carry out the duties assigned to the Administrator under the LRMP. The Trust has retained a third-party liquidity vendor that performs various functions in connection with the administration of the LRMP, including classifying the liquidity of each Fund investment.

In accordance with the requirements of the Liquidity Rule and the LRMP, each Fund must classify each of its investments into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less.

•	Moderately liquid investments – convertible to cash in three to seven calendar days.

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days.

•	Illiquid investments – cannot not be sold or disposed of within seven calendar days.

In addition, the LRMP prohibits a Fund from acquiring any illiquid investment if, immediately after such acquisition, it would have invested more than 15% of its net assets in illiquid investments. Liquidity classification determinations take into account a variety of factors, including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from the third-party liquidity vendor.

Each Fund has been classified as a “primarily highly liquid fund” under the LRMP. For these purposes, a primarily highly liquid fund must hold more than 50% of its net assets in highly liquid investments. A Fund would cease to be a primarily highly liquid fund if its highly liquid investments fell to 50% or less of its net assets as of the end of any calendar month.

The Administrator presented a report to the Board at its meeting on February 16, 2023 that addressed the adequacy and effectiveness of the LRMP during the period January 1, 2022 to December 31, 2022 (the “covered period”). Among other things, the report provided summary information regarding overall market liquidity and the Funds’ compliance with various liquidity-related requirements along with examples of how the Administrator, Royce’s Risk Management Committee, and the relevant portfolio managers monitored and reacted to changes in liquidity profiles during the covered period. The report concluded that:

•	each Fund remained a primarily highly liquid fund during the covered period;

•	no Fund breached the 15% limit on illiquid investments during the covered period;

•	the LRMP remains reasonably designed and implemented to assess and manage each Fund’s liquidity risk; and

•	each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the covered period.

No assurance can be given that the LRMP will achieve its objectives in the future. Please refer to the Trust’s statutory prospectuses for more information regarding each Fund’s exposure to liquidity risk and other principal risks and a description of how the Funds expect to satisfy redemption requests.

88 | The Royce Funds 2023 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2023, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2023 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/ or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2500 Index is an index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the largest 1,000 publicly traded U.S. companies in the Russell 3000 Index. The Russell Top 50 Index is an index of domestic large-cap stocks. It measures the performance of approximately 50 of the largest publicly traded companies in the Russell 3000 Index. Securities are weighted based on their style score. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This material is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization weighted index of global small-cap stocks, excluding the United States. MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization weighted index of global large-cap stocks, excluding the United States. The Nasdaq Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The CBOE S&P 500 Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. It is the square root of the risk-neutral expectation of the S&P 500 variance over the next 30 calendar days and is quoted as an annualized standard deviation. The Center for Research in Securities Prices (CRSP) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. The purpose of the PMI is to provide information about current and future business conditions to company decision makers, analysts, and investors. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: ©2023 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Certain Funds invest a significant portion of their assets in a limited number of stocks

The Royce Funds 2023 Semiannual Report to Shareholders | 89

Notes to Performance and Other Important Information (continued)

or focus their investments in a particular sector or industry, which may involve considerably more risk than a more broadly diversified portfolio because they may be more susceptible to any single corporate, economic, political, regulatory, or market event. (Please see “Primary Risks for Fund Investors” and “Investing in Foreign Securities” in the prospectus.) A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www.royceinvest.com. The Royce Funds is a service mark of The Royce Fund Distributor: Royce Fund Services, LLC.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (tollfree), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

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92 | The Royce Funds 2023 Semiannual Report to Shareholders

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ROYCE Investment Partners

The Royce Funds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 50+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 17 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION
General Royce Funds information including:

•	How to open an account

•	An overview of our firm and Funds

•	Ordering literature including Prospectuses

  (800) 221-4268

ACCOUNT INFORMATION

Speak with a representative about:

•	Your account, transactions, and forms

  (800) 841-1180

FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS

Speak with your regional Royce contact regarding:

•	Scheduling a meeting or call

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•	Resources for financial professionals, such as portfolio attribution reports

(800) 337-6923

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OE-REP-0623

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Christopher D. Clark

Christopher D. Clark

President

Date: August 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
President		Chief Financial Officer

Date: August 10, 2023		Date: August 10, 2023